Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Kemper Investors Life Insurance Company Through KILICO Variable Annuity Separate Account		Prospectus May 1, 2005 Scudder DestinationsSM Annuity

Home Office	Annuity Contact Center
1400 American Lane	Scudder DestinationsSM Service Team
Schaumburg, Illinois 60196	PO Box 19097
Greenville, SC 29602-9097
Phone: 1-800-449-0523 (toll free)
www.kemperinvestors.com	7:30 a.m. to 6:00 p.m. Central Time M-F

This Prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contract”) offered by Kemper Investors Life Insurance Company (“we” or “KILICO”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) option in states where a MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 36 investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios or Funds:

•   AIM Variable Insurance Funds (Series I Shares):

•   AIM V.I. Utilities Fund (formerly INVESCO VIF-Utilities Fund)

•   The Alger American Fund (Class O Shares):

•   Alger American Balanced Portfolio

•   Alger American Leveraged Al1Cap Portfolio

•   Credit Suisse Trust (Trust Class Shares):

•   Credit Suisse Trust-Emerging Markets Portfolio

•   Credit Suisse Trust-Global Small Cap Portfolio (formerly Credit Suisse Trust-Global Post-Venture Capital Portfolio)

•   Dreyfus Investment Portfolios (Initial Share Class):

•   MidCap Stock Portfolio (“Dreyfus IP MidCap Stock Portfolio”)

•   The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

•   Scudder Variable Series I (Class A Shares):

•   Scudder Bond

•   Scudder Capital Growth[1]

•   Scudder Global Discovery

•   Scudder Growth and Income[2]

•   Scudder Health Sciences

•   Scudder International

•   Scudder Variable Series II (Class A Shares):

•   Scudder Aggressive Growth

•   Scudder Blue Chip

•   Scudder Large Cap Value

•   Scudder Fixed Income

•   Scudder Global Blue Chip

•   Scudder Government & Agency Securities

•   Scudder High Income

•   Scudder International Select Equity

•   Scudder Money Market

•   Scudder Small Cap Growth[3]

•   Scudder Strategic Income

•   Scudder Technology Growth

•   Scudder Total Return[4]

•   SVS Davis Venture Value

•   SVS Dreman Financial Services

•   SVS Dreman High Return Equity

•   SVS Dreman Small Cap Value

•   SVS Index 500

•   SVS INVESCO Dynamic Growth

•   SVS Janus Growth And Income

•   SVS Janus Growth Opportunities

•   SVS Oak Strategic Equity

•   SVS Turner Mid Cap Growth

[1]	Effective April 29, 2005, pursuant to shareholder approval, the SVS Eagle Focused Large Cap Growth and the Scudder Growth Portfolio merged into the Scudder Capital Growth Portfolio.

[2]	Effective April 29, 2005, pursuant to shareholder approval, the SVS Focus Value+Growth Portfolio merged into the Scudder Growth and Income Portfolio.

[3]	Effective April 29, 2005, pursuant to shareholder approval, the Scudder 21st Century Growth Portfolio merged into the Scudder Small Cap Growth Portfolio.

[4]	Effective April 29, 2005, pursuant to shareholder approval, the Scudder Balanced Portfolio merged into the Scudder Total Return Portfolio.

Subaccounts, Portfolios and Funds may be added or deleted in the future. Contract Values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract Values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Annuity Contact Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2005.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS (CONTINUED)

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DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Contact Center—The address of our Annuity Contact Center is Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder DestinationsSM Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. IBM Business Transformation Outsourcing Insurance Service Corporation is the administrator of the Contract. You can call the Annuity Contact Center toll-free at 1-800-449-0523.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “KILICO”)—Kemper Investors Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of KILICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

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Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.), The Alger American Fund, Credit Suisse Trust, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Scudder Variable Series I and Scudder Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

Guarantee Period Value—The value of your Contract interest in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment—An adjustment of values under a Guarantee Period in accordance with the Market Value Adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the Market Value Adjustment formula stated in the Contract. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described below.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The KILICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The thirty-six subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

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Subaccount Value—The value of your interest in each Subaccount.

Unitholder—The person holding the voting rights with respect to an Accumulation or Annuity Unit.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

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SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum Purchase Payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000.

Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account will earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The MVA Option also provides fixed accumulations. The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For certain Contracts, we may limit the number of Guarantee Period options available to three. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, unless Contract Values are allocated to:

•	the MVA Option and are guaranteed to receive the Guaranteed Interest Rate, subject to any Market Value Adjustment, or

•	the Fixed Account Option and are guaranteed to earn no less than the minimum guaranteed rate (see “Fixed Account Option”).

Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions.

We do not deduct sales charges from Purchase Payments. Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

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The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. We may limit Purchase Payments under qualified plans, other than IRAs, to lump-sum rollovers and transfers. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

You may examine a Contract and return it for a refund during the “free look” period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions-IRAs or as Roth Individual Retirement Annuities.

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SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments):	7%

Year of Withdrawal after Purchase Payment	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eight years and following	0.00%

Maximum Transfer Fee:	$25[2]

[1]	A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Current
Periodic Charges other than Portfolio Expenses
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)
With the Standard Death Benefit Only
Mortality and Expense Risk Charge[4]	1.25%
Administration Charge[4]	0.15%

Total Separate Account Annual Expenses	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge[4]	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge[4]	0.15%

Total Separate Account Annual Expenses	1.65%

[3]	The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

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[4]	Scudder Money Market Subaccount #2 is the only Subaccount not subject to this charge.

[5]	We no longer offer the Guaranteed Retirement Income Benefit Rider. If you have elected the Guaranteed Retirement Income Benefit Rider and your rider remains in force, the current 0.25% rider charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2004. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20041

	Lowest	—	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	.29%	—	1.69%

Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses—after any contractual waivers of fees and expenses)[2]	.29%	—	1.69%

[1]	The fund expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

[2]	The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses until at least April 30, 2006.

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The next table shows the fees and expenses charged by each fund for the fiscal year ended December 31, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the portfolios as of December 31, 2004):

Fund	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses	Fee Waiver or Expense Reimburse- ment	Contractual Net Total Annual Expenses
AIM Variable Insurance Funds (Series I Shares)
AIM V.I. Utilities Fund (formerly INVESCO VIF-Utilities Fund)[1]	0.60%	N/A	0.41%	1.01%	N/A	1.01%
The Alger American Fund (Class O Shares)
Alger American Balanced Portfolio	0.75%	N/A	0.12%	0.87%	N/A	0.87%
Alger American Leveraged AllCap Portfolio	0.85%	N/A	0.12%	0.97%	N/A	0.97%
Credit Suisse Trust (Trust Class Shares)
Credit Suisse Trust-Emerging Markets Portfolio[2]	1.25%	N/A	0.44%	1.69%	N/A	1.69%
Credit Suisse Trust-Global Small Cap Portfolio[2]	1.25%	N/A	0.32%	1.57%	N/A	1.57%
Dreyfus Investment Portfolios (Initial Share Class)
Mid Cap Stock Portfolio	0.75%	N/A	0.03%	0.78%	N/A	0.78%
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
	0.75%	N/A	0.07%	0.82%	N/A	0.82%
Scudder Variable Series I (Class A Shares)
Scudder Bond[3]	0.48%	N/A	0.12%	0.60%	N/A	0.60%
Scudder Capital Growth Portfolio[3]	0.47%	N/A	0.03%	0.50%	N/A	0.50%
Scudder Global Discovery Portfolio[3]	0.98%	N/A	0.20%	1.18%	N/A	1.18%
Scudder Growth and Income Portfolio[3]	0.47%	N/A	0.07%	0.54%	N/A	0.54%
Scudder Health Sciences Portfolio[3]	0.75%	N/A	0.13%	0.88%	N/A	0.88%
Scudder International Portfolio[3]	0.87%	N/A	0.17%	1.04%	N/A	1.04%
Scudder Variable Series II (Class A Shares)
Scudder Aggressive Growth Portfolio[4]	0.75%	N/A	0.27%	1.02%	0.07%	0.95%
Scudder Blue Chip Portfolio[4]	0.65%	N/A	0.05%	0.70%	N/A	0.70%
Scudder Fixed Income Portfolio[4]	0.60%	N/A	0.06%	0.66%	N/A	0.66%
Scudder Global Blue Chip Portfolio[4]	1.00%	N/A	0.44%	1.44%	N/A	1.44%
Scudder Government & Agency Securities Portfolio	0.55%	N/A	0.06%	0.61%	N/A	0.61%
Scudder High Income Portfolio	0.60%	N/A	0.06%	0.66%	N/A	0.66%
Scudder International Select Equity Portfolio	0.75%	N/A	0.14%	0.89%	N/A	0.89%
Scudder Large Cap Value Portfolio[4]	0.75%	N/A	0.05%	0.80%	N/A	0.80%
Scudder Money Market Portfolio	0.49%	N/A	0.04%	0.53%	N/A	0.53%
Scudder Small Cap Growth Portfolio	0.65%	N/A	0.06%	0.71%	N/A	0.71%
Scudder Strategic Income Portfolio[4]	0.65%	N/A	0.19%	0.84%	N/A	0.84%
Scudder Technology Growth Portfolio[4]	0.75%	N/A	0.08%	0.83%	N/A	0.83%
Scudder Total Return Portfolio[5]	0.45%	N/A	0.06%	0.51%	N/A	0.51%
SVS Davis Venture Value Portfolio[4]	0.95%	N/A	0.10%	1.05%	N/A	1.05%
SVS Dreman Financial Services Portfolio[4]	0.75%	N/A	0.09%	0.84%	N/A	0.84%
SVS Dreman High Return Equity Portfolio[4]	0.73%	N/A	0.05%	0.78%	N/A	0.78%
SVS Dreman Small Cap Value Portfolio[4]	0.75%	N/A	0.04%	0.79%	N/A	0.79%
SVS Index 500 Portfolio[4,6]	0.20%	N/A	0.09%	0.29%	N/A	0.29%
SVS INVESCO Dynamic Growth Portfolio[4]	1.00%	N/A	0.48%	1.48%	0.18%	1.30%
SVS Janus Growth and Income Portfolio[4,7]	0.75%	N/A	0.11%	0.86%	N/A	0.86%
SVS Janus Growth Opportunities Portfolio[4,7]	0.75%	N/A	0.11%	0.86%	N/A	0.86%
SVS Oak Strategic Equity Portfolio[4]	0.95%	N/A	0.15%	1.10%	N/A	1.10%
SVS Turner Mid Cap Growth Portfolio[4]	1.00%	N/A	0.19%	1.19%	N/A	1.19%

[1]

The Fund’s adviser has contactually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for the AIM V.I. Utilities Fund. In determining the adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest: (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expenses offset arrangement. Currently, the only expense offset arrangements

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from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. The credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

[2]	Fee waivers and/or expense reimbursements reduced total annual expenses to 1.40% for each of the Credit Suisse Trust Emerging Markets Portfolio and the Credit Suisse Trust Global Small Cap Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

[3]	Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Funds to the amounts set forth after the Fund names: Bond (Class A Shares) 0.71%, Capital Growth (Class A Shares) 1.08%, Scudder Global Discovery (Class A Shares) 1.24%, Scudder Health Sciences (Class A Shares) 0.95%, and International (Class A Shares) 1.37%, and have agreed for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Total Annual Expenses of the Scudder Growth and Income Portfolio to 0.54% . The portfolio fees and expenses for the Scudder Growth and Income Portfolio have been restated and estimated to reflect expenses expected upon the consummation of the merger of the SVS Focus Value + Growth Portfolio into the Scudder Growth and Income Portfolio.

[4]	Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Funds to the amounts set forth after the Fund names: SVS Invesco Dynamic Growth (Class A Shares) 1.30%, SVS Turner Mid Cap Growth (Class A Shares) 1.30%, SVS Oak Strategic Equity (Class A Shares) 1.15%, SVS Davis Venture Value (Class A Shares) 1.15%, SVS Dreman High Return Equity (Class A Shares) to 0.87%, SVS Dreman Financial Services (Class A Shares) 0.99%, SVS Janus Growth Opportunities (Class A Shares) 0.95%, SVS Janus Growth and Income (Class A Shares) 0.95%, Scudder Aggressive Growth (Class A Shares) 0.95%, Scudder Technology Growth (Class A Shares) 0.95%, Scudder Large Cap Value (Class A Shares) 0.80%, SVS Dreman Small Cap Value (Class A Shares) 0.84%, Scudder Fixed Income (Class A Shares) 0.80%, Scudder Strategic Income (Class A Shares) 1.05%, Scudder Blue Chip (Class A Shares) 0.95%, SVS Index 500 (Class A Shares) 0.377%, Scudder Global Blue Chip (Class A Shares) 1.56%.

[5]	Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit Total Annual Expenses of the Scudder Total Return Portfolio to 0.51%. The portfolio fees and expenses for the Scudder Total Return Portfolio have been restated and estimated to reflect expenses expected upon the consummation of the merger of the Scudder Balanced Portfolio into the Scudder Total Return Portfolio.

[6]	Management fees have been restated to reflect the new fee schedule effective October 1, 2004.

[7]	Management fees have been restated to reflect the new fee schedule effective May 1, 2005.

The expenses shown above are deducted by each underlying fund or portfolio before the fund or portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least April 30, 2006. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUND’S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 965	$ 1,463	$ 2,071	$3,509

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$ 324	$ 989	$ 1,678	$3,509

b. If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$ 965	$ 1,463	$ 2,071	$3,509

(3)	If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 324	$ 989	$ 1,678	$3,509

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.02% that is determined by dividing total Record Maintenance Charges collected during 2004 ($921,832) by total average net assets attributable to the Contract during 2004 ($3,725,148,725).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

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DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

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KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding (“ZGH”), a Swiss holding company. ZGH is owned by Zurich Financial Services (“ZFS”), a Swiss holding company.

Effective September 3, 2003 (the “Closing Date”), KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA administers and 100% reinsures certain lines of business currently underwritten by KILICO. FKLA administered the Contracts for one year after the Closing Date. Otherwise, the transfer and coinsurance agreement do not relate directly to the Contracts. The benefits and provisions of the Contracts were not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account.

The MVA Option

You may allocate amounts in the Market Value Adjustment (“MVA”) Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option” below). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit, for certain Contracts, the number of Guarantee Periods available to three.

The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

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•	debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•	other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

The Separate Account

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Thirty-six Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds

•	The Alger American Fund

•	Credit Suisse Trust

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	Scudder Variable Series I

•	Scudder Variable Series II

The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Credit Suisse Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate

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accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
AIM V.I. Utilities Fund (formerly INVESCO VIF-Utilities Fund)(Series I Shares)	Seeks capital growth and current income. Investment adviser is A I M Advisors, Inc.

Alger American Balanced Portfolio (Class O Shares)	Seeks current income and long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Alger American Leveraged AllCap Portfolio (Class O Shares)	Seeks long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Credit Suisse Trust-Emerging Markets Portfolio (Trust Class Shares)	Seeks long-term growth of capital by investing in equity securities of companies located or conducting a majority of their business in emerging markets. Investment adviser is Credit Suisse Asset Management LLC. The subadviser is Credit Suisse Asset Management Limited.

Credit Suisse Trust-Global Small Cap Portfolio (Trust Class Shares)	Seeks long-term growth of capital by investing primarily in equity securities of small U.S. and foreign companies. Investment adviser is Credit Suisse Asset Management LLC. The subadviser is Credit Suisse Asset Management Limited.

Dreyfus IP MidCap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor’s MidCap 400® Index (S&P) 400). Investment adviser is The Dreyfus Corporation.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)	Seeks to provide capital growth with current income as a secondary goal. To pursue these goals, the Fund, under normal circumstances, invests at least 80% of its assets in common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. Investment adviser is The Dreyfus Corporation.

Scudder Bond (Class A Shares)	Seeks to provide a high level of income consistent with a high quality portfolio of debt securities. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management Services Ltd.

Scudder Capital Growth Portfolio[1] (Class A Shares)	Seeks to maximize long-term capital growth through a broad and flexible investment program. Investment adviser is Deutsche Investment Management Americas Inc.

[1]	Effective April 29, 2005, pursuant to shareholder approval, the SVS Eagle Focused Large Cap Growth and the Scudder Growth Portfolio merged into the Scudder Capital Growth Portfolio.

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Fund/Portfolio	Investment Objective and Investment Adviser
Scudder Global Discovery Portfolio (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Growth and Income Portfolio[2] (Class A Shares)	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Health Sciences Portfolio (Class A Shares)	Under normal circumstances, seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder International Portfolio (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management Services Ltd.

Scudder Aggressive Growth Portfolio (Class A Shares)	Seeks capital appreciation through the use of aggressive investment techniques. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Blue Chip Portfolio (Class A Shares)	Seeks growth of capital and income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Large Cap Value Portfolio (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Fixed Income Portfolio (Class A Shares)	Seeks high current income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Global Blue Chip Portfolio (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Government & Agency Securities Portfolio (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder High Income Portfolio (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder International Select Equity Portfolio (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management Investment Services Ltd.

Scudder Money Market Portfolio (Class A Shares)	Seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Small Cap Growth Portfolio[3] (Class A Shares)	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Technology Growth Portfolio (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

[2]	Effective April 29, 2005, pursuant to shareholder approval, the SVS Focus Value+Growth Portfolio merged into the Scudder Growth and Income Portfolio.

[3]	Effective April 29, 2005, pursuant to shareholder approval, the Scudder 21st Century Growth Portfolio merged into the Scudder Small Cap Growth Portfolio.

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Fund/Portfolio	Investment Objective and Investment Adviser

Scudder Total Return Portfolio[4] (Class A Shares)	Seeks high total return, a combination of income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management Investment Services Ltd.

SVS Davis Venture Value Portfolio (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Davis Selected Advisers, L.P.

SVS Dreman Financial Services Portfolio (Class A Shares)	Seeks to provide long-term capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

SVS Dreman High Return Equity Portfolio (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

SVS Dreman Small Cap Value Portfolio (Class A Shares)	Seeks long-term capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

SVS Index 500 Portfolio (Class A Shares)	Seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor’s® 500 Index. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Northern Trust Investments N.A.

SVS INVESCO Dynamic Growth Portfolio (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is INVESCO.

SVS Janus Growth And Income Portfolio (Class A Shares)	Seeks long-term capital growth and current income. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Janus Capital Management LLC

SVS Janus Growth Opportunities Portfolio (Class A Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Janus Capital Management LLC

SVS Oak Strategic Equity Portfolio (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Oak Associates, Ltd.

SVS Turner Mid Cap Growth Portfolio (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Turner Investment Partners, Inc.

[4]	Effective April 29, 2005, pursuant to shareholder approval, the Scudder Balanced Portfolio merged into the Scudder Total Return Portfolio.

*	“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management Americas Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

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The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Funds’ prospectuses accompanying this Prospectus and statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

Selection of Funds

The Funds or Portfolios offered through the Contract are selected by KILICO, and KILICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will compensate us for administrative, marketing, and support services that would otherwise be provided by the Fund or Portfolio, or its service providers, or whether the Funds or Portfolios adviser was an affiliate.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. You are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as investment options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We and/or Scudder Investments may receive compensation from some of the Funds’ service providers for administrative and other services we perform related to the Separate Account operations that might otherwise have been provided by the Funds. The amount of this compensation is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to .25%. Some service providers pay us more than others. The chart below provides the current maximum percentages of support fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to KILICO
From the following Funds or their Service Providers:	Maximum % of assets*	From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%	Dreyfus Socially Responsible Growth	.25%
Alger American	.25%	Scudder	.085%
Credit Suisse	.25%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We and/or Scudder Investments also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. The amounts are paid out of the adviser’s (or affiliate’s) own resources and not out

21

of Funds assets. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

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THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500. The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. Upon receipt of a Purchase Payment, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge (see “Contracts Issued Before November 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

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The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

a. is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

b. is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

c. is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00
Guarantee Period	5 Years
Guarantee Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

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At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by reauthorized telephone instructions or by giving us written notice. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Annuity Contact Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared.

We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts; and

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12

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transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Website Access. Our website address at www.kemperinvestors.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Annuity Contact Center.

We will price any complete transfer request that we receive through our website address before the New York Stock Exchange (“NYSE”) closes for regular trading (usually, 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any complete transfer request we receive through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

We reserve the right to suspend, modify or terminate your privilege to make transfers through our website.

E-mail Access. You may e-mail us through our website to request an address change or to inquire about your Contract. Currently, we do not allow transfer requests or withdrawals by e-mail. Please identify your Contract number or social security number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000 per Contract, per day, and

•	transfers into and out of the Credit Suisse Trust-Emerging Markets, the Credit Suisse Trust-Global Small Cap, the Scudder Global Blue Chip, the Scudder Global Discovery, the Scudder International or the Scudder International Select Equity Subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, e-mail, and website instructions are genuine. Such procedures may include requiring forms of personal identification prior to acting upon any telephone, e-mail, and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions

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given in accordance with our procedures that are designed to limit unauthorized use of the telephone, e-mail, and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, e-mail, and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Annuity Contact Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, e-mail, and website services will always be available. For example, our Annuity Contact Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made by phone, e-mail, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in compliance with these provisions will not be considered received at our Annuity Contact Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, e-mail, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the investment options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to us.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•	dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

•	causing the underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

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•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to conduct market timing or Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Credit Suisse Trust-Emerging Markets,

•	Credit Suisse Trust-Global Small Cap,

•	Scudder Global Blue Chip,

•	Scudder Global Discovery,

•	Scudder International, or

•	Scudder International Select Equity.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

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To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period; or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of

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these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value minus previous withdrawals and debt, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

Partial withdrawals and surrenders are subject to the following:

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of charges applicable to partial withdrawals and surrenders.

If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $100 (before any Market Value Adjustment), or your entire interest in the investment option(s) from which withdrawal is requested.

•	You must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.

Election to withdraw shall be made in writing to us at the Annuity Contact Center and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

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Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on those Guarantee Period Values crediting less than 3%. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, the return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

MVA = GPV ×	(1 + I)t/365
(1 + J)–1

Where:

I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

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t is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•	Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution. The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the Scudder Money Market Subaccount #1.

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•	Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

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As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

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•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which you have an interest.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

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Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit Rider (“GRIB”) Charge.

If you have selected the GRIB Endorsement and it is in force, we will deduct a annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. The rider terminates at age 91, and we do not charge for this rider after the Annuitant’s 91st birthday.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2004, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from .29% to 1.69% for average daily portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State Premium Taxes.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization. See “Appendix A-State Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may

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result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•	employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc. (“IBS”), and

•	officers, directors and employees (and their families) of KILICO and Scudder Variable Series I and II, their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

1. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

2. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the first monthly payment is less than $20. In this case, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $20.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

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•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments.

For Qualified Plan Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified

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when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

3. Allocation of Annuity.

You may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. You may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.

4. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

5. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

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•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59½, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

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A. Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

If the Contract includes the Guaranteed Retirement Income Benefit Endorsement the Guaranteed Retirement Income Benefit Endorsement (the “GRIB Endorsement”), and the Guaranteed Retirement Income Base is greater than the Contract Value, it is possible that the income on the Contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the Contract. This uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

With respect to a Contract issued with the GRIB Endorsement, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of

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subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

B. Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $4,000 for 2005 ($4,500 if age 50 or older by the end of 2005) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The IRS has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from

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other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59½, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of

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their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

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The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

If you purchased a Qualified Plan Contract with a GRIB Endorsement and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB Endorsement.

D. Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect to not have tax withheld from distributions.

E. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

F. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

G. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations

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younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

H. Annuity Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

I. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

J. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. We entered into a principal underwriting agreement with Investors Brokerage Services, Inc. (“IBS”), 2500 Westfield Drive, Elgin, IL 60123, for the sale of the Contracts. IBS is an affiliate of Chase Insurance Life and Annuity Company. IBS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. IBS is a member of the Securities Investor Protection Corporation. In addition, we have entered into a distribution agreement with Scudder Investments for the distribution of the Contracts. We pay Scudder Investments a wholesaling allowance for certain expenses it incurs in relation to the support services it provides.

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with IBS. We pay commissions directly to the selling firms for their past sales of the Contracts. The Contracts are no longer offered for sale to the public.

The selling firms who have selling agreements with IBS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.75% of Purchase Payments, plus a trail commission option of 1.00% of new Purchase Payments paid quarterly on premiums that have been in the Contract for at least twelve months. With respect to Contracts issued on or after April 20, 2000 with the GRIB Endorsement, annuitization compensation of 2% is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Special Compensation Paid to the Principal Underwriter and Wholesalers. We pay no compensation to IBS in its role as principal underwriter for the Contracts. We pay Scudder Investments a wholesaling allowance

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in connection with its marketing support to the broker-dealer firms that do the actual selling. For example, marketing support may include providing sales support and training for sales representatives who sell the Contracts.

Additional Compensation Paid to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past or anticipated sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms may receive separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and Scudder Investments. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

We have entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services Inc.; Michigan National Bank; and Standard Investment Services.

The amounts paid during 2004 to such selling firms under such arrangements ranged from 25 to 75 basis points of Contract Value, equivalent to from $25.00 to $75.00 on a $10,000 investment. These payments are designed to specially encourage the sale of the Contract by such selling firms.

During the last fiscal year, we paid the following selling firms the amounts shown below in addition to sales commissions.

Name of Firm and Principal Business Address	Aggregate Amount Paid During Last Fiscal Year
ABN AMRO 135 South LaSalle Street Suite 2111 Chicago, Illinois 60603	$1,716.22

AG Edwards 1 North Jefferson Suite 960 St. Louis, Missouri 63103	$13,152.22

WM Financial Services Inc. 2101 – 3rd Avenue Seattle, Washington 98101	$19,662.48

Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

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Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Annuity Contact Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form at least five business days before the transfer date.

If you participate in the Dollar Cost Averaging program, you may allocate all or a portion of the initial Purchase Payment to the Scudder Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risk and administration charges. You must transfer all Subaccount Value out of Scudder Money Market Subaccount #2 within one year from the initial Purchase Payment. If you terminate Dollar Cost Averaging or do not deplete all Subaccount Value in Scudder Money Market Subaccount #2 within one year, we automatically transfer any remaining Subaccount Value to Scudder Money Market Subaccount #1.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

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SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The consolidated balance sheets of KILICO as of December 31, 2004 and 2003, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, are incorporated in this Prospectus by reference to the Statement of Additional Information. The statements of assets, liabilities and contract owners’ equity of the KILICO Variable Annuity Separate Account as of December 31, 2004, and the related statements of operations and changes in contract owners’ equity for the periods indicated, are incorporated in this Prospectus by reference to the Statement of Additional Information. Both documents have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

FINANCIAL STATEMENTS

The financial statements of KILICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001

Guaranteed Retirement Income Benefit: General

Guaranteed Retirement Income Benefit (“GRIB”) was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. GRIB may be exercised only within 30 days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

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If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge on the last business day of each calendar quarter. The quarterly charge is deducted pro rata from the investment options in which you have an interest. We no longer charge for GRIB after the Annuitant’s 91st birthday. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB Endorsement at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•	Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date, and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both

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Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

Commutable Annuitization Option

If you purchased your Contract on or after May 1, 2000, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•	Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started.

•	The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•	Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•	In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10–14 years	1.50%
less than 10 years	2.00%

Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in the “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s

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election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Annuity Contact Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

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APPENDIX A

ILLUSTRATION OF THE NEW “FLOOR” ON THE DOWNWARD MVA

Purchase Payment:	$40,000
Guarantee Period:	5 Years
Guaranteed Interest Rate:	5% Annual Effective Rate

The following examples illustrate how the new “floor” on a downward MVA may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000.00 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume in this example that, one year after the Purchase Payment, we are crediting 6.5% for a four-year Guarantee Period.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by KILICO, and they do not represent any future intentions of KILICO regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

-.0551589* =	(1 + .05)	[4] - 1

1 + .065

*	Actual calculation utilizes 10 decimal places.

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $2,195.57 from the Guarantee Period Value:

-$2,195.57 = -.0551589 ×	$42,000.00
(1 –-.0551589)

The Market Adjusted Value after applying the MVA without the floor would have been:

$39,804.43 = $42,000.00 - $2,195.57

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

-$800.00 = $40,000.00 x (1 + .03) - $40,000.00 x (1 + .05)

A-1

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 - (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 - $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value was withdrawn from the contract (partial withdrawal of 50%) after the first year.

Before the MVA Endorsement was added to your Contract:

If the original MVA formula were applied to a 50% partial withdrawal, the MVA would result in the following reduction:

-$1,097.78 = 50% x - $2,195.57

The Market Adjusted Value after applying the MVA without the floor would have been:

$19,902.22 = $21,000.00 - $1,097.78

*	Actual calculation utilizes 10 decimal places.

After the MVA Endorsement is added to your Contract:

After the MVA Endorsement is added to your contract, the downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 - $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

A-2

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

-.041661195* =	(1 + .05)	[3] - 1

1 + .065

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $881.89 from the Guarantee Period Value:

-$881.89 = -.041661195 x $22,050.00 / (1 - .041661195)

The Market Adjusted Value after applying the MVA without the floor would have been:

$21,168.11 = $22,050.00 - $881.89

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

-$420.00 = $21,000.00 x (1 + .03) - $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 - $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 - (.10 x $22,050.00)) x .05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 - $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

+.0390198 =	(1 + .05)	[4] - 1

1 + .04

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

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The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 - .10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 - $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 -.1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 - $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

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APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED

AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA

DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Annuity Contact Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70½ (the required beginning date) (see “Required Distributions”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70½), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not

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extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

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2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2003	$60,000–$ 70,000
2004	$65,000–$ 75,000
2005	$70,000–$ 80,000
2006	$75,000–$ 85,000
2007 and thereafter	$80,000–$100,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2003	$40,000–$50,000
2004	$45,000–$55,000
2005 and thereafter	$50,000–$60,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70½ or thereafter.

7. For tax years beginning January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

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E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70½ (your 70½ year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70½ until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70½ year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

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If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70½.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(8)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

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K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

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5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59½, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59½, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature

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distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59½. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

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End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by KILICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

*	Includes applicable withdrawal charges.

B-9

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

B-10

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statements of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period:

AIM V.I. Utilities Subaccount (formerly INVESCO VIF-Utilities Subaccount) (Series I Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	6.186	7.538	2,550
2003	5.340	6.186	1,996
2002	6.796	5.340	1,638
2001*	10.000	6.796	1,004

*	Commencement of offering on May 1, 2001.

Alger American Balanced Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.397	10.722	10,696
2003	8.857	10.397	10,639
2002	10.240	8.857	10,165
2001	10.588	10.240	8,205
2000	11.041	10.588	1,292
1999*	10.000	11.041	19

*	Commencement of offering on November 1, 1999.

Alger American Leveraged AllCap Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004*	7.017	7.487		9,465
2003	5.281	8.784	**	10,008
2002	8.103	5.281		9,225
2001	9.773	8.103		9,057
2000	13.184	9.773		4,158
1999***	10.000	13.184		49

*	The 2004 beginning of period and end of period Accumulation Unit values represent Accumulation Unit values only.

**	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $7.017. In future periods, only Accumulation Unit value will be shown.

***	Commencement of offering on November 1, 1999.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Credit Suisse Trust-Emerging Markets Subaccount

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.571	13.024	3,406
2003	7.502	10.571	2,847
2002	8.602	7.502	2,512
2001	9.639	8.602	1,918
2000	14.302	9.639	1,034
1999	7.994	14.302	213
1998*	9.755	7.994	7

*	Commencement of offering on June 1, 1998.

Credit Suisse Trust Global Post-Venture Capital Subaccount

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.338	9.702	2,235
2003	5.725	8.338	2,144
2002	8.818	5.725	1,990
2001	12.529	8.818	1,586
2000	15.673	12.529	712
1999	9.720	15.673	129
1998*	9.882	9.720	9

*	Commencement of offering on June 1, 1998.

Dreyfus I.P. MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.554	14.173	11,759
2003	9.664	12.554	11,190
2002	11.199	9.664	10,436
2001	11.738	11.199	7,541
2000	10.992	11.738	1,141
1999*	10.000	10.992	12

*	Commencement of offering on November 1, 1999.

Dreyfus Socially Responsible Growth Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	6.585	6.898	1,417
2003	5.299	6.585	1,509
2002	7.563	5.299	1,546
2001	9.905	7.563	1,444
2000	11.289	9.905	600
1999*	9.941	11.289	22

*	Commencement of offering on November 1, 1999.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Scudder 21st Century Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period*	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	4.644	5.077	5,703
2003	3.598	4.644	6,040
2002	6.211	3.598	5,790
2001	8.188	6.211	4,197
2000*	10.000	8.188	508

*	Commencement of offering on May 1, 2000.

Scudder Capital Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.914	9.493	5,701
2003	7.124	8.914	5,318
2002	10.201	7.124	4,949
2001	12.826	10.201	4,261
2000	14.435	12.826	1,959
1999	10.823	14.435	916
1998*	9.985	10.823	56

*	Commencement of offering on June 1, 1998.

Scudder Global Discovery Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	13.257	16.127	7,838
2003	9.017	13.257	7,393
2002	11.412	9.017	7,117
2001	15.347	11.412	6,536
2000	16.430	15.347	3,226
1999	10.043	16.430	509
1998*	9.911	10.043	74

*	Commencement of offering on June 1, 1998.

Scudder Growth and Income Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.080	8.778	5,555
2003	6.464	8.080	5,681
2002	8.527	6.464	5,647
2001	9.748	8.527	4,982
2000	10.096	9.748	2,341
1999	9.651	10.096	1,073
1998*	10.033	9.651	175

*	Commencement of offering on June 1, 1998.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Scudder Health Sciences Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.551	11.403	7,279
2003	8.002	10.551	7,056
2002	10.551	8.002	6,232
2001*	10.000	10.551	4,222

*	Commencement of offering on May 1, 2001.

Scudder International Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.005	9.199	10,684
2003	6.354	8.005	10,652
2002	7.892	6.354	10,313
2001	11.574	7.892	9,022
2000	14.990	11.574	4,655
1999	9.837	14.990	1,653
1998*	9.972	9.837	88

*	Commencement of offering on June 1, 1998.

Scudder Aggressive Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004*	9.066	9.290		3,662
2003	6.853	9.772	**	3,913
2002	10.022	6.853		4,070
2001	12.990	10.022		3,999
2000	13.859	12.990		1,910
1999***	10.000	13.859		89

*	The 2004 beginning of period and end of period Accumulation Unit values represent Accumulation Unit values only.

**	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $9.066. In future periods, only Accumulation Unit value will be shown.

***	Commencement of offering on May 3, 1999.

Scudder Blue Chip Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	9.330	10.677	14,410
2003	7.435	9.330	14,179
2002	9.680	7.435	9,733
2001	11.659	9.680	9,110
2000	12.827	11.659	4,280
1999	10.386	12.827	1,728
1998*	9.964	10.386	125

*	Commencement of offering on June 1, 1998.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Scudder Fixed Income Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.556	12.943	6,170
2003	12.110	12.556	6,697
2002	11.369	12.110	6,990
2001	10.905	11.369	4,482
2000	10.062	10.905	1,114
1999	10.417	10.062	940
1998*	10.014	10.417	66

*	Commencement of offering on June 1, 1998.

Scudder Global Blue Chip (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.609	12.007	2,996
2003	8.331	10.609	2,916
2002	10.029	8.331	2,745
2001	12.031	10.029	2,280
2000	12.624	12.031	855
1999	10.103	12.624	308
1998*	9.989	10.103	29

*	Commencement of offering on June 1, 1998.

Scudder Government & Agency Securities (formerly Scudder Government Securities Subaccount) (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.784	13.080	6,585
2003	12.676	12.784	7,918
2002	11.896	12.676	12,527
2001	11.223	11.896	7,960
2000	10.259	11.223	1,273
1999	10.332	10.259	857
1998*	10.012	10.332	77

*	Commencement of offering on June 1, 1998.

Scudder Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	7.083	7.345	11,229
2003	5.759	7.083	12,096
2002	8.272	5.759	5,924
2001	10.802	8.272	5,824
2000	13.532	10.802	2,552
1999	10.007	13.532	892
1998*	9.889	10.007	50

*	Commencement of offering on June 1, 1998.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Scudder High Income Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.703	11.866	10,449
2003	8.709	10.703	11,164
2002	8.857	8.709	8,371
2001	8.751	8.857	6,665
2000	9.717	8.751	2,803
1999	9.646	9.717	1,923
1998*	10.003	9.646	361

*	Commencement of offering on June 1, 1998.

Scudder International Select Equity Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.650	10.087	7,008
2003	6.756	8.650	5,691
2002	7.918	6.756	4,842
2001	10.624	7.918	1,829
2000	13.549	10.624	977
1999	9.429	13.549	351
1998*	9.944	9.429	56

*	Commencement of offering on June 1, 1998.

Scudder Large Cap Value (formerly Scudder Contrarian Value Subaccount) (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	11.965	12.988	8,972
2003	9.150	11.965	8,446
2002	10.913	9.150	7,780
2001	10.863	10.913	6,319
2000	9.485	10.863	2,516
1999	10.712	9.485	1,851
1998*	10.029	10.712	110

*	Commencement of offering on June 1, 1998.

Scudder Money Market Subaccount #1 (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	11.235	11.181	8,764
2003	11.311	11.235	11,843
2002	11.315	11.311	18,002
2001	11.049	11.315	18,261
2000	10.559	11.049	3,372
1999	10.213	10.559	1,569
1998*	10.003	10.213	82

*	Commencement of offering on June 1, 1998.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Scudder Money Market Subaccount #2 (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.143	12.254	6
2003	12.056	12.143	71
2002	11.894	12.056	2,620
2001	11.454	11.894	3,759
2000	10.795	11.454	1,103
1999	10.297	10.795	118
1998*	10.004	10.297	21

*	Commencement of offering on June 1, 1998.

Scudder Small Cap Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	7.813	8.555	10,299
2003	5.959	7.813	10,075
2002	9.082	5.959	8,221
2001	12.936	9.082	6,740
2000	14.691	12.936	2,896
1999	11.070	14.691	843
1998*	9.867	11.070	106

*	Commencement of offering on June 1, 1998.

Scudder Strategic Income Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.239	13.108	2,294
2003	11.507	12.239	2,269
2002	10.483	11.507	2,105
2001	10.102	10.483	1,041
2000	9.986	10.102	298
1999	10.755	9.986	124
1998*	10.009	10.755	7

*	Commencement of offering on June 1, 1998.

Scudder Technology Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.347	8.390	16,401
2003	5.773	8.347	17,585
2002	9.079	5.773	24,909
2001	13.617	9.079	23,797
2000	17.605	13.617	7,183
1999*	10.000	17.605	1,112

*	Commencement of offering on May 3, 1999.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Scudder Total Return Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.329	10.878	10,863
2003	8.880	10.329	11,274
2002	10.615	8.880	11,368
2001	11.462	10.615	10,298
2000	11.936	11.462	4,778
1999	10.542	11.936	2,617
1998*	9.983	10.542	123

*	Commencement of offering on June 1, 1998.

SVS Davis Venture Value Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	10.008	11.038	18,325
2003	7.816	10.008	16,137
2002	9.412	7.816	14,480
2001*	10.000	9.412	9,293

* Commencement of offering on May 1, 2001.

SVS Dreman Financial Services Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.548	13.860	5,786
2003	9.930	12.548	5,774
2002	11.006	9.930	5,697
2001	11.729	11.006	4,691
2000	9.362	11.729	1,465
1999	9.998	9.362	603
1998*	10.049	9.998	121

*	Commencement of offering on June 1, 1998.

SVS Dreman High Equity Return Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.479	14.036	35,325
2003	9.591	12.479	34,780
2002	11.865	9.591	32,960
2001	11.831	11.865	23,548
2000	9.192	11.831	5,275
1999	10.491	9.192	3,389
1998*	9.997	10.491	518

*	Commencement of offering on June 1, 1998.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

SVS Dreman Small Cap Value Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	12.462	15.489	16,463
2003	8.897	12.462	14,637
2002	10.177	8.897	12,826
2001	8.770	10.177	7,886
2000	8.547	8.770	1,281
1999	8.431	8.547	610
1998*	9.943	8.431	125

*	Commencement of offering on June 1, 1998.

SVS Eagle Focused Large Cap Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.302	8.339	7,150
2003	6.652	8.302	7,136
2002	9.367	6.652	6,086
2001	11.437	9.367	4,046
2000	12.747	11.437	630
1999*	10.000	12.747	5

*	Commencement of offering on October 29, 1999.

SVS Focus Value + Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period*	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	9.408	10.330	3,824
2003	7.191	9.408	3,967
2002	9.839	7.191	3,429
2001	11.648	9.839	2,736
2000	12.291	11.648	915
1999	10.697	12.291	498
1998*	9.937	10.697	56

*	Commencement of offering on June 1, 1998.

SVS Index 500 Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	7.991	8.699	25,782
2003	6.334	7.991	25,461
2002	8.270	6.334	23,118
2001	9.535	8.270	17,576
2000	10.735	9.535	4,497
1999*	10.027	10.735	633

*	Commencement of offering on September 10, 1999.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

SVS INVESCO Dynamic Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	7.939	8.770	3,173
2003	5.940	7.939	3,307
2002	8.718	5.940	3,074
2001*	10.000	8.718	2,256

*	Commencement of offering on May 1, 2001.

SVS Janus Growth And Income Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	7.331	8.062	15,993
2003	5.952	7.331	17,463
2002	7.597	5.952	17,677
2001	8.782	7.597	13,923
2000*	10.000	8.782	3,895

*	Commencement of offering on May 1, 2000.

SVS Janus Growth Opportunities Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	5.318	5.904	15,320
2003	4.255	5.318	16,948
2002	6.219	4.255	17,795
2001	8.264	6.219	15,117
2000*	10.000	8.264	5,662

*	Commencement of offering on May 1, 2000.

SVS Oak Strategic Equity Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	6.610	6.604	8,540
2003	4.474	6.610	9,186
2002	7.529	4.474	7,019
2001*	10.000	7.529	4,707

*	Commencement of offering on May 1, 2001.

SVS Turner Mid Cap Growth Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2004	8.556	9.369	10,137
2003	5.842	8.556	9,948
2002	8.748	5.842	7,947
2001*	10.000	8.748	4,649

*	Commencement of offering on May 1, 2001.

(1)	The number of accumulation units outstanding at the end of 2004 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

PROSPECTUS

May 1, 2005

FARMERS VARIABLE ANNUITY I

INDIVIDUAL AND GROUP VARIABLE, FIXED, AND MARKET VALUE ADJUSTED DEFERRED

ANNUITY CONTRACTS

Issued by

KEMPER INVESTORS LIFE INSURANCE COMPANY

Through

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

Home Office	Annuity Contact Center
1400 American Lane	Scudder DestinationsSM Service Team
Schaumburg, Illinois 60196	PO Box 19097
Greenville, SC 29602-9097
Phone: 1-800-449-0523 (toll free)
www.kemperinvestors.com	7:30 a.m. to 6:00 p.m. Central Time M-F

This Prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contract”) offered by Kemper Investors Life Insurance Company (“we” or “KILICO”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract is currently not being issued.

You may allocate Purchase Payments to one or more of the variable options, or the Fixed Account Option, or the Market Value Adjustment (“MVA”) option in states where a MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 12 investment options, each of which is a Subaccount of the KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:

• Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

• Templeton Developing Markets Securities Fund

• Janus Aspen Series (Institutional Shares)

• Janus Aspen Forty (formerly Janus Aspen Capital Appreciation)

• PIMCO Variable Insurance Trust
(Administrative Class)

• PIMCO Foreign Bond

• PIMCO Low Duration

• Scudder Variable Series I (Class A Shares)

• Scudder Bond

• Scudder Growth and Income[1]

• Scudder International

• Scudder Money Market

• Scudder Variable Series II (Class A Shares)

• Scudder Government & Agency Securities

• Scudder High Income

• Scudder Small Cap Growth

• SVS Dreman High Return Equity

[1]	Effective April 29, 2005, pursuant to shareholder approval, the SVS Focus Value+Growth Portfolio merged into the Scudder Growth and Income Portfolio.

Subaccounts, Portfolios and Funds may be added or deleted in the future. Contract Values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract Values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and are not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Annuity Contact Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2005.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TA BLE OF CONTENTS

2

3

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Contact Center—The address of our Annuity Contact Center is Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder DestinationsSM Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. IBM Business Transformation Outsourcing Insurance Service Corporation is the administrator of the Contract. You can call the Annuity Contact Center toll-free at 1-800-449-0523.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “KILICO”)—Kemper Investors Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of KILICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

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Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, PIMCO Variable Insurance Trust, Scudder Variable Series I and Scudder Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

Guarantee Period Value—The value of your Contract interest in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment—An adjustment of values under a Guarantee Period in accordance with the Market Value Adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the Market Value Adjustment formula stated in the Contract. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described below.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The KILICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The twelve subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your interest in each Subaccount.

5

Unitholder—The person holding the voting rights with respect to an Accumulation or Annuity Unit.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

6

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus.

Subject to certain exceptions, the minimum Purchase Payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000.

Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Fund or Portfolio. Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account will earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The MVA Option also provides fixed accumulations. The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For certain Contracts, we may limit the number of Guarantee Period options available to three. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, unless Contract Values are allocated to:

•	the MVA Option and are guaranteed to receive the Guaranteed Interest Rate, subject to any Market Value Adjustment, or

•	the Fixed Account Option and are guaranteed to earn no less than the minimum guaranteed rate (see “Fixed Account Option”).

Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions.

We do not deduct sales charges from Purchase Payments. Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

•	7% in the first Contribution Year,

7

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services. (See the Funds’ prospectuses for such information.)

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. We may limit Purchase Payments under qualified plans, other than IRAs, to lump-sum rollovers and transfers. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

You may examine a Contract and return it for a refund during the “free look” period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions—IRAs or as Roth Individual Retirement Annuities.

8

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments):	7%

Year of Withdrawal after Purchase Payment	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eight years and following	0.00%

Maximum Transfer Fee:	$25[2]

[1]	A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges other than Portfolio Expenses	Current
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge[4]	1.25%
Administration Charge[4]	0.15%

Total Separate Account Annual Expenses	1.40%

With the Optional Guaranteed Retirement Income Benefit

Current
Mortality and Expense Risk Charge[4]	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge[4]	0.15%

Total Separate Account Annual Expenses	1.65%

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[3]	The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

[4]	Scudder Money Market Subaccount #2 is the only Subaccount not subject to this charge.

[5]	We no longer offer the Guaranteed Retirement Income Benefit Rider. If you have elected the Guaranteed Retirement Income Benefit Rider and your rider remains in force, the current 0.25% rider charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2004. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20041

	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	.53%	1.79%

Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses—after any contractual waivers of fees and expenses)[2]	.53%	1.79%

[1]	The fund expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

[2]	The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for five Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses until at least April 30, 2006.

The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets) (as a percentage of average daily net assets in the portfolios as of December 31, 2004):

Portfolio	Management Fees	12b-1 Fees(1)	Other Expenses	Gross Total Annual Expenses	Fee Waiver or Expense Reimburse- Ment	Contractual Net Total Annual Expenses
Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
Templeton Developing Markets Securities Fund	1.25%	0.25%	0.29%	1.79%	N/a	1.79%
Janus Aspen Series (Institutional Shares)
Janus Aspen Forty (formerly Janus Aspen Capital Appreciation)	0.64%	N/a	0.02%	0.66%	N/a	0.66%
PIMCO Variable Insurance Trust (Administrative Class)
Foreign Bond[2]	0.25%	0.15%	0.05%	0.90%	N/a	0.90%
Low Duration[3]	0.25%	0.15%	0.25%	0.65%	N/a	0.65%
Scudder Variable Series I (Class A Shares)
Scudder Bond Portfolio[4]	0.48%	N/a	0.12%	0.60%	N/a	0.60%
Scudder Growth and Income[4]	0.47%	N/a	0.07%	0.54%	N/a	0.54%
Scudder International[4]	0.87%	N/a	0.17%	1.04%	N/a	1.04%
Scudder Money Market[4]	0.37%	N/a	0.16%	0.53%	N/a	0.53%
Scudder Variable Series II (Class A Shares)
Scudder Government & Agency Securities	0.55%	N/a	0.06%	0.61%	N/a	0.61%
Scudder High Income	0.60%	N/a	0.06%	0.66%	N/a	0.66%
Scudder Small Cap Growth	0.65%	N/a	0.06%	0.71%	N/a	0.71%
SVS Dreman High Return Equity[5]	0.73%	N/a	0.05%	0.78%	N/a	0.78%

10

[1]	12b-1 fees represent servicing fees which are paid to KILICO and/or our affiliates for certain administrative and account maintenance services provided by KILICO to Contract Owners who allocate Contract Value to Subaccounts investing in these Funds. The 12b-1 distribution plan is described in the Funds’ prospectuses and statements of additional information. Because the 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

[2]	“Other Expenses” for the PIMCO VIT Foreign Bond Portfolio reflect an administrative fee of 0.50% and interest expense. Interest expense is generally incurred as a result of investment management activities.

[3]	“Other Expenses” for the PIMCO VIT Low Duration Portfolio reflect an administrative fee of 0.25%.

[4]	Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Funds to the amounts set forth after the Fund names: Bond (Class A Shares) 0.71%, International (Class A Shares) 1.37%, and Money Market (Class A Shares) 0.68%, and have agreed for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Total Annual Expenses of the Scudder Growth and Income Portfolio to 0.54%. The portfolio fees and expenses for the Scudder Growth and Income Portfolio have been restated and estimated to reflect expenses expected upon the consummation of the merger of the SVS Focus Value+Growth Portfolio into the Scudder Growth and Income Portfolio.

[5]	Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of SVS Dreman High Return Equity (Class A Shares) to 0.87%.

The expenses shown above are deducted by each underlying fund or portfolio before the fund or portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least until April 30, 2006. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUND’S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

11

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$982	$1,514	$2,154	$3,674

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$342	$1,042	$1,765	$3,674

b. If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years:

1 year	3 years	5 years	10 years
$982	$1,514	$2,154	$3,674

(3)	If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$342	$1,042	$1,765	$3,674

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

The Example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.10% that is determined by dividing total Record Maintenance Charges collected during 2004 ($4,740) by total average net assets attributable to the Contract during 2004 ($4,977,863).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

12

DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of accumulation unit values for the Subaccounts available under the Contract.

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KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding (“ZGH”), a Swiss holding company. ZGH is owned by Zurich Financial Services (“ZFS”), a Swiss holding company.

Effective September 3, 2003 (the “Closing Date”), KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA administers and 100% reinsures certain lines of business currently underwritten by KILICO. FKLA administered the Contracts for one year after the Closing Date. Otherwise, the transfer and coinsurance agreement do not relate directly to the Contracts. The benefits and provisions of the Contracts were not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”) in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account.

The MVA Option

You may allocate amounts in the Market Value Adjustment (“MVA”) Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option” below). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit, for certain Contracts, the number of Guarantee Periods available to three.

The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “non-unitized” separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “non-unitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period—4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

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•	debt securities which have an investment grade, at the time of purchase, within the 4 highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•	other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

The Separate Account

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Twelve Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount. The Separate Account’s financial statements appear in the Statement of Additional Information.

The Funds

The Separate Account invests in shares of the following Funds:

•	Franklin Templeton Variable Insurance Products Trust

•	Janus Aspen Series

•	PIMCO Variable Insurance Trust

•	Scudder Variable Series I

•	Scudder Variable Series II

The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Janus Aspen Series and PIMCO Variable Insurance Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

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A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective and provides the name of each investment adviser:

Portfolio	Investment Objective and Investment Adviser
Templeton Developing Markets Securities Fund (Class 2 Shares)	Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invests primarily to predominantly in equity securities. Investment adviser is Templeton Asset Management Ltd.

Janus Aspen Forty (formerly Janus Aspen Capital Appreciation) Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.

PIMCO Foreign Bond Portfolio (Administrative Class)	Seeks to maximize total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.

PIMCO Low Duration Portfolio (Administrative Class)	Seeks to maximize total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.

Scudder Bond Portfolio (Class A Shares)	Seeks to provide a high level of income consistent with a high quality portfolio of debt securities. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management Services Ltd.

Scudder Growth and Income Portfolio[1] (Class A Shares)	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder International Portfolio (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management Services Ltd.

Scudder Money Market Portfolio	Seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Government & Agency Securities Portfolio (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder High Income Portfolio (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.

Scudder Small Cap Growth Portfolio (Class A Shares)	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas Inc.

SVS Dreman High Return Equity Portfolio (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

[1]	Effective April 29, 2005, pursuant to shareholder approval, the SVS Focus Value+Growth Portfolio merged into the Scudder Growth and Income Portfolio.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Funds’ prospectuses accompanying this Prospectus and statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

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Selection of Funds

The Funds or Portfolios offered through the Contract are selected by KILICO, and KILICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will compensate us for administrative, marketing, and support services that would otherwise be provided by the Fund or Portfolio, or its service providers, or whether the Funds or Portfolios adviser was an affiliate.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. You are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as investment options in the Contract.

Administrative, Marketing, and Support Services Fees. We and/or our affiliates may receive 12b-1 fees from certain Funds or Portfolios that charge a 12b-1 fee. See the “Summary of Expenses” in this Prospectus. The 12b-1 fees we and/or others receive are calculated as a percentage of the average daily net assets of the Funds or Portfolios owned by the Subaccounts available under this Contract and certain other variable insurance products that we issue.

We and/or our affiliates may receive compensation from some of the Funds’ service providers for administrative and other services we perform related to the Separate Account operations that might otherwise have been provided by the Funds. The amount of this compensation is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to 0.40%. Some service providers pay us more than others. The chart below provides the current maximum combined percentages of 12b-1 fees and support fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to KILICO

From the following Funds or their Service Providers:	Maximum % of assets*	From the following Funds or their Service Providers:	Maximum % of assets*
Janus Aspen	0.25%	Franklin Templeton	0.25%
PIMCO	0.40%	Scudder	0.085%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We and/or our affiliates also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. The amounts are paid out of the adviser’s (or affiliate’s) own resources and not out of Fund assets. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts may be

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significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Funds or Portfolio are no longer available for investment, or if in our judgment further investment in any Funds or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

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THE CONTRACTS

A. GENERAL INFORMATION.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500. The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. THE ACCUMULATION PERIOD.

1. Application of Purchase Payments.

You select the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. Upon receipt of a Purchase Payment, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge (see “Contracts Issued Before May 1, 2002”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit

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value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

a. is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine ave resulted from the investment operations of the Subaccount;

b. is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

c. is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00
Guarantee Period	5 Years
Guarantee Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

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The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Annuity Contact Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared.

We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts; and

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year.

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We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Website Access. Our website address at www.kemperinvestors.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Annuity Contact Center.

We will price any complete transfer request that we receive through our website address before the New York Stock Exchange (“NYSE”) closes for regular trading (usually, 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any complete transfer request we receive through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

We reserve the right to suspend, modify or terminate your privilege to make transfers through our website.

E-mail Access. You may e-mail us through our website to request an address change or to inquire about your Contract. Currently, we do not allow transfer requests or withdrawals by e-mail. Please identify your Contract number or social security number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000 per Contract, per day, and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Templeton Developing Markets Securities;

•	PIMCO Foreign Bond; or

•	Scudder International.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, e-mail, and website instructions are genuine. Such procedures may include requiring forms of personal identification prior to acting upon any telephone, e-mail, and website instructions, providing

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written confirmation of transactions to you, and/or tape recording telephone instructions and saving e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, e-mail, and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, e-mail, and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Annuity Contact Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, e-mail, and website services will always be available. For example, our Annuity Contact Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made by phone, e-mail, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in compliance with these provisions will not be considered received at our Annuity Contact Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, e-mail, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the investment options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to us.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•	dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

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•	causing the underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to conduct market timing or Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Templeton Developing Markets Securities;

•	PIMCO Foreign Bond; or

•	Scudder International.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

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To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period; or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of

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these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value, minus previous withdrawals and debt, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

Partial withdrawals and surrenders are subject to the following:

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses—Withdrawal Charge” for a discussion of charges applicable to partial withdrawals and surrenders.

If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $100 (before any Market Value Adjustment), or your entire interest in the investment option(s) from which withdrawal is requested.

•	You must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.

Election to withdraw shall be made in writing to us at the Annuity Contact Center and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

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Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on those Guarantee Period Values crediting less than 3%. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, the return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

MVA=GPV X	(1 + I	)	t/365-1

1 + J

Where:

I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

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J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

t is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•	Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution. The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the Scudder Money Market Subaccount #1.

•	No withdrawal charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to withdrawal charges.

•	Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

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As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily asset administration charge at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

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•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which you have an interest.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

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The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period—Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit Rider (“GRIB”) Charge.

If you have selected the GRIB Endorsement and it is in force, we will deduct a annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. The rider terminates at age 91, and we do not charge for this rider after the Annuitant’s 91st birthday.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2004, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from .53% to 1.79% for average daily portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State Premium Taxes.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization. See “Appendix A—State Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive fees and charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass

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enrollment procedure. We may also reduce or waive fees and charges and/or credit additional amounts on Contracts issued to:

•	employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc. (“IBS”), and

•	officers, directors and employees (and their families) of KILICO and Scudder Variable Series I and II, their investment advisers and principal underwriters or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these fees and charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

1. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

2. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the first monthly payment is less than $20. In this case, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $20.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

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•	if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments.

For Qualified Plan Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 2—Life Income.

Option 2 provides an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified

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when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

3. Allocation of Annuity.

You may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. You may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.

4. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

5. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

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•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59½, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

A. TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation

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value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

If the Contract includes the Guaranteed Retirement Income Benefit Endorsement the Guaranteed Retirement Income Benefit Endorsement (the “GRIB Endorsement”), and the Guaranteed Retirement Income Base is greater than the Contract Value, it is possible that the income on the Contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the Contract. This uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

With respect to a Contract issued with the GRIB Endorsement, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment

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after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

B. TAXATION OF QUALIFIED CONTRACTS

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

1. Qualified Plan Types.

Individual Retirement Annuities (IRAs). IRAs, as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $4,000 for 2005 ($4,500 if age 50 or older by the end of 2005) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The IRS has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years

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starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”)Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59½, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

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2. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

C. TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

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FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

If you purchased a Qualified Plan Contract with a GRIB Endorsement and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB Endorsement.

D. OTHER TAX ISSUES

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect to not have tax withheld from distributions.

E. OUR TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

F. FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

G. GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

H. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

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I. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

J. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

DISTRIBUTION OF CONTRACTS

We entered into a principal underwriting agreement with Investors Brokerage Services, Inc. (“IBS”), 2500 Westfield Drive, Elgin, IL 60123, for the sale of the Contracts. IBS is an affiliate of Chase Insurance Life and Annuity Company. IBS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. IBS is a member of the Securities Investor Protection Corporation.

The Contracts are no longer offered for sale to the public. The Contracts were sold exclusively by licensed insurance agents affiliated with Farmers Insurance Group, and only in those states where the Contract was lawfully sold. The agents were also registered representatives of IBS. Other distributors may sell and service contracts with different contract features, charges and investment options.

Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. With respect to Contracts issued on or after April 20, 2000 with the GRIB Endorsement, annuitization compensation of 2% is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Commissions are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract and other corporate revenue. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

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Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account Option and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Annuity Contact Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form at least five business days before the transfer date.

If you participate in the Dollar Cost Averaging program, you may allocate all or a portion of the initial Purchase Payment to the Scudder Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. You must transfer all Subaccount Value out of Scudder Money Market Subaccount #2 within one year from the initial Purchase Payment. If you terminate Dollar Cost Averaging or do not deplete all Subaccount Value in Scudder Money Market Subaccount #2 within one year, we automatically transfer any remaining Subaccount Value to Scudder Money Market Subaccount #1.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

•	we receive your written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

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SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The consolidated balance sheets of KILICO as of December 31, 2004 and 2003, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, are incorporated in this Prospectus by reference to the Statement of Additional Information. The statements of assets, liabilities and contract owners’ equity of the KILICO Variable Annuity Separate Account as of December 31, 2004, and the related statements of operations and changes in contract owners’ equity for the periods indicated, are incorporated in this Prospectus by reference to the Statement of Additional Information. Both documents have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

FINANCIAL STATEMENTS

The financial statements of KILICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER 1, 2001

Guaranteed Retirement Income Benefit (“GRIB”) was an optional Contract benefit available under Contracts issued on or after May 1, 2000 and before May 1, 2002. GRIB is not offered on Contracts issued on or after May 1, 2002. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. GRIB may be exercised only within 30 days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge on the last business day of each calendar quarter. The quarterly charge is deducted pro rata from the

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investment options in which you have an interest. We no longer charge for GRIB after the Annuitant’s 91st birthday. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB Endorsement at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•	Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date, and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.50% interest rate and paid in a lump sum.

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GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

Commutable Annuitization Option

If you purchased your Contract on or after May 1, 2000, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•	Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started.

•	The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•	Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•	In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10–14 years	1.50%
less than 10 years	2.00%

Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in the “Guaranteed Death Benefit” section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Annuity Contact Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

SPECIAL CONSIDERATIONS	2
SERVICES TO THE SEPARATE ACCOUNT	2
VOTING RIGHTS	3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS	3
STATE REGULATION	3
LEGAL MATTERS	3
EXPERTS	3
FINANCIAL STATEMENTS	3
INDEX TO FINANCIAL STATEMENTS	F-1
APPENDIX A—STATE PREMIUM TAX CHART	A-1

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APPENDIX A

ILLUSTRATION OF THE NEW “FLOOR” ON THE DOWNWARD MVA

Purchase Payment	$40,000
Guarantee Period	5 Years
Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the new “floor” on a downward MVA may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000.00 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume in this example that, one year after the Purchase Payment, we are crediting 6.5% for a four-year Guarantee Period.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by KILICO, and they do not represent any future intentions of KILICO regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

-.0551589* =	(1 + .05)	[4] - 1

1 = .065

*	Actual calculation utilizes 10 decimal places.

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $2,195.57 from the Guarantee Period Value:

-$2,195.57 = -.0551589 × $42,000.00/(1 - -.0551589)

The Market Adjusted Value after applying the MVA without the floor would have been:

$39,804.43 = $42,000.00 - $2,195.57

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

-$800.00 = $40,000.00 × (1 + .03) -$40,000.00 × (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 – (.10 × $42,000.00)) × .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 - $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value was withdrawn from the contract (partial withdrawal of 50%) after the first year.

Before the MVA Endorsement was added to your Contract:

If the original MVA formula were applied to a 50% partial withdrawal, the MVA would result in the following reduction:

-$1,097.78 = 50% × -$2,195.57

The Market Adjusted Value after applying the MVA without the floor would have been:

$19,902.22 = $21,000.00 - $1,097.78

After the MVA Endorsement is added to your Contract:

After the MVA Endorsement is added to your contract, the downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 - (.10 × $42,000.00)) × .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 - $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

-.041661195* =	(1 + .05)	[3] - 1

1 = .065

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $881.89 from the Guarantee Period Value:

-$881.89 = -.041661195 × $22,050.00 / (1 -.041661195)

The Market Adjusted Value after applying the MVA without the floor would have been:

$21,168.11 = $22,050.00 - $881.89

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

-$420.00 = $21,000.00 × (1 + .03) -$21,000.00 × (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 - $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 - (.10 × $22,050.00)) × .05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 - $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

-.0390198 =	(1 + .05)	[4] - 1

1 = .04

The Market Value Adjustment is an increase of $1,638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 × .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 – .10 × 42,000) × .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 - $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 × .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 - .1 × $42,000.00) × .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 - $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY

DEFERRED FIXED AND VARIABLE ANNUITY IRA,

ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Annuity Contact Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70½ (the required beginning date) (see “Required Distributions”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAs AND SIMPLE IRAs

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catch-up” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2003	$60,000–$ 70,000
2004	$65,000–$ 75,000
2005	$70,000–$ 80,000
2006	$75,000–$ 85,000
2007 and thereafter	$80,000–$100,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2003	$40,000–$50,000
2004	$45,000–$55,000
2005 and thereafter	$50,000–$60,000

The phase-out range for married individuals filing separately is $0–$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. For tax years beginning January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of Section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract after we obtain approval of the endorsement from the IRS and your state insurance department. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catch-up” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER,

TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59½. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by KILICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statements of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period:

Templeton Developing Markets Securities Subaccount (Class 2 Shares)

	Accumulation unit at beginning of period*	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	13.164	16.190	3
2003	8.725	13.164	3
2002	8.860	8.725	3
2001	9.774	8.860	3
2000	14.585	9.774	3
1999*	9.962	14.585	0

*	Commencement of offering on March 12, 1999.

Janus Aspen Forty (formerly Capital Appreciation) Subaccount (Institutional Shares)

	Accumulation unit at beginning of period*	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	8.362	9.750	165
2003	7.035	8.362	187
2002	8.459	7.035	193
2001	10.951	8.459	242
2000	13.573	10.951	234
1999*	9.649	13.573	55

*	Commencement of offering on March 12, 1999.

PIMCO Foreign Bond Subaccount (Administrative Class)

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	11.943	12.432	19
2003	11.841	11.943	18
2002	11.099	11.841	18
2001	10.459	11.099	35
2000	9.790	10.459	46
1999*	10.021	9.790	25

*	Commencement of offering on March 12, 1999.

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PIMCO Low Duration Subaccount (Administrative Class)

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	12.110	12.164	17
2003	11.998	12.110	18
2002	11.366	11.998	19
2001	10.707	11.366	24
2000	10.111	10.707	32
1999*	10.011	10.111	2

*	Commencement of offering on March 12, 1999.

Scudder Bond Subaccount (Class A Shares)

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	12.210	12.689	16
2003	11.785	12.210	20
2002	11.100	11.785	23
2001	10.644	11.100	25
2000	9.763	10.644	33
1999*	10.044	9.763	3

*	Commencement of offering on March 12, 1999.

Scudder Growth and Income Subaccount (Class A Shares)

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	8.237	8.949	97
2003	6.590	8.237	106
2002	8.693	6.590	120
2001	9.938	8.693	132
2000	10.293	9.938	127
1999*	9.745	10.293	29

*	Commencement of offering on March 12, 1999.

Scudder International Subaccount (Class A Shares)

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	8.030	9.228	16
2003	6.374	8.030	16
2002	7.917	6.374	17
2001	11.611	7.917	18
2000	15.038	11.611	18
1999*	9.871	15.038	1

*	Commencement of offering on March 12, 1999.

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Scudder Money Market #1 Subaccount

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	10.721	10.667	14
2003	10.783	10.721	12
2002	10.773	10.783	3
2001	10.515	10.773	6
2000	10.042	10.515	12
1999*	10.003	10.042	0

*	Accumulation Unit Value at beginning of period is as of November 6, 1999 for Scudder Money Market #1 Subaccount.

Scudder Money Market #2 Subaccount

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	10.393	10.486	—
2003	10.308	10.393	—
2002	10.157	10.308	—
2001	10.000	10.157	—
2000	—	10.000	—
1999*	—	—	—

*	Scudder Money Market #2 Subaccount did not commence operations prior to December 31, 1999.

Scudder Government & Agency Securities Subaccount (formerly Scudder Government Securities Subaccount) (Class A Shares)

	Accumulation unit at beginning of period	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	12.367	12.653	33
2003	12.263	12.367	36
2002	11.508	12.263	42
2001	10.856	11.508	58
2000	9.924	10.856	75
1999*	10.003	9.924	22

*	Commencement of offering on March 12, 1999.

Scudder High Income Subaccount (Class A Shares)

	Accumulation unit at beginning of period*	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	11.202	12.419	4
2003	9.115	11.202	4
2002	9.271	9.115	3
2001	9.160	9.271	4
2000	10.185	9.160	2
1999*	10.018	10.185	0

*	Commencement of offering on March 12, 1999.

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Scudder Small Cap Growth Subaccount (Class A Shares)

	Accumulation unit at beginning of period*	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	8.042	8.805	19
2003	6.134	8.042	18
2002	9.348	6.134	15
2001	13.315	9.348	19
2000	15.122	13.315	20
1999*	10.115	15.122	5

*	Commencement of offering on March 12, 1999.

SVS Dreman High Return Equity Subaccount (Class A Shares)

	Accumulation unit at beginning of period*	Accumulation unit at end of period	Number of accumulation units outstanding at end of Period (000’s omitted)
2004	12.277	13.809	66
2003	9.436	12.277	72
2002	11.674	9.436	87
2001	11.640	11.674	90
2000	9.043	11.640	96
1999*	10.020	9.043	25

*	Commencement of offering on March 12, 1999.

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

and

FARMERS VARIABLE ANNUITY I

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

and

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1400 American Lane, Schaumburg, Illinois 60196

ANNUITY CONTACT CENTER: Scudder DestinationsSM Service Team, PO Box 19097,

Greenville, SC 29602-9097

Phone: 1-800-449-0523 (toll-free)

Website: www.kemperinvestors.com

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses for Scudder DestinationsSM Annuity and Farmers Variable Annuity I (each a “Contract” and together, the “Contracts”) dated May 1, 2005. The Prospectuses may be obtained from Kemper Investors Life Insurance Company (“KILICO” or “us”) by contacting the Annuity Contact Center at the address, website, or telephone number listed above.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

SERVICES TO THE SEPARATE ACCOUNT

Recordkeeper and Independent Public Accountants for the KILICO Variable Annuity Separate Account

KILICO maintains the books and records of the KILICO Variable Annuity Separate Account (the “Separate Account”). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts.

Effective September 3. 2003 (the “Closing Date”), KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA administers and 100% reinsures certain lines of business currently underwritten by KILICO. FKLA administered the Contracts for one year after the Closing Date. Otherwise, the transfer and coinsurance agreement do not relate directly to the Contracts. The benefits and provisions of the Contracts were not changed by these transactions and agreements.

The independent accountants for the Separate Account are PricewaterhouseCoopers LLP, Seattle, Washington, for the years ended December 31, 2004, 2003 and 2002. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 2004, 2003 and 2002.

Third Party Administrator

Effective as of September 7, 2004, we have entered into an Insurance Administrative Services Agreement (the “Agreement”) with IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), a corporation organized and existing under the laws of South Carolina. IBM Outsourcing has its principal business address at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. Under the Agreement, IBM Outsourcing, provides, at the Service Center, significant administrative services for the Contract and the Separate Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the Separate Account.

Distribution of the Contracts

Investors Brokerage Services, Inc. (“IBS”) serves as principal underwriter for the Contracts. IBS’ home office is located at 2500 Westfield Drive, Elgin, Illinois 60123. IBS is a wholly owned subsidiary of Chase Insurance Life and Annuity Company. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. IBS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. IBS is a member of the Securities Investor Protection Corporation.

The Contracts are no longer offered for sale to the public.

KILICO pays commissions to the selling broker-dealer which may vary but are not anticipated to exceed in the aggregate an amount equal to six and three-quarters percent (6.75%) of Purchase Payments. During 2004, 2003 and 2002, KILICO paid gross commissions of approximately $7.7 million, $18.7 million and $46.0 million, respectively, to selling broker-dealers.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Additional protection for the assets of the Separate Account is provided by a blanket fidelity bond issued by National Union Fire Insurance Company providing aggregate coverage of $75 million (subject to a $5 million deductible) for all officers and employees of KILICO.

STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by M. Douglas Close, General Counsel and Corporate Secretary. Sutherland Asbill & Brennan LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated balance sheets of KILICO as of December 31, 2004 and 2003, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, and the statements of assets, liabilities and contract owners equity of the KILICO Variable Annuity Separate Account as of December 31, 2004, and the related statements of operations and changes in contract owners’ equity for each of the two years ended December 31, 2004, have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for KILICO and the Separate Account. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

INDEX TO FINANCIAL STATEMENTS

Kemper Investors Life Insurance Company

Report of Independent Registered Public Accounting Firm

Balance Sheets, December 31, 2004 and 2003

Consolidated Statements of Operations, for each of the three years in the period ended December 31, 2004

Consolidated Statements of Comprehensive Income (Loss), for each of the three years in the period ended December 31, 2004

Consolidated Statements of Stockholder’s Equity, for each of the three years in the period ended December 31, 2004

Consolidated Statements of Cash Flows, for each of the three years in the period ended December 31, 2004

Notes to Consolidated Financial Statements

KILICO Variable Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2004

Statement of Operations for the year ended December 31, 2004

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2004

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2003

Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Kemper Investors Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 15 to the financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004.

PricewaterhouseCoopers LLP

Seattle, Washington

March 11, 2005

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

BALANCE SHEETS

(in thousands, except share data)

	December 31, 2004	December 31, 2003
Assets
Fixed maturity securities, available-for-sale, at fair value (amortized cost: December 31, 2004, $676,908; December 31, 2003, $627,793)	$684,942	$619,055
Equity securities, at fair market value (cost: December 31, 2004, $4,131; December 31, 2003 $2,458)	5,241	2,774
Short-term investments	25,474	34,181
Joint venture mortgage loans	—	7,417
Third-party mortgage loans	—	52,955
Other real estate-related investments	248	5,495
Policy loans	18,540	—
Other invested assets	1,742	2,117

Total investments	736,187	723,994
Cash and cash equivalents	11,148	28,331
Accrued investment income	6,962	10,475
Reinsurance recoverable	2,211,959	2,233,696
Deposit asset—coinsurance business	1,693,473	1,758,963
Deferred insurance acquisition costs	23,815	273,307
Deferred income taxes	105,786	88,783
Federal income tax receivable	35,231	33,067
Modified coinsurance receivable—related party	802,401	762,480
Other assets and receivables	90,980	71,131
Assets held in separate accounts	15,916,551	15,122,214

Total assets	$21,634,493	$21,106,441

Liabilities
Future policy benefits	$2,302,245	$2,339,522
Other policyholder benefits and funds payable	124,452	150,092
Deposit liability—coinsurance business	1,693,473	1,758,963
Payable to reinsurers	—	97,573
Modified coinsurance payable—related party	796,726	758,853
Other accounts payable and liabilities	289,860	240,930
Liabilities related to separate accounts	15,916,551	15,122,214

Total liabilities	21,123,307	20,468,147

Stockholder’s Equity
Capital stock—$10 par value, authorized 300,000 shares; issued and outstanding 250,000 shares	2,500	2,500
Additional paid-in capital	841,633	841,633
Accumulated other comprehensive income (loss)	5,943	(12,283)
Accumulated deficit	(338,890)	(193,556)

Total stockholder’s equity	511,186	638,294

Total liabilities and stockholder’s equity	$21,634,493	$21,106,441

See accompanying notes to consolidated financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Year Ended December 31,
	2004	2003	2002
Revenue
Net investment income	$26,773	$162,117	$227,811
Net realized investment gains (losses)	835	84,632	(779)
Premium income (expense)	—	(1,072)	1,002
Separate account fees and charges	66,756	84,831	109,448
Modified coinsurance income—related party	11,187	4,121	—
Broker-dealer commission revenue	—	18,671	28,452
Other income	74,545	29,298	14,828

Total revenue	180,096	382,598	380,762

Benefits and Expenses
Interest credited to policyholders	81,101	141,120	152,945
Claims incurred and other policyholder benefits	35,344	13,639	62,613
Taxes, licenses and fees	3,046	(1,832)	19,244
Commissions	20,439	45,049	83,508
Broker-dealer commission expense	—	18,646	27,953
Operating expenses	16,061	31,079	67,474
Deferral of insurance acquisition costs	—	(49,673)	(96,509)
Amortization of deferred insurance acquisition costs	11,982	151,746	34,941
Amortization of value of business acquired	—	56,828	20,751
Goodwill impairment	—	—	156,511
Amortization of other intangible assets	—	506	759

Total benefits and expenses	167,973	407,108	530,190

Income (loss) before income tax expense (benefit) and cumulative effect of accounting change, net of tax	12,123	(24,510)	(149,428)
Income tax (benefit)	(466)	(15,323)	(2,377)

Net income (loss) before cumulative effect of accounting change, net of tax	12,589	(9,187)	(147,051)
Cumulative effect of accounting change, net of tax	(157,923)	—	(21,907)

Net loss	$(145,334)	$(9,187)	$(168,958)

See accompanying notes to consolidated financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands)

	Year Ended December 31,
	2004	2003	2002
Net loss	$(145,334)	$(9,187)	$(168,958)

Other comprehensive income (loss), before tax:
Unrealized holding gains (losses) on securities:
Unrealized gains (losses) on derivatives	4,500	3,591	(3,088)
Unrealized holding gains on investments	13,229	2,891	92,555
Unrealized holding gains (losses) on separate account investments, reclassified to general assets per SOP 03-1	1,110	—	—
Reclassification adjustment for losses (gains) included in net loss	3,227	(124,155)	(19,394)

Net unrealized holding gains (losses) on securities	22,066	(117,673)	70,073
Reclassification adjustments for items included in net loss:
Adjustment to value of business acquired	—	3,228	(1,455)
Adjustment for deferred insurance acquisition costs	(984)	19,416	(11,159)

Other comprehensive income (loss), before related income tax expense (benefit)	21,082	(95,029)	57,459
Related income tax expense (benefit)	2,856	(28,737)	20,001

Other comprehensive income (loss), net of tax	18,226	(66,292)	37,458

Comprehensive loss	$(127,108)	$(75,479)	$(131,500)

See accompanying notes to consolidated financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in thousands)

	Year Ended December 31,
	2004	2003	2002
Capital stock, beginning and end of period	$2,500	$2,500	$2,500

Additional paid-in capital, beginning of period	841,633	841,633	804,347
Capital contributions from Parent	—	—	37,286

End of period	841,633	841,633	841,633

Accumulated other comprehensive income (loss), beginning of period	(12,283)	54,009	16,551
Other comprehensive income (loss), net of tax	18,226	(66,292)	37,458

End of period	5,943	(12,283)	54,009

Accumulated deficit, beginning of period	(193,556)	(174,363)	(5,405)
Net (loss)	(145,334)	(9,187)	(168,958)
Dividends to Kemper	—	(10,006)	—

End of period	(338,890)	(193,556)	(174,363)

Total stockholder’s equity	$511,186	$638,294	$723,779

See accompanying notes to consolidated financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2004	2003	2002
Cash flows from operating activities
Net (loss) income	$(145,334)	$(9,187)	$(168,958)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Cumulative effect accounting change	157,923	—	21,907
Goodwill impairment	—	—	156,511
Net realized investment (gains) losses	(835)	(84,632)	779
Interest credited and other charges	81,101	141,120	188,926
Amortization of deferred insurance acquisition costs and VOBA	11,982	208,574	55,692
Amortization of net discount/premium on investments	16,274	19,132	9,400
Capitalization of deferred policy acquisition costs and VOBA	—	(49,673)	(96,509)
Depreciation and other amortization	89	661	759
Deferred income tax expense (benefit)	65,177	13,182	2,458
Cash provided by (used in) changes in operating assets and liabilities
Federal income taxes receivable	(2,162)	(33,067)	2,634
Life insurance policy liabilities	(1,383)	(20,110)	(239,204)
Other policyholder funds	2,032	(26,075)	5,441
Change in policy liabilities due to reinsurance with FKLA	21,737	(1,800,130)	—
Change in deposit assets/deposit liabilities, net	(65,490)	(1,758,963)	—
Other, net	(29,790)	224,703	(33,958)

Net cash provided by (used in) operating activities	111,321	(3,174,465)	(94,122)

Cash flows from investing activities
Cash from investments sold or matured:
Fixed maturity securities held to maturity	77,819	185,049	198,824
Fixed maturity and equity securities available for sale	203,893	4,272,792	2,325,023
Mortgage loans, policy loans and other invested assets	350,093	427,052	76,382
Cost of investments purchased or loans originated:
Fixed maturity and equity securities	(344,320)	(1,656,619)	(2,761,393)
Mortgage loans, policy loans and other invested assets	(308,260)	(79,919)	(48,722)
Short-term investments, net	8,306	(33,894)	159,105
Net change in receivable and payable for securities transactions	(599)	(10,828)	12,928
Net change in other assets	—	(8,368)	2,440

Net cash provided by (used in) investing activities	(13,068)	3,095,265	(35,413)

Cash flows from financing activities
Policyholder account balances:
Deposits	44,295	255,383	601,045
Withdrawals	(166,850)	(191,392)	(505,674)
Cash dividends	—	(10,006)	—
Capital contribution	—	—	37,286
Cash overdrafts	7,119	6,110	(13,060)

Net cash (used in) provided by financing activities	(115,436)	60,095	119,597

Net (decrease) increase in cash	(17,183)	(19,105)	(9,938)
Cash and cash equivalent, beginning of period	28,331	47,436	57,374

Cash and cash equivalent, end of period	$11,148	$28,331	$47,436

See accompanying notes to consolidated financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

Basis of presentation

Kemper Investors Life Insurance Company (“the Company”), founded in 1947, is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states except New York. The Company is wholly-owned by Kemper Corporation (“Kemper”), a non-operating holding company. Kemper is an indirect wholly-owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”), a holding company. ZHCA is an indirect wholly-owned subsidiary of Zurich Group Holding (“ZGH” or “Zurich”), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (“ZFS” or “Parent”), a Swiss holding company. The Company’s Subsidiaries through September 3, 2003, (see “Sales and Reinsurance Ceded/Assumed” section below), included Investors Brokerage Services, Inc., Investors Brokerage Services Insurance Agency, Inc., Zurich Life Insurance Company of New York (“ZLICONY”), PMG Life Agency, Inc., PMG Marketing, Inc., PMG Securities Corporation and PMG Asset Management, Inc. (collectively “PMG”). ZLICONY is licensed to conduct business in the State of New York.

The financial statements include the accounts of the Company on a consolidated basis through the period ended August 31, 2003. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 2003 and 2002 consolidated financial statements in order to conform to the 2004 presentation. The accompanying consolidated financial statements of the Company as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Cash and cash equivalents

The Company considers all cash in the bank and investments purchased with an original maturity of three months or less to be cash equivalents.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. As further discussed in the accompanying notes to consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturity and equity securities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments and future policy benefit reserves.

Goodwill and Other Intangibles

In July 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 142 (“SFAS 142”), Goodwill and Other Intangible Assets. SFAS 142 primarily addresses the accounting that must be applied to goodwill and intangible assets subsequent to their acquisition. Effective January 1, 2002, SFAS 142 required that goodwill and indefinite-lived intangible assets no longer be amortized, but be tested, at least annually, for impairment at the reporting unit level. As a result of the implementation of SFAS 142, the Company recorded a $21.9 million loss upon adoption of the new accounting standard. In addition, in September 2002 the Board of Directors of the Company’s indirect 100% shareholder, ZFS, approved a plan to improve the profitability of ZFS and its subsidiaries. Under this plan, ZFS considered a number of strategic options, many of which would impact the recoverability of the carrying value of certain assets. Among the assets affected by the plan was the goodwill associated with the 1996 acquisition of the Zurich Life companies by ZFS. As a result, the Company recorded a complete write-off of the remaining goodwill related to the acquisition of $156.5 million in 2002.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Other definite-lived, intangible assets of $7.6 million, recorded in 2001 and 2000 in connection with the purchase of PMG, continued to be amortized on a straight-line basis over a ten-year period, until their transfer as part of the Purchase Agreement (see Note 3). As of December 31, 2002, the Company did not have any goodwill or intangible assets on its balance sheet.

Value of Business Acquired

The value of business acquired (“VOBA”) reflects the estimated fair value of the Company’s life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. For the Company, January 4, 1996, the date Kemper was acquired by ZFS, is the VOBA acquisition date. The VOBA is the present value of the actuarially determined projected cash flows for the acquired policies.

The VOBA is amortized over the estimated contractual life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the business acquired. During 2003, the remaining balance of the VOBA was amortized in conjunction with the asset transfer resulting from the Purchase Agreement (see Note 3).

The amortization and accretion of interest for the VOBA acquired for each of the years through December 31, 2003 were as follows:

Year Ended December 31,	Beginning Balance	Amortization	Projected Accretion of Interest	Ending Balance
(in thousands)
2002	$77,579	$(24,464)	$3,713	$56,828
2003	56,828	(58,951)	2,123	—

Life Insurance Revenue and Expenses

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income and realized capital gains, policy charges such as mortality, expense and surrender charges, and expense loads for premium taxes on certain contracts. Expenses consist of benefits in excess of account balances, interest credited to contracts, policy maintenance costs, amortization of deferred insurance acquisition costs and VOBA.

Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Deposit Asset and Liability—coinsurance business

The accrued account balance for nontraditional life and investment contracts is computed as deposits net of withdrawals made by the contract holder, plus amounts credited based on contract specifications, less contract fees and charged assessed, plus any additional interest. These liability balances were previously included in Future Policy Benefits but were reclassified in the current year to Deposit liability—coinsurance business. The 2003 balances were reclassified to conform with the current year presentation. As all of these contracts are part of the Coinsurance agreement with Bank One, the corresponding asset has been reclassified to Deposit asset—coinsurance business from Reinsurance recoverable. In addition, interest credited on investments products is included in Other income. The Company also reclassified the Interest credited to policyholders on these investment contracts, which were previously shown net on the Consolidated Statements of Operations, to Other Income to correspond with the accounting for investment contracts. These reclassifications to 2003 balances did not have any impact on the financial position and results of operations of the Company.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid, or deemed to have been paid, are recorded on the Company’s consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

Deferred Insurance Acquisition Costs

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits (“EGPs”) on the related contracts and policies. The deferred insurance acquisition costs (“DAC”) for annuities, separate account business and interest-sensitive life insurance products are amortized over the estimated contract life in relation to the present value of EGPs, arising principally from projected investment margins, mortality and expense margins and surrender charges. DAC related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturity securities held as available-for-sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax.

Actual gross profits can vary from management’s estimates, resulting in increases or decreases in the rate of amortization. The Company regularly evaluates its EGPs to determine if actual experience or other evidence suggests that earlier estimates should be revised. In the event that the Company was to revise its EGPs, the cumulative DAC amortization would be adjusted to reflect such revised EGPs in the period the revision was determined to be necessary. Several assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, estimated interest spread and estimated mortality. The separate account fund performance assumption is critical to the development of the EGPs related to the Company’s variable annuity and to a lesser extent, variable universal life insurance business.

Additionally, the Company continues to perform analyses with respect to the potential impact of a revision to future EGPs. If such a revision to EGPs were deemed necessary, the Company would adjust, as appropriate, the assumptions for products accounted for in accordance with SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments”, and reproject its future EGPs based on current account values at the end of the quarter in which a revision is deemed to be necessary.

The overall recoverability of the DAC asset is dependant on the future profitability of the business. The Company monitors the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely monitors its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders’ funds in the separate accounts are invested in the equity market.

Future Policy Benefits

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (“AcSEC”) issued a final Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (the “SOP” or “SOP 03-1”). The SOP was adopted effective January 1, 2004. In accordance with the provisions of SOP 03-1, a liability has been established for Guaranteed Minimum Death Benefits (“GMDB”) and Guaranteed Retirement Income Benefits (“GRIB”) benefits in excess of account values (see Note 15).

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Current interest rates credited during the contract accumulation period range from 0.3% to 7.4%. Future minimum guaranteed interest rates vary from 2.0% to 4.5%. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5% to 12.0%.

Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 4.2% to 4.6% over 20 years.

The liability for unpaid claims and claim adjustment expenses, which is included in “Other accounts payable and liabilities” is less than 1% of total liabilities as of December 31, 2004 and 2003. Unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of December 31, 2004 and 2003. These IBNR estimates, which are based on the Company’s historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from the previous estimate, the resulting difference will be included in the Company’s reported results for the period of the change in estimate in the “Claims incurred and other policyholder benefits” caption in the Company’s statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Impairment Losses on Investments

Management regularly reviews its fixed maturity and equity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security, the length of time the security’s fair value has been below cost or amortized cost, and by how much, specific credit issues related to the issuer and current economic conditions. Also, the Company estimates the cash flows over the life of purchased beneficial interests in securitized financial assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment is recognized and the purchased beneficial interest is written down to fair value. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

Significant changes in the factors the Company considers when evaluating investments for impairment losses could result in a significant change in impairment losses reported in the consolidated financial statements.

Valuation Allowances on Mortgage Loans on Real Estate

The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers and its investment committee. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the estimated value of the mortgage loan. Estimated value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral if the loan is collateral dependent. Loans in foreclosure and loans considered impaired are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by the Company to absorb estimated credit losses. The Company’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Significant changes in the factors the Company considers in determining the valuation allowance on mortgage loans or real estate could result in a significant change in the valuation allowance reported in the consolidated financial statements.

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2004 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

Invested Assets and Related Income

Investments in fixed maturity securities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method, which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

Mortgage loans are carried at their unpaid principal balance, net of any applicable reserves or write-downs. Other real estate related investments, net of any applicable reserves and write-downs, include investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

Policy loans are carried at their unpaid balance and reduce liabilities for future policy benefits. When a loan balance is present on a policy, annual interest is charged on the policy anniversary. If a payment is not made, the interest amount is added to the loan balance. Interest may be charged in advance or arrears depending on the plan and interest rates also vary by plan. An overloan situation may occur if the value of the policy is less than the amount of the loan. Overloans usually occur when a premium is not paid and the automatic premium loan provision is applied or when the annual loan interest is charged and not paid and the maximum available cash value has been used. In the case of an overloan situation, the policy owner is notified of the requirements to continue coverage prior to policy termination. Policies that terminate because of an overloan may be considered for reinstatement. Normal reinstatement guidelines are followed and the amount of money requested for reinstatement includes the loan interest.

Investments in other invested assets, consisting primarily of venture capital investments and a leveraged lease are carried primarily at cost, net of any applicable reserves or write-downs.

Realized gains or losses on sales of investments, determined on the basis of specific security identification on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense and unrealized losses are tax benefited. However, the tax benefits from unrealized losses are offset by a valuation allowance, where appropriate.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Derivative and Embedded Derivative Financial Instruments

Derivative financial instruments include certain investment risk transfer reinsurance agreements. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments, (“subject to bifurcation”), are embedded in fixed income securities and equity indexed life and annuity contracts and reinsurance agreements.

SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities” (collectively, “the statements”) require that all derivatives be recognized on the Consolidated Balance Sheets at fair value.

Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in assets and liabilities subject to bifurcation is reported in other income.

Separate Account Business

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contractholders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contractholders. The assets and liabilities of the separate accounts are carried at fair value.

Federal Income Taxes

Beginning with the year ended December 31, 2002, the Company filed a consolidated federal income tax return with ZHCA. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe or receive. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain expenses and the realization of certain tax credits.

A written agreement provides the method of allocating tax between the Company and ZHCA. In general, allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the Company’s apportioned tax liability in accordance with the tax sharing agreement.

(2) Cash Flow Information

The Company received a federal income tax refund of $65.7 million, $8.5 million, and $2.7 million in 2004, 2003, and 2002, respectively.

(3) Sales and Reinsurance Ceded/Assumed

BANK ONE. On September 3, 2003 (the “Closing Date” or the “Closing”), the Company transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). Prior to the Closing Date, the Company, FKLA, Zurich Life Insurance Company of America (“ZLICA”) and Fidelity Life Association, a mutual legal reserve company (“FLA”) operated under the trade name “Zurich Life” and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, the Company remains a direct, wholly-owned subsidiary of Kemper.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Effective July 1, 2004, Bank One Corporation (“Bank One”) merged with and into JPMorgan Chase & Co., with JPMorgan Chase & Co. being the surviving entity. On November 1, 2004, FKLA changed its name to Chase Insurance Life and Annuity Company, ZLICA changed its name to Chase Insurance Life Company and ZLICONY changed its name to Chase Insurance Life Company of New York. These entities will be referred to as FKLA, ZLICA and ZLICONY.

These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated May 29, 2003 (the “Purchase Agreement”), among ZHCA, Kemper, the Company, ZFS, Banc One Insurance Holdings, Inc. (“BOIH”) and Bank One Corporation (“Bank One”). Under the Purchase Agreement, Kemper, an indirect subsidiary of ZFS, agreed to sell the capital stock of FKLA, ZLICA and Zurich Direct Inc. to BOIH. BOIH also agreed to acquire indirect control of FLA via its acquisition of FKLA, which, pursuant to a Management Agreement, administers the day-to-day operations of FLA. BOIH further agreed to acquire control of all the Company’s Subsidiaries.

Upon the Closing of the transactions contemplated by the Purchase Agreement, including the Coinsurance Agreement, effective as of the Closing (the “Coinsurance Agreement”), the Company ceded to FKLA, and FKLA assumed on a coinsurance basis, 100% of the General Account Liabilities. The “General Account Liabilities” included all of the Company’s gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the “Reinsured Policies”), except for certain retained liabilities. The Reinsured Policies also included certain policies to be written by the Company for a period of twelve months subsequent to the Closing.

Upon the Closing, the Company also ceded to FKLA, and FKLA assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities. The “Separate Account Liabilities” are all liabilities that were reflected in the Company’s separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate account assets was not transferred to FKLA. At December 31, 2004 and 2003, the reinsurance recoverable from FKLA was $1.7 billion and $1.8 billion, respectively. In addition the Company had assets on deposit for investment contracts at December 31, 2004 and 2003 that relate to the Coinsurance Agreement of $1.7 billion and $ 1.8 billion, respectively.

In consideration of FKLA’s assumption of the General Account Liabilities, the Company transferred to FKLA the Transferred Coinsurance Assets, less a Ceding Commission, as described below. “Transferred Coinsurance Assets”, as calculated on a statutory accounting basis, were defined as (a)(i) all of the issued and outstanding shares of the Company’s Subsidiaries and certain other assets (software, fixtures, equipment, etc.), (ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing Date of the General Account Reserves, as defined in the Coinsurance Agreement, plus (b) the Company’s interest maintenance reserve as of the Closing Date (excluding interest maintenance reserve as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies. Pursuant to the Coinsurance Agreement, FKLA established a trust account (the “Security Trust Account”) for the exclusive benefit of the Company funded with assets equal to one hundred percent of the general account reserves reinsured by FKLA, adjusted on a quarterly basis. FKLA is required to maintain the Security Trust Account in effect until the general account reserves are $400 million or less. At December 31, 2004 and 2003, the general account reserves, as defined by the Coinsurance Agreement, were $3.5 billion and $3.6 billion, respectively. At December 31, 2004 and 2003, the balance in the Security Trust Account was $3.4 billion and $3.3 billion, respectively.

The Company also transferred to FKLA, in consideration of FKLA’s reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, policy loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the Coinsurance Agreement, the administerial actions required of the Company with respect to the Bank Owned Life Insurance policies (the “BOLI Policies”) are performed

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

by FKLA in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. The Company has also agreed that, for a period of three years following the Closing Date, it will not, except under limited circumstances, issue any new BOLI Policies.

The “Ceding Commission”, discussed above, was $120 million, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from FKLA to the Company, but rather was withheld from the investment assets transferred from the Company to FKLA as part of the Transferred Coinsurance Assets. Both the Company and FKLA finalized their settlement in February 2004. The resulting closing adjustment resulted in a decrease of $9.3 million in payable to reinsurers in the balance sheet as of February 2004.

The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to FKLA and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits ceded to FKLA as part of the Coinsurance Agreement totaled $3.4 billion for 2004 and $3.5 billion for 2003. Separate account assets that support the Separate Account Liabilities, but were not ceded to FKLA under the modified coinsurance arrangement, totaled $3.9 billion in 2004 and $3.6 billion in 2003. At December 31, 2004 and 2003, the reinsurance reserve credit from FKLA relating to these coinsurance transactions totaled approximately $1.7 billion and $1.7 billion, respectively. In addition, the Company had liabilities on deposit for investment contracts at December 31, 2004 and 2003 that relate to the Coinsurance Agreement of $1.7 billion and $1.8 billion, respectively.

The following table is a summary of certain balance sheet and income statement line items affected by the accounting for the initial coinsurance transaction.

Debit/(Credit)
(in millions)
Invested assets	$(3,192.6)
Accrued investment income	(135.3)
Initial ceding commission	(73.1)
Other assets	(5.0)
Future policyholder benefits	3,530.1
Other liabilities	33.5
Payable to reinsurers	(73.6)

Prior to the Closing, the Company and FKLA shared common management and employees and FKLA performed the administration of the Company’s business through an administrative services arrangement. With the sale of FKLA to BOIH, the Company established post-Closing Date service arrangements for the operation of its business on both a short-term and long-term basis. On a long-term basis, the overall corporate and business administration of the Company has been and will continue to be performed by its affiliate, Farmers New World Life Insurance Company (“FNWL”), subject to the oversight of our new officers, directors and employees. For an interim period of one year, pursuant to a transition services agreement, FKLA provided transition services to the Company and FNWL with respect to the overall operations of the Company including legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Subsequent to the expiration of the transition services agreement, the Company and FNWL have performed such services. In addition to providing transition services, FKLA also provided administrative services with respect to the Company’s DESTINATIONSSM business. In September 2004, the administration of the DESTINATIONSSM business was transferred to a third party administrator.

The Reinsured Policies and BOLI business have been and will continue to be administered by FKLA on a long-term basis subject to the oversight of the Company. As part of the Coinsurance Agreement, FKLA is responsible for providing certain administrative services with respect to the Reinsured Policies. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

On September 3, 2003, Kemper, the sole shareholder of the Company, elected a new Board of Directors and a new senior management team. None of the individuals serving on the Company’s Board of Directors or in senior management positions prior to the Closing Date continue to serve in any capacity as directors or officers of the Company.

In the third quarter of 2003, the Company exchanged certain invested assets with FKLA, ZLICA and ZLICONY. These invested assets were excluded from the companies acquired by BOIH as outlined in the Purchase Agreement and substituted with different invested assets. The net difference between the excluded assets received by the Company and the substituted assets received by FKLA, ZLICA and ZLICONY was treated as a dividend to Kemper in the amount of approximately $10.0 million.

As part of the Coinsurance Agreement, the Company cedes 100% of all direct individual life insurance renewal premiums to FKLA. Prior to the Coinsurance Agreement, the Company ceded 90% of all new direct individual life insurance premiums to outside reinsurers. Most reinsurance agreements with outside reinsurers were novated to FKLA.

The Company previously assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts (“GICs”). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement expired in November 2004. At December 31, 2003, the Funding Agreement balance was $100.2 million.

FNWL. The Company entered into a modified coinsurance treaty (the “Modified Coinsurance Agreement”) on December 1, 2003 with an affiliate, FNWL. FNWL is a Washington domiciled stock life insurance company. Initially, the Company assumed all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities from FNWL. In exchange, the Company paid an initial ceding commission of $36.5 million. No portion of the assets constituting the consideration was transferred to the Company. Subsequent new issues by FNWL of NQ-FPDA and NQ-SPDA annuities are assumed by the Company. In exchange, the Company will receive all reinsurance premiums and pay benefits to the policyholders relating to these contracts. The Company has a management and service agreement with FNWL to receive services reasonably necessary pursuant to this agreement. The Modified Coinsurance Agreement requires the separate recording of an embedded derivative in the financial statements of the Company per SFAS 133, DIG B36 (see Note 10). The modified coinsurance receivable from FNWL was $802.4 million and $762.5 million at December 31, 2004 and December 31, 2003, respectively. The modified coinsurance payable to FNWL was $796.7 million and $758.9 million, at December 31, 2004 and December 31, 2003, respectively.

FLA. At December 31, 2004 and 2003, the reinsurance reserve credit from FLA relating to these coinsurance transactions totaled approximately $195.9 million and $203.2 million, respectively. The reinsurance recoverables were $198.8 million and $207.7 million at December 31, 2004 and 2003, respectively.

TRANSAMERICA RE. The net amount at risk of the GMDB and GRIB on certain variable annuity contracts issued between March 1, 1997 and April 30, 2000 were ceded to outside reinsurers. As of December 31, 2004 and 2003, the reinsurance recoverable related to reinsuring the net amount at risk on these contracts with Transamerica Re amounted to $59.1 million and $26.3 million, respectively.

ZICBB. The Company is also a party to a reinsurance agreement with a ZFS affiliated company, Zurich Insurance Company, Bermuda Branch (“ZICBB”). Under the terms of this agreement, the Company cedes, on a yearly renewable term basis, approximately 98% of the net amount at risk (death benefit payable to the insured less the insured’s separate account cash surrender value) related to BOLI. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and, under the original agreement, retained a portion of such funds in a funds withheld account (“FWA”) which was included as a component of benefits and funds payable.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

During the first quarter of 2002, the Company amended the BOLI reinsurance agreement with ZICBB. Under the amended agreement, the balance in the FWA was transferred to a trust account that acts as security for the reinsurance agreement. On January 25, 2002, approximately $222.5 million in cash was transferred to the trust account. The trust account is not reflected in the Company’s consolidated financial statements but is included in ZICBB’s financial statements. At December 31, 2004 and December 31, 2003, reinsurance recoverables totaling approximately $203.6 million and approximately $206.2 million, respectively, were secured by the trust agreement, which was supported by cash and invested assets with a fair value of approximately $228.0 million and $235.4 million at December 31, 2004 and December 31, 2003, respectively.

The following table contains amounts related to the BOLI funds withheld reinsurance agreement with ZICBB:

ZICBB Business Owned Life Insurance (BOLI)

(in millions)

	Year Ended December 31,
	2004	2003
Face amount in force	$83,136	$85,269

Net amount at risk ceded	$(72,143)	$(74,567)

Cost of insurance charges ceded	$236.5	$177.9

At December 31, 2004 and 2003, the trust supports reserve credits of $17.4 million and $16.9 million, respectively, on the reinsurance ceded.

Effective December 31, 2001, the Company entered into a quota-share reinsurance agreement with ZICBB. Under the terms of this agreement, the Company ceded 100% of the net amount at risk of the GMDB and GRIB portions of a small number of specific variable annuity contracts. As consideration for this reinsurance coverage, the Company ceded 100% of all charges to policyholders and all revenue sharing income received from fund managers related to such reinsured policies. The account values related to these policies were held in the Company’s separate account during the accumulation period of the contracts. The reserve credits under this treaty were secured by a trust agreement that requires the fair market value of assets therein to at least equal 102 % of such reserve credits.

In January 2003, the specific annuities that comprised the block of business ceded to ZICBB were surrendered. Approximately $5.0 million in surrender charges collected on these specific annuities were paid to ZICBB at the end of February 2003, as the final settlement payment related to this reinsurance agreement.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(4) Invested Assets and Related Income

The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturity securities are considered available-for-sale. The carrying value of fixed maturity and equity securities compared with cost or amortized cost, adjusted for other-than-temporary declines in value, and gross unrealized gains and losses, were as follows:

	Carrying Value	Cost or Amortized Cost	Gross Unrealized
			Gains	Losses
(in thousands)
December 31, 2004
U.S. treasury securities and obligations of U.S. government agencies and authorities	$40,601	$40,734	$525	$(658)
Obligations of states and political subdivisions, special revenue and nonguaranteed	25,447	24,529	919	—
Debt securities issued by foreign governments	1,148	1,127	21	—
Corporate securities	372,641	365,241	8,510	(1,111)
Mortgage and asset-backed securities	245,105	245,277	1,500	(1,673)

Total fixed maturity securities	$684,942	$676,908	$11,475	$(3,442)

Equity securities	$5,241	$4,131	$1,110	$—

December 31, 2003
U.S. treasury securities and obligations of U.S. government agencies and authorities	$93,163	$94,362	$63	$(1,262)
Obligations of states and political subdivisions, special revenue and nonguaranteed	2,180	2,140	40	—
Debt securities issued by foreign governments	1,142	1,142	—	—
Corporate securities	292,853	290,646	5,718	(3,511)
Mortgage and asset-backed securities	229,717	239,503	3,805	(13,591)

Total fixed maturity securities	$619,055	$627,793	$9,626	$(18,364)

Equity securities	$2,774	$2,458	$316	$—

The fixed income and equity portfolio is reviewed at least quarterly, with certain testing performed monthly, for other-than-temporary impairments. Evidence related to the following criteria is considered in the assessment of impairments:

•	Ability and intent to hold the investment for a reasonable period of time sufficient for a forecasted recovery of fair value up to or beyond the cost of the investment,

•	Severity of the impairment, including the extent to which fair value is below cost,

•	Duration of the impairment,

•	Forecasted recovery of fair value and

•	Collectibility of all amounts due.

A variety of data is reviewed, including the aging and severity of unrealized losses in accordance with Emerging Issues Task Force Issue No. 03-1 (“EITF 03-1”), watch lists distributed by the portfolio managers, deviations in market prices between months, and results of tests indicating if any bond or equity holdings with unrealized losses have a credit rating of below investment grade for 12 consecutive months. If a debt security is deemed other-than-temporarily impaired, then the holding’s amortized cost is written down to current market value with the Company recognizing an impairment loss in the current period’s earnings. In addition, collectibility of interest income or dividends would be assessed and if uncollectible, then any accrued income would be written-off against current period’s earnings and the holding placed on non-accrual status.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Results of tests related to the bond portfolio, showed that three securities had unrealized losses greater than 12 months. All three securities are rated investment grade and have been paying principal and/or interest as due. The first holding is a U.S. Treasury, which was acquired in March 2003 when interest rates were significantly lower than 2004 rates. The security continues to have an unrealized loss as of December 31, 2004 because its premium is still being amortized and because Treasury prices remain lower than March 2003 levels when the security was purchased. In addition, the security is backed by the U.S. government, carries a AAA rating, and therefore is fully expected to return principal in full at maturity and pay interest as due. The remaining two securities with unrealized losses greater than 12 months, which are a collateralized mortgage obligation (“CMO”) and a corporate security, are rated AAA and A+, respectively. The severity of the impairment is minimal, 2.7% for the CMO, and 4.7% for the corporate security. Given this evidence, the Company concluded that the holdings are only temporarily impaired as of December 31, 2004.

The Company periodically monitors all its investments with the investment portfolio managers. At December 31, 2004 and 2003, a review of external watchlist reports and related market risk management report did not result to an identification of any investment holdings that were considered other than temporarily impaired.

The carrying value and amortized cost of fixed maturity investments, by contractual or expected maturity at December 31, 2004, are shown below. Actual maturities may/will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life. Expected maturities are provided by our portfolio managers based on historical trends.

	Carrying Value	Amortized Cost
(in thousands)
One year or less	$19,207	$19,064
Over one year through five years	402,258	402,481
Over five years through ten years	206,929	203,188
Over ten years	56,548	52,175

Total fixed maturity securities	$684,942	$676,908

Proceeds from sales of investments in fixed maturity securities prior to maturity were $186.5 million, $1,282.1 million and $2,307.6 million during 2004, 2003 and 2002, respectively. Gross gains of $10.0 million, $122.7 million and $81.2 million as well as gross losses, including write-downs of fixed maturity securities, of $9.2 million, $39.4 million and $65.8 million were realized on sales and maturities in 2004, 2003 and 2002, respectively. Pre-tax write-downs amounted to $7.7 million, $2.4 million and $18.5 million, for the years ended December 31, 2004, 2003 and 2002, respectively.

Excluding agencies of the U.S. government, no other individual investment exceeded 10% of the Company’s stockholder’s equity at December 31, 2004, 2003 or 2002. At December 31, 2004 and 2003, securities carried at approximately $3.5 million were on deposit with governmental agencies as required by law.

For its securitized financial assets, the Company recognizes an impairment loss if the fair value of a security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded after-tax impairment losses of $4.0 million on a fixed maturity security and $1.0 million on a preferred stock in 2004 as compared to after-tax impairment losses of $1.6 million and $12.0 million on fixed maturity securities in 2003 and 2002, respectively. The fixed maturity security and preferred stock were subsequently sold in October and September 2004, respectively.

Upon default or indication of potential default by an issuer of fixed maturity securities other than securitized financial assets, any issues of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other-than-temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments. The Company recorded no write-downs other than on its securitized financial assets portfolio in 2004 and 2003.

The Company’s computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company’s view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

At December 31, 2003, the real estate related portfolio consisted of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2004 and 2003, total impaired real estate-related loans were as follows:

	December 31, 2004	December 31, 2003
(in thousands)
Gross impaired loans, including accrued interest	$—	$7,059
Reserves related to impaired loans	—	2,061

Net impaired loans	$—	$4,998

All impaired real estate-related loans were paid in full in August 2004. At December 31, 2003, loans on nonaccrual status, before reserves, amounted to $7.1 million including foregone interest. The Company’s nonaccrual loans are included in impaired loans. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

Net Investment Income

The sources of net investment income were as follows:

	December 31,
	2004	2003	2002
(in thousands)
Interest on fixed maturity securities	$25,770	$132,077	$186,034
Dividends on equity securities	201	2,521	4,508
Income from short-term investments	918	541	1,479
Income from mortgage loans	1,818	12,051	15,598
Income from policy loans	894	13,023	23,189
Income from other real estate related investments	—	—	13
Income from other loans and investments	520	4,462	432

Total investment income	30,121	164,675	231,253
Investment expense	3,348	2,558	3,442

Net investment income	$26,773	$162,117	$227,811

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) for the years ended December 31, 2004, 2003, and 2002, were as follows:

	2004	2003	2002
(in thousands)
Real estate-related	$4,412	$745	$961
Fixed maturity securities	(2,009)	77,279	15,444
Equity securities	(1,560)	6,691	346
Other	(8)	(83)	(17,530)

Realized investment gains (losses) before income tax expense (benefit)	835	84,632	(779)
Income tax expense (benefit)	292	29,622	(273)

Net realized investment gains (losses)	$543	$55,010	$(506)

Net realized investment gains (losses), before tax, decreased approximately $83.8 million, to a gain of approximately $0.8 million for the year ended December 31, 2004 compared to a gain of approximately $84.6 million for the year ended December 31, 2003. Net realized investment gains, before tax, for the year ended December 31, 2003, increased approximately $85.4 million, from a realized loss, before tax, of approximately $0.8 million for the year ended December 31, 2002.

Net realized investment gains in 2004 were primarily due to the sales of certain fixed maturity securities during the first quarter of 2004, which were sold to fund the settlement of the Purchase Agreement, as well as release of reserves for certain real estate investments of $4.1 million pre tax. The realized gains were partially offset by pre-tax impairment losses of $6.2 million on a fixed maturity security and $1.5 million on a preferred stock. The fixed maturity security was written down due to credit-related concerns. The preferred stock was written down due to an unrecoverable decline in value. The impaired securities were subsequently sold in October and September 2004, respectively.

The net realized investment gains on fixed maturity securities and equity securities for 2003 are primarily due to the transfer of assets to FKLA as part of the Coinsurance Agreement described in Note 3.

The “Other” net realized investment losses for 2002 were $17.5 million, before tax. These consisted primarily of a write-down on a leveraged lease for two aircraft. The aircraft were leased by United Airlines (“UAL”) and were written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following table shows the Company’s investments’ fair value and gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 and December 31, 2003.

December 31, 2004	Less Than 12 Months		12 Months or More		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
(in thousands)
U.S. Treasury obligations and direct obligations of U.S. government agencies	$3,170	$(49)	$27,790	$(609)	$30,960	$(658)
Mortgage backed and asset backed securities	162,147	(1,673)	—	(—)	162,147	(1,673)
Corporate bonds	140,598	(1,062)	1,415	(49)	142,013	(1,111)
Foreign governments	—	—	—	—	—	—

Subtotal, debt securities	305,915	(2,784)	29,205	(658)	335,120	(3,442)
Common Stock	—	—	—	—	—	—
Preferred Stock	—	—	—	—	—	—

Total temporarily impaired securities	$305,915	$(2,784)	$29,205	$(658)	$335,120	$(3,442)

December 31, 2003	Less Than 12 Months		12 Months or More		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
(in thousands)
US Treasury obligations and direct obligations of US government agencies	$38,728	$(1,262)	$—	$—	$38,728	$(1,262)
Mortgage backed and asset backed securities	80,606	(5,709)	26,452	(7,882)	107,058	(13,591)
Corporate bonds	64,062	(1,488)	10,074	(2,023)	74,136	(3,511)
Foreign governments	1,142	—	—	—	1,142	—

Subtotal, debt securities	184,538	(8,459)	36,526	(9,905)	221,064	(18,364)
Common Stock	—	—	—	—	—	—
Preferred Stock	—	—	—	—	—	—

Total temporarily impaired securities	$184,538	$(8,459)	$36,526	$(9,905)	$221,064	$(18,364)

At December 31, 2004, 117 different fixed maturity securities represented 100% of the Company’s $3.4 million total unrealized loss, which is a decrease of $15.0 million, or 82%, as compared to the $18.4 million unrealized loss at December 31, 2003. At December 31, 2003, 62 different fixed maturity securities represented 100% of the Company’s $18.4 million unrealized loss, and none of the securities represented an unrealized loss position in excess of 7% of the total unrealized loss amount at that time. Unrealized losses in the fixed maturity investment portfolio, including U.S. government agencies, mortgage and asset backed securities and corporate bonds, were primarily due to higher interest rates during 2004. The Company held one U.S. Treasury security that was at an unrealized loss position in excess of 7% of the total unrealized loss amount as of December 31, 2004, with the unrealized loss representing approximately 17.7% of the total. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue until maturity, the Company believes that the prices of the securities above are temporarily depressed.

The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer’s

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

financial condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2004, management’s expectation of the discounted future cash flows on these securities was in excess of the associated securities’ amortized costs.

(5) Securities Lending

The Company has a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The cash collateral is invested in highly liquid, fixed income investments with a maturity of less than one year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company as of December 31, 2004 and 2003 was approximately $46,000 and $283,000, respectively. The Company’s securities on loan at December 31, 2004 consisted of U.S. Treasury securities and corporate bonds with an estimated fair value of approximately $36.0 million. As of December 31, 2004, the Company held the total collateral for securities on loan of $36.6 million, consisting of cash collateral of $13.3 million and fixed income securities of $23.3 million. There were no securities on loan at December 31, 2003.

(6) Concentration of Credit Risk

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities and real estate.

Approximately 6.1% of the investment-grade fixed maturity securities at December 31, 2004 were residential mortgage-backed securities, down from 9.6% at December 31, 2003. Approximately 20.8% of the investment-grade fixed maturity securities at December 31, 2004 were commercial mortgage-backed securities, compared with 12.3% at December 31, 2003. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

Approximately 15.6% and 15.4% of the investment-grade fixed maturity securities consisted of asset-backed securities at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the majority of investments in asset-backed securities were backed by:

	December 31,
	2004	2003
Automobile loans	21.4%	20.9%
Credit card loans	18.4%	23.3%
Collateralized loan and bond obligations	16.6%	17.1%
Student loans	4.6%	—
Manufactured housing loans	3.0%	16.9%
Other	36.0%	21.8%

Total	100.0%	100.0%

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

A significant portion of the Reinsurance recoverable and the entire Deposit asset—coinsurance business is with a single reinsurer, FKLA. The total recoverable at December 31, 2004 and 2003 was $3.4 billion and $3.6 billion, respectively. Pursuant to the Coinsurance Agreement, FKLA maintains a Security Trust Account for the exclusive benefit of the Company funded with assets whose fair value is 100% of the general account reserves reinsured by FKLA, adjusted on a quarterly basis. The Security Trust Account minimizes the Company’s exposure in the event of any default by FKLA. At December 31, 2004 and 2003, the balance in the Security Trust Account was $3.4 billion and $3.3 billion, respectively.

(7) Income Taxes

Income tax expense (benefit) was as follows for the years ended December 31, 2004, 2003, and 2002:

	2004	2003	2002
(in thousands)
Current	$(39,052)	$(28,480)	$(4,835)
Deferred	38,586	13,157	2,458

Total	$(466)	$(15,323)	$(2,377)

Additionally, the deferred income tax expense (benefit) related to items included in other comprehensive income was as follows for the years ended December 31, 2004, 2003, and 2002:

	2004	2003	2002
(in thousands)
Unrealized gains and (losses) on investments	$3,200	$(36,662)	$24,416
Value of business acquired	—	1,130	(509)
Deferred insurance acquisition costs	(344)	6,795	(3,906)

Total	$2,856	$(28,737)	$20,001

The actual income tax expense (benefit) for 2004, 2003, and 2002 differed from the “expected” tax expense for those years as displayed below. “Expected” tax expense was computed by applying the U.S. federal corporate tax rate of 35% in 2004, 2003, and 2002 to income before income tax expense.

	2004	2003	2002
(in thousands)
Computed expected tax expense	$4,243	$(8,578)	$(52,300)
Difference between “expected” and actual tax expense:
State taxes	(107)	(86)	342
Goodwill impairment and amortization of other intangibles	—	177	55,045
Dividend received deduction	(4,456)	(3,601)	(2,220)
Foreign tax credit	(189)	(463)	—
Loss on asset substitution with affiliates	—	(3,502)	—
Prior year tax settlements	—	—	(3,594)
Other, net	43	730	350

Total actual tax expense	$(466)	$(15,323)	$(2,377)

Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

The loss on asset substitution with affiliates relates to an exchange of certain invested assets between the Company and FKLA, ZLICA, and ZLICONY as required by the Purchase Agreement. The exchange resulted in a net difference between fair market value of the assets surrendered and received by the Company. This difference was treated as a dividend to Kemper for book purposes but a deductible loss for tax purposes.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company had established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount was based on the evidence available and management’s judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company’s estimates of future operating earnings and capital gains.

The tax effects of temporary differences that give rise to significant portions of the Company’s net deferred federal tax assets or liabilities were as follows:

	December 31, 2004	December 31, 2003
(in thousands)
Deferred federal tax assets:
Deferred insurance acquisition costs (“DAC Tax”)	$91,193	$105,816
Unrealized losses on investments	—	6,151
Life policy reserves	—	11,743
Unearned revenue	43,558	52,354
Tax loss carryforward	—	23,738
Other investment-related	7,907	7,091
Other	11,010	2,641

Total deferred federal tax assets	153,668	209,534
Valuation allowance	—	6,151

Total deferred federal tax assets after valuation allowance	153,668	203,383

Deferred federal tax liabilities:
Deferred insurance acquisition costs	8,335	95,657
Life policy reserve	20,318	—
Depreciation and amortization	10,374	13,113
Other investment-related	579	1,488
Unrealized gains on investments	3,200	—
Other	5,076	4,342

Total deferred federal tax liabilities	47,882	114,600

Net deferred federal tax assets	$105,786	$88,783

The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract (“BOLI”). The Company has not recorded a deferred tax liability associated with its Policyholders Surplus Account, which is a tax memo account. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of unearned revenue and DAC tax to realize such deferred tax assets.

The tax returns for the years 2000 through 2002 are currently under examination by the Internal Revenue Service. Management believes that any proposed changes will not be material to the Company’s financial position or result of operations.

(8) Other Related-Party Transactions

The Company had a loan to a joint venture, consisting of a mortgage loan on real estate, in which the Company and one of its affiliates have an ownership interest. At December 31, 2004 and 2003, the joint venture mortgage loan totaled $0 million and $7.4 million, respectively, and during 2004 and 2003, the Company earned interest income on the joint venture loan of $1.8 million and $12.1 million, respectively. During the fourth quarter of 2004, the joint venture mortgage loan was paid in full by Zurich North America.

During 2004, the majority of 2003 and the full year 2002, some of the Company’s personnel were employees of FNWL and/or FKLA. Expenses are allocated to the Company for the utilization of FNWL and

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FKLA employees and facilities as applicable. Expenses allocated to the Company amounted to $12.5 million from FNWL in 2004, $1.6 million from FNWL in 2003, $12.8 million from FKLA in 2003, and $29.9 million from FKLA in 2002. The Company also paid, to Kemper’s real estate subsidiaries, fees of $0.4 million, $0.3 million, and $0.4 million in 2004, 2003, and 2002, respectively, related to the management of the Company’s real estate portfolio.

Related party receivables and payables are settled each month. At December 31, 2004 and 2003, the Company reported the following amounts due from or (to) related parties:

	December 31, 2004	December 31, 2003
(in thousands)
FNWL	$801,514	$762,579
Kemper	—	102
Zurich Global Investment Advisors	—	58

Receivable from related parties	$801,514	$762,739

FNWL	$(796,726)	$(758,853)
Kemper	—	(5,000)
Zurich Insurance Company—Bermuda Branch	(10,457)	(28,463)

Payable to related parties	$(807,183)	$(792,316)

Net payable to related parties	$(5,669)	$(29,577)

(9) Commitments and Contingent Liabilities

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company’s management, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

(10) Financial Instruments—Off-Balance Sheet Risk

In 1994, the Company entered into a commitment to provide a financial guaranty in the form of an extended standby credit enhancement to a third party letter of credit supporting the purchase of bonds issued to finance the development of a certain retirement property in Texas. On September 30, 2004, the Company satisfied its obligation to provide a financial guaranty in the form of an extended standby credit enhancement by funding $25.1 million to the issuer of the letter of credit. This standby credit enhancement had an original expiration date of March 22, 2004. On March 15, 2004, the agreement was extended to September 30, 2004 in exchange for a nominal fee.

In the first week of October 2004, the third party fulfilled its obligation to the Company by relinquishing its rights to the collateral pool assets, valued at approximately $18.0 million, and paying the Company $7.1 million in cash. In conjunction with the transaction, the fixed maturity securities with a carrying value of $28.4 million previously pledged as collateral to secure the letter of credit was released.

In 1997, the Company entered into an agreement with a third party to guaranty certain indemnity obligations of an affiliated company, including environmental claims over a period of 20 years. The maximum liability exposure would not exceed $4 million. The Company is fully insured for losses and liabilities related to the potential environmental claims for a period of 10 years. Additionally, KFC Portfolio Corp, an affiliated company, has agreed to guaranty and indemnify the Company from all liabilities and costs incurred related to this transaction.

While the Company currently has not experienced any environmental claims or threatened environmental claims related to this transaction, it is reasonably possible that the results of ongoing or future environmental studies or other factors could alter this expectation and may require recording of a liability and cause the

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Company future cash outlays. The extent or amount of such events, if any, cannot be estimated at this time. Management does not believe that such litigation will have a material impact on the Company’s results of operations, financial position or liquidity for the years ended December 31, 2004 and 2003.

Derivative instruments

In April 2003, the FASB released SFAS 133 Implementation Issue B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instrument”s (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. SFAS 133 indicates that an embedded derivative must be separated from the host contract (bifurcated) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The Company adopted DIG B36 on October 1, 2003.

On December 1, 2003, the Company entered into a Modified Coinsurance Agreement with FNWL, which was impacted by the provisions of DIG B36. The Modified Coinsurance Agreement requires the separate recording of an embedded derivative. At December 31, 2004 and December 31, 2003, the total pre-tax unrealized gain on the segregated assets supporting the Modified Coinsurance Agreement was $26.9 million and $25.9 million, respectively. The related embedded derivative as of December 31, 2004 and December 31, 2003 was valued at $4.6 million and $3.6 million, respectively. The embedded derivative is recorded in modified coinsurance receivable—related party with the corresponding income or expense recorded in modified coinsurance income (expense)—related party during the respective reporting periods. The 2004 and 2003 impact of the embedded derivative was income of $1.0 million and $3.6 million, respectively.

The Company had an interest rate swap agreement with Zurich Capital Markets, Inc., an affiliated counterparty, which expired in November 2004. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement with a notional value of $100.0 million. The interest rate swap agreement was designated as a cash flow hedge of the floating rate funding agreement. Each period, unrealized gains and losses resulting from changes in the fair value of the swap contract were recorded to other comprehensive income (loss). The terms of the swap contract had been structured to match the terms of the hedged item. No net realized gains or losses, resulting from hedge ineffectiveness, were recognized in results of operations, during the year ended December 31, 2004 or December 31, 2003.

At December 31, 2003, the interest rate swap agreement had a negative value of approximately $4.5 million, and was included as a component of other accounts payable and liabilities in the accompanying balance sheets. The Company paid approximately $4.5 million in 2004 and approximately $4.6 million in 2003, as settlement of the interest rate swap agreement, which represents the difference between the fixed-rate and floating-rate interest.

(11) Fair Value of Financial Instruments

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering the Company’s entire holding of a particular financial instrument for sale at one time. The Company’s financial instruments are carried at fair value. Fair value estimates for assets not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Fair value estimates are determined for currently held financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The Company used the following methods and assumptions in estimating the fair value of its financial instruments:

Fixed maturity securities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company’s portfolio manager, Deutsche Investment Management Americas, Inc.

Cash, cash equivalent and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

Mortgage loans and other real estate-related investments, consisting of an equity investment in a limited liability corporation, are carried at the Company’s ownership equity interest, which approximates fair value. In 2003, fair values were estimated based upon the investments observable market price, net of estimated costs to sell and where no observable price is available, by appraised value. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $0.1 million and $4.2 million at December 31, 2004 and 2003, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2004 and 2003.

Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive at the time of issuance. Policy loans are carried at their unpaid balances.

Other investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

Separate account assets and liabilities: The fair value of assets held in separated accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender changes.

Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

Derivative Instruments: The fair values were based upon external valuation models, quotations furnished by dealers in such instruments or market quotations.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The carrying values and estimated fair values of the Company’s financial instruments at December 31, 2004 and 2003, were as follows:

	December 31, 2004		December 31, 2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial instruments recorded as assets:
Fixed maturity securities	$684,942	$684,942	$619,055	$619,055
Cash and short-term investments	36,622	36,622	62,512	62,512
Mortgage loans and other real estate-related assets	248	248	65,867	65,867
Policy loans	18,540	18,540	—	—
Equity securities	5,241	5,241	2,774	2,774
Other invested assets	1,742	1,742	2,117	2,117
Assets held in separate accounts	15,916,551	15,916,551	15,122,214	15,122,214
Financial instruments recorded as liabilities:
Life policy benefits, excluding term life reserves	172,730	166,151	280,240	271,610
Liabilities held in separate accounts	15,916,551	15,916,551	15,122,214	15,122,214
Financial instruments recorded as derivatives:
Interest rate swap	(—)	(—)	(4,500)	(4,500)
Embedded derivatives(3)	4,634	4,634	3,627	3,627

(1)	included in Future Policy Benefits on the balance sheet
(2)	included in Other Accounts Payable and Liabilities on the balance sheet
(3)	included in Modified Coinsurance Receivable—related party on the balance sheet

(12) Stockholder’s Equity—Retained Earnings

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to stockholders without prior approval of regulatory authorities is restricted. In 2005, the Company cannot pay any dividends without Illinois Department of Insurance approval. In 2003, the Company paid cash dividends of $10.0 million to Kemper and in 2002, the Company did not pay any dividends. The 2003 dividend was a result of the Purchase Agreement with Bank One.

The Company’s net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

	2004	2003	2002
(in thousands)
Net income (loss)	$34,066	$90,377	$(84,871)

Statutory capital and surplus	$384,464	$359,402	$312,653

The Company’s statutory net income in 2004 reflects the impact of the Company’s Federal Income Tax refund offset by the reserve measures on the Company’s DESTINATIONSSM product. In addition, Statutory capital and surplus increased by $25.1 million in 2004, which primarily resulted from net income and an increase in unrealized capital gains/losses and non-admitted assets offset by changes in deferred taxes and amortization of ceding commissions.

The Company’s statutory net income in 2003 reflects the impact of the Coinsurance Agreement with FKLA as well as the improvement in the equity markets in 2003. The Company’s statutory net loss in 2002 reflected the market downturn and its impact on reserves for guaranteed death and living benefits consistent with statutory reserving methodology.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(13) Unaudited Interim Financial Information

The following table sets forth the Company’s unaudited quarterly financial information:

	Quarter Ended				Year Ended December 31
	March 31	June 30	September 30	December 31
(in thousands)
2004 Operating Summary
Revenue(1)	$63,971	$20,171	$54,870	$41,084	$180,096
Net operating income (loss), excluding net realized investment gains (losses), and cumulative effect of accounting change	8,352	(18,115)	3,191	18,618	12,046

Net operating income (loss), excluding net realized investment gains	$(149,571)	$(18,115)	$3,191	$18,618	$(145,877)

Net realized investment gains/(losses), net of tax	2,758	347	(2,558)	(4)	543

Net income (loss)	$(146,813)	$(17,768)	$633	$18,614	$(145,334)

2003 Operating Summary
Revenue(1)	$93,302	$92,811	$142,354	$54,131	$382,598
Net operating income (loss), excluding net realized investment gains	$3,720	$16,793	$(96,728)	$12,018	$(64,197)

Net realized investment gains, net of tax	2,054	1,147	46,174	5,635	55,010

Net income (loss)	$5,774	$17,940	$(50,554)	$17,653	$(9,187)

(1)	Revenue is different than previously reported in the Company’s 2003 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarterly periods ending September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004. Revenue changed as a result of the reclassification to Other income of interest credited to policyholders on the coinsured investment contracts which were previously reflected as an offset to Interest credited to policyholders.

The reconciliation of revenue previously reported and as reported in Note 13 is:

	2003			2004
	Quarter ended September 30,	Quarter ended December 31,	Year ended December 31,	Quarter ended March 31,	Quarter ended June 30,	Quarter ended September 30,
(in thousands)
Revenue
As reported above	$142,354	$54,131	$382,598	$63,971	$20,171	$54,870
As previously reported	135,868	34,305	356,286	46,073	2,378	37,510

Difference	$6,486	$19,826	$26,312	$17,898	$17,793	$17,360

(14) Operations by Business Segment

The Company has two primary operating segments, life insurance and annuities, which have different types of products and services. These two operating segments reflect the way the Company manages the operations and makes business decisions.

Premiums received from the sale of annuity products and the majority of the life insurance products are treated as deposit-type funds and are not recorded as revenue within the consolidated statements of operations.

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

However, revenues for both the life insurance and annuity segments are generated from investing these deposit-type funds. For universal life insurance products and fixed annuity products, deposits are primarily invested in fixed maturity securities from which to earn investment income. Variable life insurance deposits and variable annuity deposits are transferred to the separate account and invested in underlying investment funds that invest in stocks and bonds. The Company received cost of insurance charges and other separate account fees as revenues from this business. In addition, the Company received premium tax and DAC tax expense loads from certain policyholders.

In the following table, the Company uses the captions “net operating income (loss)” and “operating income (loss)” as operating measures of segment performance. Net operating income (loss) is calculated by deducting net realized investment gains or losses, net of related income taxes, from net income (loss). Net realized investment gains or losses are excluded from net operating income (loss) because they can, in part, be discretionary and are not indicative of operational trends. Operating income (loss) is calculated by excluding amortization of intangible assets, goodwill impairment, and cumulative effect of accounting changes in addition to the removal of net realized gains and losses on investments, after tax, from net income (loss). These additional items are excluded from operating income (loss) since from period to period the amortization of intangible assets, goodwill impairment, and cumulative effect of accounting changes result in fluctuations that distort the operational trends.

It is important to note that operating income (loss) and net operating income (loss) should not be viewed as substitutes for income from continuing operations before federal income taxes or net income (loss) determined in accordance with GAAP, rather they are considered supplementary measures the Company believes are useful in analyzing its results of operations. Also, the Company’s definitions of these non-GAAP financial measures may differ from those used by other companies.

Prior period information has been restated to conform to the composition of the Company’s segments.

	Year Ended December 31, 2004
	Life	Annuity	Total
(in thousands)
Net income (loss)	$537	$(145,871)	$(145,334)
Net realized investment gains, net of tax	0	543	543

Net operating income (loss)	$537	$(146,414)	$(145,877)

Cumulative effect of accounting change, net of tax	—	(157,923)	(157,923)

Operating income (loss) before cumulative effect of accounting change, net of tax	$537	$11,509	$12,046

Total assets	$11,107,958	$10,526,535	$21,634,493

Total general account reserve—future policy benefit and deposit liabilities	$650,952	$3,344,766	$3,995,718
Total separate account liabilities	10,033,342	5,883,209	15,916,551

Total reserve for policyholder benefits	$10,684,294	$9,227,975	$19,912,269

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	Year Ended December 31, 2003
	Life	Annuity	Total
(in thousands)
Net income (loss)	$4,865	$(14,052)	$(9,187)
Net realized investment gains, net of tax	419	54,591	55,010

Net operating income (loss)	$4,446	$(68,643)	$(64,197)

Amortization of intangibles	—	(506)	(506)

Operating income (loss) before amortization of intangibles	$4,446	$(68,137)	$(63,691)

Total assets	$10,658,132	$10,448,309	$21,106,441

Total general account reserve—future policy benefit and deposit liabilities	$656,306	$3,442,179	$4,098,485
Total separate account liabilities	9,518,812	5,603,402	15,122,214

Total reserve for policyholder benefits	$10,175,118	$9,045,581	$19,220,699

	Year Ended December 31, 2002
	Life	Annuity	Total
(in thousands)
Net loss	$(23,654)	$(145,304)	$(168,958)
Net realized investment gains (losses), net of tax	753	(1,259)	(506)

Net operating loss	$(24,407)	$(144,045)	$(168,452)

Amortization of intangibles	(106)	(653)	(759)
Goodwill impairment	(32,832)	(123,679)	(156,511)
Cumulative effect of accounting change, net of tax	—	(21,907)	(21,907)

Operating income before amortization of intangibles, goodwill impairment and cumulative effect of accounting change, net of tax	$8,531	$2,194	$10,725

Total assets	$9,840,840	$8,825,442	$18,666,282

Total general account reserve—future policy benefit and deposit liabilities	$808,389	$3,302,674	$4,111,063
Total separate account liabilities	8,848,140	4,699,236	13,547,376

Total reserve for policyholder benefits	$9,656,529	$8,001,910	$17,658,439

During 2004, operating income before amortization of intangibles in the life segment decreased by $3.9 million in 2004 to $0.5 million from $4.4 million. This decrease was primarily due to the Coinsurance Agreement with FKLA.

Operating income (loss) before amortization of intangibles in the annuity segment increased $79.6 million to an $11.5 million income for 2004 compared to a $68.1 million loss in 2003. The increase was primarily due to the implementation of SOP 03-1, increased revenue from the ModCo agreement with FNWL and the Coinsurance Agreement with FKLA.

During 2003, the decrease in operating income before amortization of intangibles, for both the life and annuity segments, was largely due to the Purchase Agreement (see Note 3).

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(15) Effects of New Accounting Pronouncements

In July 2003, the AcSEC issued SOP 03-1. The SOP was adopted effective January 1, 2004. The SOP addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of the SOP require the Company to:

•	Recognize expenses for a variety of contracts and contract features, including guaranteed minimum death benefits (“GMDB”) and guaranteed retirement income benefits (“GRIB”), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

•	Report and measure assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

•	Report and measure the Company’s interest in its separate accounts as general account assets based on the proportionate beneficial interest in the separate account’s underlying assets; and

•	Capitalize sales inducements that meet specified criteria and amortize such amounts over the life of the contracts using the same methodology as used for amortizing DAC.

On January 1, 2004, the Company recorded a $157.9 million cumulative effect adjustment to earnings. The cumulative adjustments to earnings and other comprehensive income were recorded net of amortization of deferred acquisition costs and income taxes. At January 1, 2004, the date of initial application, the cumulative effect of the adoption of the SOP was comprised of the following individual impacts:

Cumulative Effect of Adoption

(in millions)

	Net Income (Loss)	Other Comprehensive Net Loss
Establishing GMDB and GRIB reserves for annuity contracts	$(6.4)
Amortization of insurance acquisition costs (DAC)	(236.5)

Total cumulative effect of adoption before tax	(242.9)
Related income tax benefit	(85.0)

Total cumulative effect of adoption, net of tax	$(157.9)	$(157.9)

Unrealized gains of certain separate account assets reclassified to general accounts, net of tax		$1.2

Total other comprehensive net loss		$(156.7)

GMDB and GRIB Reserves for Annuity Contracts. The Company sold variable annuity contracts with GMDB and GRIB equal to the greater of (1) the account value; (2) the sum of all premium payments less prior withdrawals accumulated at 5%; or (3) the maximum anniversary value of the contract, plus any premium payments since the contract anniversary, minus any withdrawals following the contract anniversary. The GMDB is payable upon death. For policies with GRIB, the guarantee applies to the funds available to purchase an annuity after seven years. The Company currently reinsures approximately 36% of the benefit guarantees associated with its in-force block of business. As of December 31, 2003, prior to the adoption of SOP 03-1, the Company had recorded a liability for GMDB and GRIB benefits sold with variable annuity products of approximately $46.6 million. Subsequent to the adoption of the SOP, the Company recorded an additional liability for GMDB and GRIB benefits of approximately $6.4 million. For the year ended December 31, 2004, $24.9 million of additional future policyholder liabilities related to the GMDB and GRIB benefits were recorded due to SOP 03-1. The determination of the GMDB and GRIB liability and related reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, annuitization elections and mortality experience. The models use 1,000 stochastic equity scenarios selected from the American Academy of Actuaries’ C3 Phase 2 Report. The assumptions used are consistent with those used in determining estimated

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

gross profits for purposes of amortizing deferred acquisition costs. SOP 03-1 modified how liability reserves are calculated for the variable annuity contracts issued by the Company. Prior to SOP 03-1, a GMDB reserve was established for all contracts and a GRIB reserve was established only for contracts deemed to have annuitized. These reserves reflected the present value of future benefits with no offset against future revenues. Under SOP 03-1, a reserve is established for all contracts, resulting in additional recognition of future policy benefits. However, the reserve is reduced by a percentage of future revenues, resulting in a relatively small reserve increase at implementation.

Amortization of Deferred Insurance Acquisition Costs. The Company has DAC in accordance with SFAS 97 “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,” and amortizes those costs over the term of the policies. With the initial adoption of the SOP, $236.5 million of DAC was amortized to reflect the reduction in EGPs in the amount by which future revenues offset future benefits in the reserve calculation.

Gross Exposure or Net Amount at Risk

	December 31, 2004	December 31, 2003
(in millions)
In the Event of Death:
Account Value	$4,074.0	$3,757.1
Net Amount at Risk	734.6	739.5
Average attained age of contractholders	62 years	61 years
At Annuitization:
Account Value	$3,838.9	$3,519.8
Net Amount at Risk	678.0	682.7
Average attained age of contractholders	61 years	61 years

At December 31, 2004 and December 31, 2003, the Company held approximately $4.1 billion and $3.8 billion, respectively, of variable annuities that contained GMDB and GRIB benefits. The Company’s total gross exposure (i.e. before reinsurance), or net amount at risk (the amount by which current account values in the variable annuity contracts are not sufficient to meet its GMDB and GRIB commitments), related to these guaranteed death and annuitization benefits was approximately $734.6 million at December 31, 2004 and was approximately $739.5 million at December 31, 2003. After reinsurance, the Company’s net exposure was approximately $451.2 million and $462.7 million at December 31, 2004 and December 31, 2003, respectively.

Summary of Liabilities for Guarantees

	Liability for GMDB	Liability for GRIB
(in millions)
Balance at January 1, 2004	$9.3	$87.7
Less reinsurance recoverables	6.3	37.7

Net balance at January 1, 2004	3.0	50.0

Incurred guaranteed benefits	6.7	23.7
Paid guaranteed benefits	(5.5)	—

Net change in guaranteed benefits	1.2	23.7

Net balance at December 31, 2004	4.2	73.7
Plus reinsurance recoverables	7.1	50.5

Balance at December 31, 2004	$11.3	$124.2

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Summary of Liabilities for Guarantees

	Liability for GMDB	Liability for GRIB
(in millions)
Balance at January 1, 2003	$39.1	$36.5
Less reinsurance recoverables	7.9	16.6

Net balance at January 1, 2003	31.2	19.9

Incurred guaranteed benefits	(7.0)	8.1
Paid guaranteed benefits	(5.6)	—

Net change in guaranteed benefits	(12.6)	8.1

Net balance at December 31, 2003	18.6	28.0
Plus reinsurance recoverables	5.5	19.3

Balance at December 31, 2003	$24.1	$47.3

Separate Account Presentation. The Company had recorded certain market value adjusted fixed annuity products as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjusted feature in this product, all of the investment performance of the separate account assets is not being passed to the contractholder, and it therefore does not meet the conditions for separate account reporting under the SOP.

On January 1, 2004, market value reserves of approximately $64.1 million included in separate account liabilities were revalued at their current account value to the general account, and the related separate account assets were also reclassified to the general account. Fixed maturity securities were reclassified to the general account, as available for sale securities, and will continue to be recorded at fair value; however, subsequent changes in fair value, net of amortization of deferred acquisition costs and income taxes, are recorded in other comprehensive income rather than net income. Net investment income was increased by the amount earned on those investments reclassified to the general account and change in claims and other policyholder benefits were increased due to changes in reserves, with the net change recorded in other income.

Recently Issued Accounting Standards

In March 2004, the Emerging Issues Task Force (“EITF”) reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“EITF 03-1”). EITF 03-1 adopted a three-step impairment model for securities within its scope. On September 30 2004, the FASB issued a final FASB Staff Position (“FSP”), FSP EITF Issue 03-1-1 that delays the effective date for the measurement and recognition guidance included in paragraphs 10 through 20 of EITF 03-1. In addition, during September 2004 the FASB issued a proposed FSP EITF Issue 03-1-a, which proposes guidance on the application of paragraph 16 of EITF 03-1 to debt securities that are impaired because of interest rate and/or sector spread increases. In November 2004, the FASB indicated that the effective date for paragraphs 10-20 of EITF 03-1 will be concurrent with the final issuance of EITF 03-1-a in 2005.

The Company is still assessing the impact of adoption of this standard on the Company’s financial condition and results of operations.

The disclosure provisions of EITF 03-1 were not delayed and have been adopted by the Company effective December 31, 2003 and have been included in Note 4.

(16) Subsequent Events

The Company plans to revise its Market Value Adjustment Option (“MVA Options”) by putting a “floor” on the Market Value Adjustment (“MVA”) feature and increasing the guaranteed interest rate to 3% on those Guarantee Period Values currently crediting less than 3%. The “floor” will ensure that, regardless of

KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

any changes in interest rates, the return on Guarantee Period Value on and after the effective date of the revision (before any deductions for contract charges) will not be less than the contract’s new minimum guaranteed interest rate of 3% per annum. The specific terms of this change would be described in an MVA Endorsement that would be issued on all applicable annuities. As a result of the issuance of an MVA Endorsement, interests under the contracts relating to the MVA Option would no longer be registered under the Securities Act of 1933, as amended. The Company anticipates that a revision to the MVA option will be effected as early as April 1, 2005. In connection with the revision of the MVA Option, the Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) to notify the SEC that it no longer has a duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

We carried out an evaluation required by the 1934 Act, under the supervision and with the participation of our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures are effective in timely alerting them to material information required to be included in our periodic SEC reports. It should be noted that any system of controls is based in part upon certain assumptions designed to obtain reasonable (and not absolute) assurance as to its effectiveness, and there can be no assurance that any design will succeed in achieving its stated goals. It should also be noted that after the Closing of the sale to Bank One, we outsourced several administrative functions to third party providers, including information technology functions, and transitioned the management of our operations. While we have concluded that our disclosure controls and procedures are effective, we are continuously evaluating and working to improve our flow of information and data integrity with respect to disclosure controls and procedures.

During the fourth quarter, there has not occurred any change in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

There have been no significant changes in our internal controls, or in other factors affecting our internal controls, since December 31, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Kemper Investors Life Insurance Company and

Contract Owners of the KILICO Variable Annuity Separate Account:

In our opinion, the accompanying statement of assets, liabilities and contract owners’ equity and the related statements of operations and changes in contract owners’ equity present fairly, in all material respects, the financial position of the subaccounts of the KILICO Variable Annuity Separate Account (which includes the following subaccounts: AIM V.I. Financial Services Fund, AIM V.I. Health Sciences, AIM V.I. Real Estate, AIM V.I. Utilities, Alger American Balanced, Alger American Growth, Alger American Leveraged AllCap, Alger American MidCap Growth, Alger American Small Capitalization, American Century VP Income & Growth, American Century VP Value, Credit Suisse Trust Emerging Markets, Credit Suisse Trust-Global Post-Venture Capital, Dreyfus I.P. MidCap Stock, Dreyfus Socially Responsible Growth, Dreyfus VIF Small Company Stock, Fidelity VIP Asset Manager, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Index 500, Franklin Rising Dividends Securities, Franklin Small Cap Value Securities, Franklin Strategic Income Securities, Franklin U.S. Government, Franklin Zero Coupon 2010, Mutual Discovery Securities, Mutual Shares Securities, Templeton Developing Markets Securities, ING VP Emerging Markets, ING VP Natural Resources Trust, JP Morgan International Equity, JP Morgan MidCap Value, JP Morgan Small Company, Janus Aspen Balanced, Janus Aspen Capital Appreciation, Janus Aspen Growth, Janus Aspen Growth and Income, Janus Aspen Mid Cap Growth, Janus Aspen Worldwide Growth, Janus Aspen Mid Cap Value, Janus Aspen Small Company Value, One Group Investment Trust Bond, One Group Investment Trust Government Bond, One Group Investment Trust Balanced, One Group Investment Trust Large Cap Growth, One Group Investment Trust Equity Index, One Group Investment Trust Diversified Equity, One Group Investment Trust Mid Cap Growth, One Group Investment Trust Diversified Mid Cap, One Group Investment Trust Mid Cap Value, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Global Securities, Oppenheimer High Income, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Oppenheimer Strategic Bond, PIMCO Foreign Bond, PIMCO Low Duration, Scudder 21st Century Growth, Scudder Bond, Scudder Capital Growth, Scudder Global Discovery, Scudder Growth and Income, Scudder Health Sciences, Scudder International, Scudder Money Market (Scudder Variable Series I), Scudder Aggressive Growth, Scudder Blue Chip, Scudder Fixed Income, Scudder Global Blue Chip, Scudder Government & Agency Securities, Scudder Growth, Scudder High Income, Scudder International Select Equity, Scudder Large Cap Value, Scudder Money Market (Scudder Variable Series II), Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Davis Venture Value, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value, SVS Eagle Focused Large Cap Growth, SVS Focus Value + Growth, SVS Index 500, SVS INVESCO Dynamic Growth, SVS Janus Growth and Income, SVS Janus Growth Opportunities, SVS MFS Strategic Value, SVS Oak Strategic Equity, SVS Turner Mid-Cap Growth, and Scudder Real Estate Securities) at December 31, 2004 and the results of each of their operations and the changes in each of their contract owners’ equity for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Kemper Investors Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2004 with the underlying funds, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP

Chicago, Illinois

March 18, 2005

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2004

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Health Sciences Subaccount	AIM V.I. Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$1,418	$3,477	$9,321	$19,975	$114,964	$23,388	$70,867	$30,169	$6,025
Dividends and other receivables	—	—	—	—	1	—	—	—	—

Total assets	1,418	3,477	9,321	19,975	114,965	23,388	70,867	30,169	6,025
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$1,418	$3,477	$9,321	$19,975	$114,965	$23,388	$70,867	$30,169	$6,025

Accumulation Period	$1,418	$3,477	$9,291	$19,937	$114,812	$23,373	$70,865	$30,169	$5,979
Annuity Period	—	—	30	38	153	15	2	—	46

Total Contract Owners’ Equity	$1,418	$3,477	$9,321	$19,975	$114,965	$23,388	$70,867	$30,169	$6,025

Units Outstanding	108	277	528	2,605	10,722	508	9,465	947	181

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	Fidelity Variable Insurance Products Fund
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Post-Venture Capital Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$29,040	$38,174	$46,260	$21,685	$168,944	$13,694	$874	$11,842	$89,791
Dividends and other receivables	—	—	—	—	19	—	—	—	—

Total assets	29,040	38,174	46,260	21,685	168,963	13,694	874	11,842	89,791
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$29,040	$38,174	$46,260	$21,685	$168,963	$13,694	$874	$11,842	$89,791

Accumulation Period	$29,029	$38,099	$46,247	$21,685	$168,835	$13,685	$874	$11,609	$89,552
Annuity Period	11	75	13	—	128	9	—	233	239

Total Contract Owners’ Equity	$29,040	$38,174	$46,260	$21,685	$168,963	$13,694	$874	$11,842	$89,791

Units Outstanding	4,033	4,051	3,556	2,235	11,922	1,579	55	485	2,785

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Fidelity Variable Insurance Products Fund			Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$67,669	$59,157	$129,183	$9,672	$2,958	$4,127	$13,428	$11,591	$7,396
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	67,669	59,157	129,183	9,672	2,958	4,127	13,428	11,591	7,396
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$67,669	$59,157	$129,183	$9,672	$2,958	$4,127	$13,428	$11,591	$7,396

Accumulation Period	$67,606	$59,101	$128,798	$9,653	$2,958	$4,127	$13,428	$11,591	$7,396
Annuity Period	63	56	385	19	—	—	—	—	—

Total Contract Owners’ Equity	$67,669	$59,157	$129,183	$9,672	$2,958	$4,127	$13,428	$11,591	$7,396

Units Outstanding	1,986	1,322	920	725	183	350	1,315	1,127	511

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Franklin Templeton Variable Insurance Products Trust		ING VP Emerging Markets Fund, Inc.	ING VP Natural Resources Trust	J.P. Morgan Series Trust II			Janus Aspen Series
	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING VP Emerging Markets Subaccount	ING VP Natural Resources Trust Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Capital Appreciation Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$2,561	$4,447	$7,724	$4,827	$30,771	$12,457	$11,629	$123,365	$1,612
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	2,561	4,447	7,724	4,827	30,771	12,457	11,629	123,365	1,612
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$2,561	$4,447	$7,724	$4,827	$30,771	$12,457	$11,629	$123,365	$1,612

Accumulation Period	$2,561	$4,447	$7,653	$4,800	$30,771	$12,457	$11,629	$122,396	$1,612
Annuity Period	—	—	71	27	—	—	—	969	—

Total Contract Owners’ Equity	$2,561	$4,447	$7,724	$4,827	$30,771	$12,457	$11,629	$123,365	$1,612

Units Outstanding	192	250	682	269	1,993	848	667	4,095	165

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Janus Aspen Series						One Group Investment Trust
	Janus Aspen Growth Subaccount	Janus Aspen Growth and Income Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount	One Group Investment Trust Bond Subaccount	One Group Investment Trust Government Bond Subaccount	One Group Investment Trust Balanced Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$62,881	$—	$64,102	$110,482	$2,403	$1,702	$2	$—	$3
Dividends and other receivables	1	—	—	—	—	—	—	—	—

Total assets	62,882	—	64,102	110,482	2,403	1,702	2	—	3
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$62,882	$—	$64,102	$110,482	$2,403	$1,702	$2	$—	$3

Accumulation Period	$62,664	$—	$64,015	$110,202	$2,403	$1,702	$2	$—	$3
Annuity Period	218	—	87	280	—	—	—	—	—

Total Contract Owners’ Equity	$62,882	$—	$64,102	$110,482	$2,403	$1,702	$2	$—	$3

Units Outstanding	2,807	—	2,358	3,840	154	109	—	—	—

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	One Group Investment Trust						Oppenheimer Variable Account Funds
	One Group Investment Trust Large Cap Growth Subaccount	One Group Investment Trust Equity Index Subaccount	One Group Investment Trust Diversified Equity Subaccount	One Group Investment Trust Mid Cap Growth Subaccount	One Group Investment Trust Diversified Mid Cap Subaccount	One Group Investment Trust Mid Cap Value Subaccount	Oppenheimer Aggressive Growth Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$28	$30	$14,477	$37	$44	$5,741	$1,131	$4,356	$24,671
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	28	30	14,477	37	44	5,741	1,131	4,356	24,671
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$28	$30	$14,477	$37	$44	$5,741	$1,131	$4,356	$24,671

Accumulation Period	$28	$30	$14,477	$37	$44	$5,741	$1,131	$4,356	$24,671
Annuity Period	—	—	—	—	—	—	—	—	—

Total Contract Owners’ Equity	$28	$30	$14,477	$37	$44	$5,741	$1,131	$4,356	$24,671

Units Outstanding	3	3	1,342	3	4	498	80	336	1,486

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust		Scudder Variable Series I
	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount	Scudder 21st Century Growth Subaccount	Scudder Bond Subaccount	Scudder Capital Growth Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$2,652	$3,177	$8,965	$10,907	$236	$204	$28,956	$7,237	$56,134
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	2,652	3,177	8,965	10,907	236	204	28,956	7,237	56,134
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$2,652	$3,177	$8,965	$10,907	$236	$204	$28,956	$7,237	$56,134

Accumulation Period	$2,652	$3,177	$8,965	$10,907	$236	$204	$28,956	$7,227	$56,118
Annuity Period	—	—	—	—	—	—	—	10	16

Total Contract Owners’ Equity	$2,652	$3,177	$8,965	$10,907	$236	$204	$28,956	$7,237	$56,134

Units Outstanding	223	244	557	943	19	17	5,703	861	5,815

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Scudder Variable Series I					Scudder Variable Series II
	Scudder Global Discovery Subaccount	Scudder Growth and Income Subaccount	Scudder Health Sciences Subaccount	Scudder International Subaccount	Scudder Money Market Subaccount	Scudder Aggressive Growth Subaccount	Scudder Blue Chip Subaccount	Scudder Fixed Income Subaccount	Scudder Global Blue Chip Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$126,465	$49,809	$83,046	$106,311	$149	$34,058	$158,660	$92,790	$36,009
Dividends and other receivables	1	—	—	—	—	—	(1)	—	—

Total assets	126,466	49,809	83,046	106,311	149	34,058	158,659	92,790	36,009
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$126,466	$49,809	$83,046	$106,311	$149	$34,058	$158,659	$92,790	$36,009

Accumulation Period	$126,420	$49,801	$83,037	$106,167	$149	$34,055	$158,521	$92,582	$36,005
Annuity Period	46	8	9	144	—	3	138	208	4

Total Contract Owners’ Equity	$126,466	$49,809	$83,046	$106,311	$149	$34,058	$158,659	$92,790	$36,009

Units Outstanding	7,842	5,667	7,282	11,356	14	3,665	17,892	14,835	2,999

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Scudder Variable Series II
	Scudder Government & Agency Securities Subaccount	Scudder Growth Subaccount	Scudder High Income Subaccount	Scudder International Select Equity Subaccount	Scudder Large Cap Value Subaccount	Scudder Money Market Subaccount	Scudder Small Cap Growth Subaccount	Scudder Strategic Income Subaccount	Scudder Technology Growth Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$134,433	$216,812	$229,653	$125,675	$163,469	$135,669	$144,540	$30,732	$145,056
Dividends and other receivables	12	(1)	1	—	—	109	—	—	—

Total assets	134,445	216,811	229,654	125,675	163,469	135,778	144,540	30,732	145,056
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	2	25	9	12	—	1	—	—

Contract owners’ equity	$134,445	$216,809	$229,629	$125,666	$163,457	$135,778	$144,539	$30,732	$145,056

Accumulation Period	$133,354	$215,270	$228,138	$125,345	$163,214	$134,440	$144,401	$30,673	$144,982
Annuity Period	1,091	1,539	1,491	321	243	1,338	138	59	74

Total Contract Owners’ Equity	$134,445	$216,809	$229,629	$125,666	$163,457	$135,778	$144,539	$30,732	$145,056

Units Outstanding	29,192	45,208	33,615	34,689	30,700	26,603	38,500	2,702	24,947

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Scudder Variable Series II
	Scudder Total Return Subaccount	SVS Davis Venture Value Subaccount	SVS Dreman Financial Services Subaccount	SVS Dreman High Return Equity Subaccount	SVS Dreman Small Cap Value Subaccount	SVS Eagle Focused Large Cap Growth Subaccount	SVS Focus Value + Growth Subaccount	SVS Index 500 Subaccount	SVS INVESCO Dynamic Growth Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$416,698	$202,795	$80,309	$497,509	$308,548	$59,773	$55,062	$224,389	$27,892
Dividends and other receivables	3	1	—	32	25	—	1	—	—

Total assets	416,701	202,796	80,309	497,541	308,573	59,773	55,063	224,389	27,892
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	15	—	1	—	—

Contract owners’ equity	$416,701	$202,796	$80,309	$497,541	$308,558	$59,773	$55,062	$224,389	$27,892

Accumulation Period	$413,029	$202,696	$80,260	$497,154	$308,315	$59,773	$54,764	$224,373	$27,867
Annuity Period	3,672	100	49	387	243	—	298	16	25

Total Contract Owners’ Equity	$416,701	$202,796	$80,309	$497,541	$308,558	$59,773	$55,062	$224,389	$27,892

Units Outstanding	65,001	18,366	5,795	35,450	42,968	7,163	13,382	25,792	3,179

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2004

(in thousands)

	Scudder Variable Series II					Scudder Investments VIT Funds
	SVS Janus Growth and Income Subaccount	SVS Janus Growth Opportunities Subaccount	SVS MFS Strategic Value Subaccount	SVS Oak Strategic Equity Subaccount	SVS Turner Mid-Cap Growth Subaccount	Scudder Real Estate Securities Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$129,027	$90,502	$38	$56,494	$94,997	$6
Dividends and other receivables	—	—	—	1	—	—

Total assets	129,027	90,502	38	56,495	94,997	6
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—

Contract owners’ equity	$129,027	$90,502	$38	$56,495	$94,997	$6

Accumulation Period	$128,964	$90,467	$38	$56,480	$94,996	$6
Annuity Period	63	35	—	15	1	—

Total Contract Owners’ Equity	$129,027	$90,502	$38	$56,495	$94,997	$6

Units Outstanding	16,003	15,327	3	8,548	10,139	—

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Health Sciences Subaccount	AIM V.I. Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
REVENUE
Dividend income	$10	$—	$206	$330	$1,670	$—	$—	$—	$—
EXPENSES
Mortality and expense risk charges	12	31	60	205	1,559	314	982	375	93

Net investment income (loss)	(2)	(31)	146	125	111	(314)	(982)	(375)	(93)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	29	56	206	324	(409)	(116)	(5,752)	541	683
Change in unrealized appreciation (depreciation) of investments	53	158	1,326	2,814	3,867	1,274	10,771	2,633	167

Net realized and unrealized gain (loss) on investments	82	214	1,532	3,138	3,458	1,158	5,019	3,174	850

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$80	$183	$1,678	$3,263	$3,569	$844	$4,037	$2,799	$757

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	Fidelity Variable Insurance Products Fund
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Post-Venture Capital Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount
REVENUE
Dividend income	$416	$608	$103	$—	$4,515	$53	$48	$292	$252
EXPENSES
Mortality and expense risk charges	372	471	508	267	2,094	191	8	151	1,012

Net investment income (loss)	44	137	(405)	(267)	2,421	(138)	40	141	(760)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	2,108	577	1,833	(425)	2,089	(698)	27	82	1,143
Change in unrealized appreciation (depreciation) of investments	978	3,569	6,360	3,684	14,523	1,443	39	228	10,363

Net realized and unrealized gain (loss) on investments	3,086	4,146	8,193	3,259	16,612	745	66	310	11,506

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$3,130	$4,283	$7,788	$2,992	$19,033	$607	$106	$451	$10,746

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Fidelity Variable Insurance Products Fund			Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount
REVENUE
Dividend income	$1,299	$172	$1,509	$111	$2	$99	$701	$598	$39
EXPENSES
Mortality and expense risk charges	878	830	1,559	82	18	40	165	148	52

Net investment income (loss)	421	(658)	(50)	29	(16)	59	536	450	(13)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	1,570	(647)	(16)	59	28	53	(106)	(236)	39
Change in unrealized appreciation (depreciation) of investments	4,332	2,130	10,852	623	350	141	(171)	99	760

Net realized and unrealized gain (loss) on investments	5,902	1,483	10,836	682	378	194	(277)	(137)	799

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$6,323	$825	$10,786	$711	$362	$253	$259	$313	$786

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Franklin Templeton Variable Insurance Products Trust		ING VP Emerging Markets Fund, Inc.	ING VP Natural Resources Trust	J.P. Morgan Series Trust II			Janus Aspen Series
	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING VP Emerging Markets Subaccount	ING VP Natural Resources Trust Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Capital Appreciation Subaccount
REVENUE
Dividend income	$13	$44	$61	$35	$130	$19	$—	$2,785	$4
EXPENSES
Mortality and expense risk charges	22	35	95	53	327	75	139	1,675	22

Net investment income (loss)	(9)	9	(34)	(18)	(197)	(56)	(139)	1,110	(18)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	73	107	522	279	853	96	1,249	613	(110)
Change in unrealized appreciation (depreciation) of investments	151	573	752	218	3,716	1,251	1,231	6,754	368

Net realized and unrealized gain (loss) on investments	224	680	1,274	497	4,569	1,347	2,480	7,367	258

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$215	$689	$1,240	$479	$4,372	$1,291	$2,341	$8,477	$240

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Janus Aspen Series						One Group Investment Trust
	Janus Aspen Growth Subaccount	Janus Aspen Growth and Income Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount	One Group Investment Trust Bond Subaccount	One Group Investment Trust Government Bond Subaccount	One Group Investment Trust Balanced Subaccount
REVENUE
Dividend income	$94	$—	$—	$1,167	$26	$71	$—	$—	$—
EXPENSES
Mortality and expense risk charges	937	—	790	1,566	16	17	—	—	—

Net investment income (loss)	(843)	—	(790)	(399)	10	54	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	755	—	583	(3,071)	57	57	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,760	—	10,926	6,581	180	100	—	—	—

Net realized and unrealized gain (loss) on investments	2,515	—	11,509	3,510	237	157	—	—	—

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$1,672	$—	$10,719	$3,111	$247	$211	$—	$—	$—

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	One Group Investment Trust						Oppenheimer Variable Account Funds
	One Group Investment Trust Large Cap Growth Subaccount	One Group Investment Trust Equity Index Subaccount	One Group Investment Trust Diversified Equity Subaccount	One Group Investment Trust Mid Cap Growth Subaccount	One Group Investment Trust Diversified Mid Cap Subaccount	One Group Investment Trust Mid Cap Value Subaccount	Oppenheimer Aggressive Growth Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount
REVENUE
Dividend income	$—	$—	$—	$—	$—	$—	$—	$6	$130
EXPENSES
Mortality and expense risk charges	—	—	86	—	—	34	9	42	206

Net investment income (loss)	—	—	(86)	—	—	(34)	(9)	(36)	(76)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	—	—	5	—	1	9	19	48	146
Change in unrealized appreciation (depreciation) of investments	2	3	838	3	3	460	133	184	3,188

Net realized and unrealized gain (loss) on investments	2	3	843	3	4	469	152	232	3,334

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$2	$3	$757	$3	$4	$435	$143	$196	$3,258

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust		Scudder Variable Series I
	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount	Scudder 21st Century Growth Subaccount	Scudder Bond Subaccount	Scudder Capital Growth Subaccount
REVENUE
Dividend income	$65	$15	$—	$110	$9	$3	$—	$318	$275
EXPENSES
Mortality and expense risk charges	21	34	86	83	3	3	386	109	721

Net investment income (loss)	44	(19)	(86)	27	6	—	(386)	209	(446)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	20	94	226	53	1	2	(1,134)	134	(3,868)
Change in unrealized appreciation (depreciation) of investments	66	144	1,066	638	2	(1)	3,861	(44)	7,723

Net realized and unrealized gain (loss) on investments	86	238	1,292	691	3	1	2,727	90	3,855

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$130	$219	$1,206	$718	$9	$1	$2,341	$299	$3,409

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series I					Scudder Variable Series II
	Scudder Global Discovery Subaccount	Scudder Growth and Income Subaccount	Scudder Health Sciences Subaccount	Scudder International Subaccount	Scudder Money Market Subaccount	Scudder Aggressive Growth Subaccount	Scudder Blue Chip Subaccount	Scudder Fixed Income Subaccount	Scudder Global Blue Chip Subaccount
REVENUE
Dividend income	$271	$369	$—	$1,242	$1	$—	$922	$5,025	$393
EXPENSES
Mortality and expense risk charges	1,464	661	1,092	1,333	2	469	1,990	1,304	448

Net investment income (loss)	(1,193)	(292)	(1,092)	(91)	(1)	(469)	(1,068)	3,721	(55)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(1,400)	(493)	893	4,290	—	(98)	(2,047)	711	(36)
Change in unrealized appreciation (depreciation) of investments	24,350	4,760	6,235	9,549	—	1,209	22,986	(1,601)	4,126

Net realized and unrealized gain (loss) on investments	22,950	4,267	7,128	13,839	—	1,111	20,939	(890)	4,090

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$21,757	$3,975	$6,036	$13,748	$(1)	$642	$19,871	$2,831	$4,035

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series II
	Scudder Government & Agency Securities Subaccount	Scudder Growth Subaccount	Scudder High Income Subaccount	Scudder International Select Equity Subaccount	Scudder Large Cap Value Subaccount	Scudder Money Market Subaccount	Scudder Small Cap Growth Subaccount	Scudder Strategic Income Subaccount	Scudder Technology Growth Subaccount
REVENUE
Dividend income	$5,343	$621	$16,644	$1,082	$2,368	$1,577	$—	$1,256	$—
EXPENSES
Mortality and expense risk charges	1,937	2,962	2,921	1,400	2,111	2,433	1,881	392	1,980

Net investment income (loss)	3,406	(2,341)	13,723	(318)	257	(856)	(1,881)	864	(1,980)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	561	(8,453)	3,860	3,771	1,476	—	(2,743)	332	(3,523)
Change in unrealized appreciation (depreciation) of investments	(682)	18,448	4,717	14,047	11,212	—	17,039	821	5,214

Net realized and unrealized gain (loss) on investments	(121)	9,995	8,577	17,818	12,688	—	14,296	1,153	1,691

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$3,285	$7,654	$22,300	$17,500	$12,945	$(856)	$12,415	$2,017	$(289)

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series II
	Scudder Total Return Subaccount	SVS Davis Venture Value Subaccount	SVS Dreman Financial Services Subaccount	SVS Dreman High Return Equity Subaccount	SVS Dreman Small Cap Value Subaccount	SVS Eagle Focused Large Cap Growth Subaccount	SVS Focus Value + Growth Subaccount	SVS Index 500 Subaccount	SVS INVESCO Dynamic Growth Subaccount
REVENUE
Dividend income	$7,090	$739	$1,158	$7,358	$2,182	$—	$438	$2,045	$—
EXPENSES
Mortality and expense risk charges	5,587	2,476	1,045	6,263	3,468	812	713	2,865	366

Net investment income (loss)	1,503	(1,737)	113	1,095	(1,286)	(812)	(275)	(820)	(366)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(7,269)	1,293	1,094	1,577	6,749	(1,276)	(1,642)	960	258
Change in unrealized appreciation (depreciation) of investments	27,816	18,537	6,346	52,353	51,759	2,185	6,876	17,945	2,680

Net realized and unrealized gain (loss) on investments	20,547	19,830	7,440	53,930	58,508	909	5,234	18,905	2,938

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$22,050	$18,093	$7,553	$55,025	$57,222	$97	$4,959	$18,085	$2,572

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series II					Scudder Investments VIT Funds
	SVS Janus Growth and Income Subaccount	SVS Janus Growth Opportunities Subaccount	SVS MFS Strategic Value Subaccount	SVS Oak Strategic Equity Subaccount	SVS Turner Mid-Cap Growth Subaccount	Scudder Real Estate Securities Subaccount
REVENUE
Dividend income	$—	$—	$1	$—	$—	$—
EXPENSES
Mortality and expense risk charges	1,714	1,224	1	809	1,219	—

Net investment income (loss)	(1,714)	(1,224)	—	(809)	(1,219)	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(1,795)	(6,281)	—	(2,201)	1,355	1
Change in unrealized appreciation (depreciation) of investments	15,184	16,610	5	2,313	7,676	—

Net realized and unrealized gain (loss) on investments	13,389	10,329	5	112	9,031	1

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$11,675	$9,105	$5	$(697)	$7,812	$1

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY

For the year ended December 31, 2004

(in thousands)

	AIM Variable Insurance Funds(a)				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount(b)	AIM V.I. Health Sciences Subaccount(c)	AIM V.I. Real Estate Subaccount(d)	AIM V.I. Utilities Subaccount(e)	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
OPERATIONS
Net investment income (loss)	$(2)	$(31)	$146	$125	$111	$(314)	$(982)	$(375)	$(93)
Net realized gain (loss) on sale of investments	29	56	206	324	(409)	(116)	(5,752)	541	683
Change in unrealized appreciation (depreciation) of investments	53	158	1,326	2,814	3,867	1,274	10,771	2,633	167

Net increase (decrease) in contract owners’ equity resulting from operations	80	183	1,678	3,263	3,569	844	4,037	2,799	757

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	92	728	804	856	4,094	2,726	3,428	4,230	729
Net transfer (to) from affiliate and subaccounts	779	1,623	5,788	4,464	3,075	(1,749)	(3,576)	1,512	(1,552)
Payments for redemptions	(44)	(114)	(259)	(1,110)	(6,201)	(2,349)	(3,057)	(1,986)	(782)
Guaranteed retirement income benefit fees, maintenance fees and other fees	—	(1)	(3)	(39)	(293)	(21)	(194)	(15)	(6)
Annuity payout reserve adjustment	—	—	25	9	(34)	6	—	—	(1)

Net increase (decrease) from contract owners’ equity transactions	827	2,236	6,355	4,180	641	(1,387)	(3,399)	3,741	(1,612)

Total increase (decrease) in contract owners’ equity	907	2,419	8,033	7,443	4,210	(543)	638	6,540	(855)
CONTRACT OWNERS’ EQUITY
Beginning of period	511	1,058	1,288	12,532	110,755	23,931	70,229	23,629	6,880

End of period	$1,418	$3,477	$9,321	$19,975	$114,965	$23,388	$70,867	$30,169	$6,025

(a)	Effective October 15, 2004, fund name was changed from INVESCO Variable Investment Funds, Inc.

(b)	Effective October 15, 2004, name was changed from INVESCO VIF-Financial Services Subaccount.

(c)	Effective October 15, 2004, name was changed from INVESCO VIF-Health Sciences Subaccount.

(d)	Effective October 15, 2004, name was changed from INVESCO VIF-Real Estate Opportunity Subaccount.

(e)	Effective October 15, 2004, name was changed from INVESCO VIF-Utilities Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	Fidelity Variable Insurance Products Fund
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Post-Venture Capital Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount
OPERATIONS
Net investment income (loss)	$44	$137	$(405)	$(267)	$2,421	$(138)	$40	$141	$(760)
Net realized gain (loss) on sale of investments	2,108	577	1,833	(425)	2,089	(698)	27	82	1,143
Change in unrealized appreciation (depreciation) of investments	978	3,569	6,360	3,684	14,523	1,443	39	228	10,363

Net increase (decrease) in contract owners’ equity resulting from operations	3,130	4,283	7,788	2,992	19,033	607	106	451	10,746

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,458	3,964	1,948	766	5,880	1,177	117	1,233	6,013
Net transfer (to) from affiliate and subaccounts	(2,711)	563	6,759	608	6,139	(1,136)	450	1,594	9,377
Payments for redemptions	(1,991)	(3,246)	(1,442)	(511)	(6,362)	(1,234)	(71)	(1,376)	(8,348)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(91)	(21)	(95)	(51)	(397)	(33)	—	(9)	(47)
Annuity payout reserve adjustment	(4)	5	—	—	21	—	—	(9)	(7)

Net increase (decrease) from contract owners’ equity transactions	(1,339)	1,265	7,170	812	5,281	(1,226)	496	1,433	6,988

Total increase (decrease) in contract owners’ equity	1,791	5,548	14,958	3,804	24,314	(619)	602	1,884	17,734
CONTRACT OWNERS’ EQUITY
Beginning of period	27,249	32,626	31,302	17,881	144,649	14,313	272	9,958	72,057

End of period	$29,040	$38,174	$46,260	$21,685	$168,963	$13,694	$874	$11,842	$89,791

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Fidelity Variable Insurance Products Fund			Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount
OPERATIONS
Net investment income (loss)	$421	$(658)	$(50)	$29	$(16)	$59	$536	$450	$(13)
Net realized gain (loss) on sale of investments	1,570	(647)	(16)	59	28	53	(106)	(236)	39
Change in unrealized appreciation (depreciation) of investments	4,332	2,130	10,852	623	350	141	(171)	99	760

Net increase (decrease) in contract owners’ equity resulting from operations	6,323	825	10,786	711	362	253	259	313	786

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	5,688	5,018	10,174	1,305	232	441	2,117	2,152	720
Net transfer (to) from affiliate and subaccounts	(3,065)	(5,529)	6,124	5,203	2,037	2,078	324	109	4,672
Payments for redemptions	(7,826)	(6,781)	(13,362)	(345)	(48)	(215)	(835)	(1,463)	(227)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(79)	(55)	(127)	(3)	(1)	(1)	(65)	(55)	(2)
Annuity payout reserve adjustment	—	(2)	1	18	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(5,282)	(7,349)	2,810	6,178	2,220	2,303	1,541	743	5,163

Total increase (decrease) in contract owners’ equity	1,041	(6,524)	13,596	6,889	2,582	2,556	1,800	1,056	5,949
CONTRACT OWNERS’ EQUITY
Beginning of period	66,628	65,681	115,587	2,783	376	1,571	11,628	10,535	1,447

End of period	$67,669	$59,157	$129,183	$9,672	$2,958	$4,127	$13,428	$11,591	$7,396

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Franklin Templeton Variable Insurance Products Trust		ING VP Emerging Markets Fund, Inc.	ING VP Natural Resources Trust	J.P. Morgan Series Trust II			Janus Aspen Series
	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING VP Emerging Markets Subaccount	ING VP Natural Resources Trust Subaccount	JPMorgan International Equity Subaccount(f)	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Capital Appreciation Subaccount
OPERATIONS
Net investment income (loss)	$(9)	$9	$(34)	$(18)	$(197)	$(56)	$(139)	$1,110	$(18)
Net realized gain (loss) on sale of investments	73	107	522	279	853	96	1,249	613	(110)
Change in unrealized appreciation (depreciation) of investments	151	573	752	218	3,716	1,251	1,231	6,754	368

Net increase (decrease) in contract owners’ equity resulting from operations	215	689	1,240	479	4,372	1,291	2,341	8,477	240

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	388	399	515	509	3,346	876	1,365	8,170	23
Net transfer (to) from affiliate and subaccounts	1,220	2,393	(155)	528	5,991	9,378	(1,118)	(15,958)	(88)
Payments for redemptions	(172)	(210)	(1,160)	(371)	(1,647)	(389)	(908)	(16,509)	(121)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(1)	(1)	(4)	(3)	(126)	(21)	(12)	(82)	(4)
Annuity payout reserve adjustment	—	—	1	1	—	—	—	(17)	—

Net increase (decrease) from contract owners’ equity transactions	1,435	2,581	(803)	664	7,564	9,844	(673)	(24,396)	(190)

Total increase (decrease) in contract owners’ equity	1,650	3,270	437	1,143	11,936	11,135	1,668	(15,919)	50
CONTRACT OWNERS’ EQUITY
Beginning of period	911	1,177	7,287	3,684	18,835	1,322	9,961	139,284	1,562

End of period	$2,561	$4,447	$7,724	$4,827	$30,771	$12,457	$11,629	$123,365	$1,612

(f)	Formerly named JPMorgan International Opportunities Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Janus Aspen Series						One Group Investment Trust
	Janus Aspen Growth Subaccount	Janus Aspen Growth and Income Subaccount(g)	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Mid Cap Value Subaccount(h)	Janus Aspen Small Company Value Subaccount(i)	One Group Investment Trust Bond Subaccount(j)	One Group Investment Trust Government Bond Subaccount(k)	One Group Investment Trust Balanced Subaccount(l)
OPERATIONS
Net investment income (loss)	$(843)	$—	$(790)	$(399)	$10	$54	$—	$—	$—
Net realized gain (loss) on sale of investments	755	—	583	(3,071)	57	57	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,760	—	10,926	6,581	180	100	—	—	—

Net increase (decrease) in contract owners’ equity resulting from operations	1,672	—	10,719	3,111	247	211	—	—	—

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	4,990	—	4,397	7,802	211	212	1	—	—
Net transfer (to) from affiliate and subaccounts	(19,360)	—	(6,246)	(21,114)	1,663	494	1	—	3
Payments for redemptions	(8,734)	—	(6,791)	(15,308)	(112)	(128)	—	—	—
Guaranteed retirement income benefit fees, maintenance fees and other fees	(80)	—	(72)	(99)	(1)	(3)	—	—	—
Annuity payout reserve adjustment	15	—	(2)	1	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(23,169)	—	(8,714)	(28,718)	1,761	575	2	—	3

Total increase (decrease) in contract owners’ equity	(21,497)	—	2,005	(25,607)	2,008	786	2	—	3
CONTRACT OWNERS’ EQUITY
Beginning of period	84,379	—	62,097	136,089	395	916	—	—	—

End of period	$62,882	$—	$64,102	$110,482	$2,403	$1,702	$2	$—	$3

(g)	Cessation of operations as of March 7, 2003, Janus Aspen Growth and Income Subaccount

(h)	Formerly named Janus Aspen Mid Cap Value (Perkins) Subaccount.

(i)	Formerly named Janus Aspen Small Cap Value (Bay Isle) Subaccount.

(j)	For the period (commencement of operations): July 19, 2004—December 31, 2004 One Group Investment Trust Bond Subaccount.

(k)	One Group Investment Trust Government Bond Subaccount option added in 2004. As of December 31, 2004, no contributions have been made to this subaccount.

(l)	For the period (commencement of operations): August 11, 2004—December 31, 2004 One Group Investment Trust Balanced Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	One Group Investment Trust						Oppenheimer Variable Account Funds
	One Group Investment Trust Large Cap Growth Subaccount(m)	One Group Investment Trust Equity Index Subaccount(n)	One Group Investment Trust Diversified Equity Subaccount(o)	One Group Investment Trust Mid Cap Growth Subaccount(p)	One Group Investment Trust Diversified Mid Cap Subaccount(q)	One Group Investment Trust Mid Cap Value Subaccount(r)	Oppenheimer Aggressive Growth Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount
OPERATIONS
Net investment income (loss)	$—	$—	$(86)	$—	$—	$(34)	$(9)	$(36)	$(76)
Net realized gain (loss) on sale of investments	—	—	5	—	1	9	19	48	146
Change in unrealized appreciation (depreciation) of investments	2	3	838	3	3	460	133	184	3,188

Net increase (decrease) in contract owners’ equity resulting from operations	2	3	757	3	4	435	143	196	3,258

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	—	—	676	1	1	264	78	675	1,998
Net transfer (to) from affiliate and subaccounts	26	27	13,656	34	39	5,279	681	2,116	12,748
Payments for redemptions	—	—	(558)	(1)	—	(215)	(62)	(200)	(645)
Guaranteed retirement income benefit fees, maintenance fees and other fees	—	—	(54)	—	—	(22)	(1)	(2)	(6)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	26	27	13,720	34	40	5,306	696	2,589	14,095

Total increase (decrease) in contract owners’ equity	28	30	14,477	37	44	5,741	839	2,785	17,353
CONTRACT OWNERS’ EQUITY
Beginning of period	—	—	—	—	—	—	292	1,571	7,318

End of period	$28	$30	$14,477	$37	$44	$5,741	$1,131	$4,356	$24,671

(m)	For the period (commencement of operations): October 1, 2004—December 31, 2004 One Group Investment Trust Large Cap Growth Subaccount.
(n)	For the period (commencement of operations): July 26, 2004—December 31, 2004 One Group Investment Trust Equity Index Subaccount.
(o)	For the period (commencement of operations): June 30, 2004—December 31, 2004 One Group Investment Trust Diversified Equity Subaccount.
(p)	For the period (commencement of operations): June 25, 2004—December 31, 2004 One Group Investment Trust Mid Cap Growth Subaccount.
(q)	For the period (commencement of operations): May 27, 2004—December 31, 2004 One Group Investment Trust Diversified Mid Cap Growth Subaccount.
(r)	For the period (commencement of operations): May 18, 2004—December 31, 2004 One Group Investment Trust Mid Cap Value Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust		Scudder Variable Series I
	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount	Scudder 21st Century Growth Subaccount	Scudder Bond Subaccount	Scudder Capital Growth Subaccount
OPERATIONS
Net investment income (loss)	$44	$(19)	$(86)	$27	$6	$—	$(386)	$209	$(446)
Net realized gain (loss) on sale of investments	20	94	226	53	1	2	(1,134)	134	(3,868)
Change in unrealized appreciation (depreciation) of investments	66	144	1,066	638	2	(1)	3,861	(44)	7,723

Net increase (decrease) in contract owners’ equity resulting from operations	130	219	1,206	718	9	1	2,341	299	3,409

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	399	582	1,446	779	2	—	1,390	909	1,883
Net transfer (to) from affiliate and subaccounts	1,471	1,116	3,554	8,604	16	13	(1,765)	(985)	4,053
Payments for redemptions	(132)	(173)	(535)	(534)	(10)	(24)	(986)	(1,479)	(2,588)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(1)	(2)	(15)	(30)	(1)	—	(74)	(6)	(135)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	1,737	1,523	4,450	8,819	7	(11)	(1,435)	(1,561)	3,213

Total increase (decrease) in contract owners’ equity	1,867	1,742	5,656	9,537	16	(10)	906	(1,262)	6,622
CONTRACT OWNERS’ EQUITY
Beginning of period	785	1,435	3,309	1,370	220	214	28,050	8,499	49,512

End of period	$2,652	$3,177	$8,965	$10,907	$236	$204	$28,956	$7,237	$56,134

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series I					Scudder Variable Series II
	Scudder Global Discovery Subaccount	Scudder Growth and Income Subaccount	Scudder Health Sciences Subaccount	Scudder International Subaccount	Scudder Money Market Subaccount	Scudder Aggressive Growth Subaccount	Scudder Blue Chip Subaccount	Scudder Fixed Income Subaccount	Scudder Global Blue Chip Subaccount
OPERATIONS
Net investment income (loss)	$(1,193)	$(292)	$(1,092)	$(91)	$(1)	$(469)	$(1,068)	$3,721	$(55)
Net realized gain (loss) on sale of investments	(1,400)	(493)	893	4,290	—	(98)	(2,047)	711	(36)
Change in unrealized appreciation (depreciation) of investments	24,350	4,760	6,235	9,549	—	1,209	22,986	(1,601)	4,126

Net increase (decrease) in contract owners’ equity resulting from operations	21,757	3,975	6,036	13,748	(1)	642	19,871	2,831	4,035

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	4,133	1,198	5,314	4,244	14	1,183	2,638	2,355	1,181
Net transfer (to) from affiliate and subaccounts	7,144	776	410	245	9	(2,048)	8,147	(2,523)	1,135
Payments for redemptions	(4,303)	(2,935)	(2,992)	(3,995)	(6)	(1,130)	(8,762)	(8,417)	(1,223)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(283)	(121)	(212)	(234)	—	(92)	(365)	(206)	(84)
Annuity payout reserve adjustment	1	2	2	4	—	—	3	3	—

Net increase (decrease) from contract owners’ equity transactions	6,692	(1,080)	2,522	264	17	(2,087)	1,661	(8,788)	1,009

Total increase (decrease) in contract owners’ equity	28,449	2,895	8,558	14,012	16	(1,445)	21,532	(5,957)	5,044
CONTRACT OWNERS’ EQUITY
Beginning of period	98,017	46,914	74,488	92,299	133	35,503	137,127	98,747	30,965

End of period	$126,466	$49,809	$83,046	$106,311	$149	$34,058	$158,659	$92,790	$36,009

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series II
	Scudder Government & Agency Securities Subaccount(s)	Scudder Growth Subaccount	Scudder High Income Subaccount	Scudder International Select Equity Subaccount	Scudder Large Cap Value Subaccount(t)	Scudder Money Market Subaccount	Scudder Small Cap Growth Subaccount	Scudder Strategic Income Subaccount	Scudder Technology Growth Subaccount
OPERATIONS
Net investment income (loss)	$3,406	$(2,341)	$13,723	$(318)	$257	$(856)	$(1,881)	$864	$(1,980)
Net realized gain (loss) on sale of investments	561	(8,453)	3,860	3,771	1,476	—	(2,743)	332	(3,523)
Change in unrealized appreciation (depreciation) of investments	(682)	18,448	4,717	14,047	11,212	—	17,039	821	5,214

Net increase (decrease) in contract owners’ equity resulting from operations	3,285	7,654	22,300	17,500	12,945	(856)	12,415	2,017	(289)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	4,437	5,741	5,533	4,166	5,591	16,184	6,939	582	7,735
Net transfer (to) from affiliate and subaccounts	(19,580)	(10,656)	(11,456)	15,522	8,442	(24,295)	(4,702)	1,694	(9,099)
Payments for redemptions	(16,532)	(25,275)	(21,423)	(8,070)	(12,149)	(37,103)	(11,068)	(1,574)	(6,716)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(250)	(336)	(324)	(180)	(307)	(371)	(260)	(71)	(378)
Annuity payout reserve adjustment	85	(4)	(31)	(25)	(119)	246	(1)	2	2

Net increase (decrease) from contract owners’ equity transactions	(31,840)	(30,530)	(27,701)	11,413	1,458	(45,339)	(9,092)	633	(8,456)

Total increase (decrease) in contract owners’ equity	(28,555)	(22,876)	(5,401)	28,913	14,403	(46,195)	3,323	2,650	(8,745)
CONTRACT OWNERS’ EQUITY
Beginning of period	163,000	239,685	235,030	96,753	149,054	181,973	141,216	28,082	153,801

End of period	$134,445	$216,809	$229,629	$125,666	$163,457	$135,778	$144,539	$30,732	$145,056

(s)	Effective May 1, 2004, name was changed from Scudder Government Securities Subaccount.

(t)	Effective May 1, 2004, name was changed from Scudder Contrarian Value Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series II
	Scudder Total Return Subaccount	SVS Davis Venture Value Subaccount	SVS Dreman Financial Services Subaccount	SVS Dreman High Return Equity Subaccount	SVS Dreman Small Cap Value Subaccount	SVS Eagle Focused Large Cap Growth Subaccount	SVS Focus Value + Growth Subaccount	SVS Index 500 Subaccount	SVS INVESCO Dynamic Growth Subaccount
OPERATIONS
Net investment income (loss)	$1,503	$(1,737)	$113	$1,095	$(1,286)	$(812)	$(275)	$(820)	$(366)
Net realized gain (loss) on sale of investments	(7,269)	1,293	1,094	1,577	6,749	(1,276)	(1,642)	960	258
Change in unrealized appreciation (depreciation) of investments	27,816	18,537	6,346	52,353	51,759	2,185	6,876	17,945	2,680

Net increase (decrease) in contract owners’ equity resulting from operations	22,050	18,093	7,553	55,025	57,222	97	4,959	18,085	2,572

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	9,243	8,136	3,523	19,051	11,874	2,850	3,074	9,266	1,259
Net transfer (to) from affiliate and subaccounts	(7,974)	20,691	(81)	7,579	31,468	(63)	(2,111)	346	(1,270)
Payments for redemptions	(47,005)	(5,544)	(2,998)	(18,198)	(13,947)	(2,346)	(4,358)	(6,274)	(894)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(470)	(478)	(194)	(1,192)	(580)	(151)	(105)	(544)	(70)
Annuity payout reserve adjustment	10	3	(1)	26	(30)	—	4	(34)	(1)

Net increase (decrease) from contract owners’ equity transactions	(46,196)	22,808	249	7,266	28,785	290	(3,496)	2,760	(976)

Total increase (decrease) in contract owners’ equity	(24,146)	40,901	7,802	62,291	86,007	387	1,463	20,845	1,596
CONTRACT OWNERS’ EQUITY
Beginning of period	440,847	161,895	72,507	435,250	222,551	59,386	53,599	203,544	26,296

End of period	$416,701	$202,796	$80,309	$497,541	$308,558	$59,773	$55,062	$224,389	$27,892

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2004

(in thousands)

	Scudder Variable Series II					Scudder Investments VIT Funds
	SVS Janus Growth and Income Subaccount	SVS Janus Growth Opportunities Subaccount	SVS MFS Strategic Value Subaccount	SVS Oak Strategic Equity Subaccount	SVS Turner Mid-Cap Growth Subaccount	Scudder Real Estate Securities Subaccount
OPERATIONS
Net investment income (loss)	$(1,714)	$(1,224)	$—	$(809)	$(1,219)	$—
Net realized gain (loss) on sale of investments	(1,795)	(6,281)	—	(2,201)	1,355	1
Change in unrealized appreciation (depreciation) of investments	15,184	16,610	5	2,313	7,676	—

Net increase (decrease) in contract owners’ equity resulting from operations	11,675	9,105	5	(697)	7,812	1

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	4,208	2,823	—	3,537	4,350	—
Net transfer (to) from affiliate and subaccounts	(9,040)	(7,382)	5	(4,908)	221	(9)
Payments for redemptions	(5,515)	(3,971)	—	(2,096)	(2,299)	(2)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(332)	(237)	—	(153)	(234)	—
Annuity payout reserve adjustment	(31)	1	—	1	—	—

Net increase (decrease) from contract owners’ equity transactions	(10,710)	(8,766)	5	(3,619)	2,038	(11)

Total increase (decrease) in contract owners’ equity	965	339	10	(4,316)	9,850	(10)
CONTRACT OWNERS’ EQUITY
Beginning of period	128,062	90,163	28	60,811	85,147	16

End of period	$129,027	$90,502	$38	$56,495	$94,997	$6

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY

For the year ended December 31, 2003

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount(a)	AIM V.I. Health Sciences Subaccount(a)	AIM V.I. Real Estate Subaccount(a)	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
OPERATIONS
Net investment income (loss)	$—	$(4)	$13	$1	$682	$(244)	$(823)	$(187)	$(66)
Net realized gain (loss) on sale of investments	10	2	19	(959)	(948)	(928)	(5,832)	(179)	(41)
Change in unrealized appreciation (depreciation) of investments	37	86	91	2,401	16,319	6,604	23,082	5,400	1,784

Net increase (decrease) in contract owners’ equity resulting from operations	47	84	123	1,443	16,053	5,432	16,427	5,034	1,677

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	134	174	213	1,207	5,202	2,811	4,520	3,610	1,118
Net transfer (to) from affiliate and subaccounts	330	811	968	1,496	3,454	2,281	2,517	8,357	1,094
Payments for redemptions	—	(11)	(16)	(334)	(3,718)	(1,617)	(1,782)	(875)	(293)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	—	—	—	(27)	(267)	(22)	(170)	(12)	(6)
Annuity payout reserve adjustment	—	—	—	—	(5)	(13)	—	(11)	(26)

Net increase (decrease) from contract owners’ equity transactions	464	974	1,165	2,342	4,666	3,440	5,085	11,069	1,887

Total increase (decrease) in contract owners’ equity	511	1,058	1,288	3,785	20,719	8,872	21,512	16,103	3,564
CONTRACT OWNERS’ EQUITY
Beginning of period	—	—	—	8,747	90,036	15,059	48,717	7,526	3,316

End of period	$511	$1,058	$1,288	$12,532	$110,755	$23,931	$70,229	$23,629	$6,880

(a)	For the period (commencement of operations): May 2, 2003—December 31, 2003 AIM V.I. Financial Services Fund Subaccount.

(a)	For the period (commencement of operations): May 6, 2003—December 31, 2003 AIM V.I. Health Sciences Subaccount.

(a)	For the period (commencement of operations): May 8, 2003—December 31, 2003 AIM V.I. Real Estate Opportunity Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	Fidelity Variable Insurance Products Fund
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Post-Venture Capital Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount(b)	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount
OPERATIONS
Net investment income (loss)	$(33)	$(79)	$(311)	$(190)	$(1,258)	$(158)	$(1)	$127	$(499)
Net realized gain (loss) on sale of investments	125	(252)	(361)	(2,766)	(261)	(1,362)	1	(74)	(162)
Change in unrealized appreciation (depreciation) of investments	4,915	7,017	8,715	8,167	32,461	4,352	21	1,022	15,148

Net increase (decrease) in contract owners’ equity resulting from operations	5,007	6,686	8,043	5,211	30,942	2,832	21	1,075	14,487

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,215	4,328	1,503	602	6,688	1,261	30	781	5,249
Net transfer (to) from affiliate and subaccounts	5,452	(236)	3,356	1,010	9,907	(684)	224	3,080	4,774
Payments for redemptions	(1,106)	(2,111)	(888)	(298)	(3,451)	(743)	(3)	(887)	(6,538)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(45)	(22)	(60)	(38)	(319)	(32)	—	(8)	(48)
Annuity payout reserve adjustment	(1)	—	—	(1)	8	—	—	33	79

Net increase (decrease) from contract owners’ equity transactions	7,515	1,959	3,911	1,275	12,833	(198)	251	2,999	3,516

Total increase (decrease) in contract owners’ equity	12,522	8,645	11,954	6,486	43,775	2,634	272	4,074	18,003
CONTRACT OWNERS’ EQUITY
Beginning of period	14,727	23,981	19,348	11,395	100,874	11,679	—	5,884	54,054

End of period	$27,249	$32,626	$31,302	$17,881	$144,649	$14,313	$272	$9,958	$72,057

(b)	For the period (commencement of operations): May 12, 2003—December 31, 2003 Dreyfus VIF Small Company Stock Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Fidelity Variable Insurance Products Fund			Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount(c)	Franklin Small Cap Value Securities Subaccount(c)	Franklin Strategic Income Securities Subaccount(c)	Franklin U.S. Government Subaccount(c)	Franklin Zero Coupon 2010 Subaccount(c)	Mutual Discovery Securities Subaccount(c)
OPERATIONS
Net investment income (loss)	$190	$(597)	$150	$3	$(1)	$(3)	$(58)	$(52)	$(4)
Net realized gain (loss) on sale of investments	(1,129)	(1,933)	(3,978)	1	—	15	(2)	(5)	2
Change in unrealized appreciation (depreciation) of investments	14,839	18,392	27,567	164	35	62	76	(140)	133

Net increase (decrease) in contract owners’ equity resulting from operations	13,900	15,862	23,739	168	34	74	16	(197)	131

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	5,850	6,319	10,002	376	52	348	1,808	1,468	288
Net transfer (to) from affiliate and subaccounts	6,784	(5,027)	(5,702)	2,253	290	1,187	10,091	9,510	1,051
Payments for redemptions	(4,779)	(5,213)	(10,006)	(13)	—	(38)	(250)	(211)	(23)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(61)	(55)	(107)	(1)	—	—	(37)	(35)	—
Annuity payout reserve adjustment	—	(2)	(3)	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	7,794	(3,978)	(5,816)	2,615	342	1,497	11,612	10,732	1,316

Total increase (decrease) in contract owners’ equity	21,694	11,884	17,923	2,783	376	1,571	11,628	10,535	1,447
CONTRACT OWNERS’ EQUITY
Beginning of period	44,934	53,797	97,664	—	—	—	—	—	—

End of period	$66,628	$65,681	$115,587	$2,783	$376	$1,571	$11,628	$10,535	$1,447

(c)	For the period (commencement of operations): May 6, 2003—December 31, 2003 Franklin Rising Dividends Securities Subaccount.

(c)	For the period (commencement of operations): May 16, 2003—December 31, 2003 Franklin Small Cap Value Securities Subaccount.

(c)	For the period (commencement of operations): May 15, 2003—December 31, 2003 Franklin Strategic Income Securities Subaccount.

(c)	For the period (commencement of operations): May 5, 2003—December 31, 2003 Franklin U.S. Government Subaccount.

(c)	For the period (commencement of operations): May 12, 2003—December 31, 2003 Franklin Zero Coupon 2010 Subaccount.

(c)	For the period (commencement of operations): May 5, 2003—December 31, 2003 Mutual Discovery Securities Subacccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Franklin Templeton Variable Insurance Products Trust		ING VP Emerging Markets Fund, Inc.	ING VP Natural Resources Trust	J.P. Morgan Series Trust II			Janus Aspen Series
	Mutual Shares Securities Subaccount(d)	Templeton Developing Markets Securities Subaccount	ING VP Emerging Markets Subaccount	ING VP Natural Resources Trust Subaccount	JPMorgan International Equity Subaccount(d)	JPMorgan MidCap Value Subaccount(d)	JPMorgan Small Company Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Capital Appreciation Subaccount
OPERATIONS
Net investment income (loss)	$(3)	$(3)	$(73)	$(38)	$(81)	$(5)	$(119)	$1,250	$(13)
Net realized gain (loss) on sale of investments	—	108	171	21	122	3	(131)	(1,882)	(150)
Change in unrealized appreciation (depreciation) of investments	81	75	2,092	786	2,872	101	2,804	17,298	415

Net increase (decrease) in contract owners’ equity resulting from operations	78	180	2,190	769	2,913	99	2,554	16,666	252

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	65	70	396	183	1,195	206	1,510	10,846	21
Net transfer (to) from affiliate and subaccounts	792	909	(47)	138	15,115	1,042	(1,827)	(15,302)	83
Payments for redemptions	(24)	(11)	(482)	(436)	(333)	(25)	(534)	(14,647)	(146)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	—	—	(5)	(3)	(55)	—	(9)	(96)	(4)
Annuity payout reserve adjustment	—	—	(1)	—	—	—	2	8	—

Net increase (decrease) from contract owners’ equity transactions	833	968	(139)	(118)	15,922	1,223	(858)	(19,191)	(46)

Total increase (decrease) in contract owners’ equity	911	1,148	2,051	651	18,835	1,322	1,696	(2,525)	206
CONTRACT OWNERS’ EQUITY
Beginning of period	—	29	5,236	3,033	—	—	8,265	141,809	1,356

End of period	$911	$1,177	$7,287	$3,684	$18,835	$1,322	$9,961	$139,284	$1,562

(d)	For the period (commencement of operations): May 15, 2003—December 31, 2003 Mutual Shares Securities Subacccount.

(d)	For the period (commencement of operations): June 6, 2003—December 31, 2003 JPMorgan International Opportunities Subaccount.

(d)	For the period (commencement of operations): May 5, 2003—December 31, 2003 JPMorgan MidCap Value Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Janus Aspen Series						Oppenheimer Variable Account Funds
	Janus Aspen Growth Subaccount	Janus Aspen Growth and Income Subaccount(e)	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Mid Cap Value Subaccount(e)	Janus Aspen Small Cap Value Subaccount(e)	Oppenheimer Aggressive Growth Subaccount(e)		Oppenheimer Capital Appreciation Subaccount(e)	Oppenheimer Global Securities Subaccount(e)
OPERATIONS
Net investment income (loss)	$(998)	$(105)	$(730)	$(244)	$(2)	$(4)	$	(1)	$(5)	$(19)
Net realized gain (loss) on sale of investments	(45,041)	(32,978)	(3,398)	(9,038)	14	10		8	9	21
Change in unrealized appreciation (depreciation) of investments	63,813	31,001	20,408	35,723	49	84		4	111	744

Net increase (decrease) in contract owners’ equity resulting from operations	17,774	(2,082)	16,280	26,441	61	90		11	115	746

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	6,448	48	5,586	10,560	38	70		41	309	555
Net transfer (to) from affiliate and subaccounts	(40,760)	(40,614)	(11,026)	(21,056)	496	763		267	1,177	6,090
Payments for redemptions	(8,983)	(387)	(5,324)	(13,712)	(200)	(7)		(27)	(29)	(72)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(119)	(5)	(81)	(124)	—	—		—	(1)	(1)
Annuity payout reserve adjustment	(2)	—	(4)	(51)	—	—		—	—	—

Net increase (decrease) from contract owners’ equity transactions	(43,416)	(40,958)	(10,849)	(24,383)	334	826		281	1,456	6,572

Total increase (decrease) in contract owners’ equity	(25,642)	(43,040)	5,431	2,058	395	916		292	1,571	7,318
CONTRACT OWNERS’ EQUITY
Beginning of period	110,021	43,040	56,666	134,031	—	—		—	—	—

End of period	$84,379	$—	$62,097	$136,089	$395	$916		$292	$1,571	$7,318

(e)	For the period (cessation of operations): January 1, 2003—March 7, 2003 Janus Apsen Growth and Income Subaccount.

(e)	For the period (commencement of operations): May 12, 2003—December 31, 2003 Janus Aspen Mid Cap Value (Perkins) Subaccount.

(e)	For the period (commencement of operations): May 28, 2003—December 31, 2003 Janus Aspen Small Cap Value (Bay Isle) Subaccount.

(e)	For the period (commencement of operations): May 15, 2003—December 31, 2003 Oppenheimer Aggressive Growth Subaccount.

(e)	For the period (commencement of operations): May 6, 2003—December 31, 2003 Oppenheimer Capital Appreciation Subaccount.

(e)	For the period (commencement of operations): May 12, 2003—December 31, 2003 Oppenheimer Global Securities Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust		Scudder Variable Series I
	Oppenheimer High Income Subaccount(f)	Oppenheimer Main Street Subaccount(f)	Oppenheimer Main Street Small Cap Subaccount(f)	Oppenheimer Strategic Bond Subaccount(f)	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount	Scudder 21st Century Growth Subaccount	Scudder Bond Subaccount	Scudder Capital Growth Subaccount
OPERATIONS
Net investment income (loss)	$(4)	$(5)	$(13)	$(5)	$3	$1	$(335)	$577	$(405)
Net realized gain (loss) on sale of investments	8	11	22	2	3	2	(4,525)	350	(4,151)
Change in unrealized appreciation (depreciation) of investments	36	107	354	65	(4)	(2)	11,076	(246)	13,957

Net increase (decrease) in contract owners’ equity resulting from operations	40	113	363	62	2	1	6,216	681	9,401

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	317	434	424	268	2	—	1,747	2,678	2,075
Net transfer (to) from affiliate and subaccounts	448	892	2,578	1,046	41	10	79	(10,713)	3,238
Payments for redemptions	(20)	(3)	(51)	(6)	(35)	(28)	(759)	(1,355)	(1,654)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	—	(1)	(5)	—	—	—	(66)	10	(112)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—	(5)

Net increase (decrease) from contract owners’ equity transactions	745	1,322	2,946	1,308	8	(18)	1,001	(9,380)	3,542

Total increase (decrease) in contract owners’ equity	785	1,435	3,309	1,370	10	(17)	7,217	(8,699)	12,943
CONTRACT OWNERS’ EQUITY
Beginning of period	—	—	—	—	210	231	20,833	17,198	36,569

End of period	$785	$1,435	$3,309	$1,370	$220	$214	$28,050	$8,499	$49,512

(f)	For the period (commencement of operations): May 2, 2003—December 31, 2003 Oppenheimer High Income Subaccount.

(f)	For the period (commencement of operations): May 5, 2003—December 31, 2003 Oppenheimer Main Street Subaccount.

(f)	For the period (commencement of operations): May 9, 2003—December 31, 2003 Oppenheimer Main Street Small Cap Subaccount.

(f)	For the period (commencement of operations): May 9, 2003—December 31, 2003 Oppenheimer Strategic Bond Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Scudder Variable Series I					Scudder Variable Series II
	Scudder Global Discovery Subaccount	Scudder Growth and Income Subaccount	Scudder Health Sciences Subaccount	Scudder International Subaccount	Scudder Money Market Subaccount	Scudder Aggressive Growth Subaccount	Scudder Blue Chip Subaccount	Scudder Fixed Income Subaccount	Scudder Global Blue Chip Subaccount
OPERATIONS
Net investment income (loss)	$(984)	$(145)	$(845)	$(480)	$(1)	$(431)	$(833)	$2,221	$(257)
Net realized gain (loss) on sale of investments	(4,488)	(1,931)	(429)	558	—	(6,481)	(9,868)	1,282	(780)
Change in unrealized appreciation (depreciation) of investments	35,761	11,262	18,129	19,746	—	15,513	41,223	177	7,467

Net increase (decrease) in contract owners’ equity resulting from operations	30,289	9,186	16,855	19,824	(1)	8,601	30,522	3,680	6,430

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,064	2,037	5,180	7,138	26	2,073	3,725	5,222	1,164
Net transfer (to) from affiliate and subaccounts	2,958	194	4,528	(14,680)	94	(1,681)	30,939	(1,776)	1,430
Payments for redemptions	(2,248)	(1,690)	(1,764)	(3,217)	(16)	(1,292)	(5,842)	(7,622)	(857)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(212)	(104)	(174)	(178)	—	(88)	(308)	(232)	(66)
Annuity payout reserve adjustment	(5)	—	—	3	—	—	(11)	(7)	(1)

Net increase (decrease) from contract owners’ equity transactions	3,557	437	7,770	(10,934)	104	(988)	28,503	(4,415)	1,670

Total increase (decrease) in contract owners’ equity	33,846	9,623	24,625	8,890	103	7,613	59,025	(735)	8,100
CONTRACT OWNERS’ EQUITY
Beginning of period	64,171	37,291	49,863	83,409	30	27,890	78,102	99,482	22,865

End of period	$98,017	$46,914	$74,488	$92,299	$133	$35,503	$137,127	$98,747	$30,965

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Scudder Variable Series II
	Scudder Government & Agency Securities Subaccount	Scudder Growth Subaccount	Scudder High Income Subaccount	Scudder International Select Equity Subaccount	Scudder Large Cap Value Subaccount	Scudder Money Market Subaccount	Scudder Small Cap Growth Subaccount	Scudder Strategic Income Subaccount	Scudder Technology Growth Subaccount
OPERATIONS
Net investment income (loss)	$7,870	$(2,619)	$13,958	$(67)	$692	$(1,425)	$(1,574)	$(26)	$(1,767)
Net realized gain (loss) on sale of investments	2,107	(19,652)	(2,693)	(3,685)	(2,020)	—	(22,937)	1,842	(93,567)
Change in unrealized appreciation (depreciation) of investments	(8,686)	70,479	31,121	24,271	35,593	—	56,035	(370)	142,110

Net increase (decrease) in contract owners’ equity resulting from operations	1,291	48,208	42,386	20,519	34,265	(1,425)	31,524	1,446	46,776

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	10,232	7,325	8,810	4,792	6,257	29,869	9,113	929	8,666
Net transfer (to) from affiliate and subaccounts	(61,239)	30,599	29,360	3,643	5,527	(87,111)	9,534	3,631	5,019
Payments for redemptions	(24,316)	(24,950)	(24,850)	(7,104)	(10,336)	(65,095)	(8,852)	(2,421)	(51,918)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(353)	(345)	(310)	(133)	(245)	(518)	(226)	(76)	(364)
Annuity payout reserve adjustment	22	5	(38)	(11)	(11)	(58)	(2)	—	(2)

Net increase (decrease) from contract owners’ equity transactions	(75,654)	12,634	12,972	1,187	1,192	(122,913)	9,567	2,063	(38,599)

Total increase (decrease) in contract owners’ equity	(74,363)	60,842	55,358	21,706	35,457	(124,338)	41,091	3,509	8,177
CONTRACT OWNERS’ EQUITY
Beginning of period	237,363	178,843	179,672	75,047	113,597	306,311	100,125	24,573	145,624

End of period	$163,000	$239,685	$235,030	$96,753	$149,054	$181,973	$141,216	$28,082	$153,801

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Scudder Variable Series II
	Scudder Total Return Subaccount	SVS Davis Venture Value Subaccount	SVS Dreman Financial Services Subaccount	SVS Dreman High Return Equity Subaccount	SVS Dreman Small Cap Value Subaccount	SVS Eagle Focused Large Cap Growth Subaccount	SVS Focus Value + Growth Subaccount	SVS Index 500 Subaccount	SVS INVESCO Dynamic Growth Subaccount
OPERATIONS
Net investment income (loss)	$7,591	$(1,128)	$37	$2,172	$1,903	$(676)	$(239)	$(515)	$(294)
Net realized gain (loss) on sale of investments	(14,047)	(1,332)	(266)	1,483	181	(1,314)	(2,905)	(8,297)	(171)
Change in unrealized appreciation (depreciation) of investments	70,863	36,038	15,023	93,967	57,516	12,987	15,291	49,784	6,663

Net increase (decrease) in contract owners’ equity resulting from operations	64,407	33,578	14,794	97,622	59,600	10,997	12,147	40,972	6,198

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	12,311	10,014	3,499	23,945	12,448	4,673	3,466	12,294	1,622
Net transfer (to) from affiliate and subaccounts	(2,747)	8,392	536	9,499	11,723	4,334	2,378	9,898	739
Payments for redemptions	(48,531)	(3,034)	(2,725)	(11,807)	(9,871)	(1,053)	(3,494)	(5,581)	(461)
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(481)	(355)	(165)	(971)	(390)	(131)	(91)	(467)	(59)
Annuity payout reserve adjustment	(138)	(3)	(4)	9	(12)	—	(1)	—	—

Net increase (decrease) from contract owners’ equity transactions	(39,586)	15,014	1,141	20,675	13,898	7,823	2,258	16,144	1,841

Total increase (decrease) in contract owners’ equity	24,821	48,592	15,935	118,297	73,498	18,820	14,405	57,116	8,039
CONTRACT OWNERS’ EQUITY
Beginning of period	416,026	113,303	56,572	316,953	149,053	40,566	39,194	146,428	18,257

End of period	$440,847	$161,895	$72,507	$435,250	$222,551	$59,386	$53,599	$203,544	$26,296

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2003

(in thousands)

	Scudder Variable Series II					Scudder Investments VIT Funds
	SVS Janus Growth and Income Subaccount	SVS Janus Growth Opportunities Subaccount	SVS MFS Strategic Value Subaccount(g)	SVS Oak Strategic Equity Subaccount	SVS Turner Mid-Cap Growth Subaccount	Scudder Real Estate Securities Subaccount(g)
OPERATIONS
Net investment income (loss)	$(790)	$(1,128)	$—	$(607)	$(863)	$—
Net realized gain (loss) on sale of investments	(5,392)	(11,664)	—	(813)	(897)	—
Change in unrealized appreciation (depreciation) of investments	30,931	31,165	3	18,035	25,069	1

Net increase (decrease) in contract owners’ equity resulting from operations	24,749	18,373	3	16,615	23,309	1

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	7,289	4,703	25	3,952	4,886	—
Net transfer (to) from affiliate and subaccounts	(5,385)	(5,979)	—	10,096	12,222	15
Payments for redemptions	(3,500)	(2,423)	—	(1,136)	(1,529)	—
Guaranteed retirement income benefit fees, maintenance fees, and other fees	(318)	(223)	—	(124)	(173)	—
Annuity payout reserve adjustment	19	(4)	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(1,895)	(3,926)	25	12,788	15,406	15

Total increase (decrease) in contract owners’ equity	22,854	14,447	28	29,403	38,715	16
CONTRACT OWNERS’ EQUITY
Beginning of period	105,208	75,716	—	31,408	46,432	—

End of period	$128,062	$90,163	$28	$60,811	$85,147	$16

(g)	For the period (commencement of operations): June 12, 2003—December 31, 2003 SVSI MFS Strategic Value Subaccount.

(g)	For the period (commencement of operations): June 11, 2003—December 31, 2003 Scudder Real Estate Securities Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) Organization:

KILICO Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company (“KILICO”). KILICO is a wholly owned subsidiary of Zurich Group Holding (“ZGH”) and an indirect wholly-owned subsidiary of Zurich Financial Services (“ZFS”), both of which are Swiss holding companies.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from KILICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KILICO may conduct.

The Separate Account is used to fund contracts or certificates (collectively referred to as “Contracts”) for Kemper Advantage III periodic and flexible payment variable annuity contracts (“Kemper Advantage III”), Scudder Passport individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Passport”), Scudder Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Destinations”), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts (“Farmers Variable Annuity I”), Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred”), Zurich Preferred Plus individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred Plus”), Scudder ZS4 individual and group variable and market value adjusted deferred annuity contracts (“Scudder ZS4”) and Zurich Archway individual and group variable and market value adjusted deferred annuity contracts (“Zurich Archway”). The Separate Account is divided into a total of ninety-five subaccounts with various subaccount options available to contract owners depending upon their respective Contracts. During the year ended December 31, 2004, assets were invested in ninety-four of the subaccount options.

The Kemper Advantage III contracts have sixty-four subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the ING VP Emerging Markets Fund, Inc., the ING VP Natural Resources Trust, the J.P. Morgan Series Trust II, the Janus Aspen Series, the One Group Investment Trust, the Oppenheimer Variable Account Funds, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

The Scudder Passport contracts have thirteen subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Scudder Variable Series II, an open-end, diversified management investment company.

The Scudder Destinations contracts have thirty-nine subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

The Farmers Variable Annuity I contracts have twelve subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

The Zurich Preferred contracts have sixty-two subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the J.P. Morgan Series Trust II, the Janus Aspen Series, the One Group Investment Trust, the Oppenheimer Variable Account Funds, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

The Zurich Preferred Plus contracts have sixty-two subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the J.P. Morgan Series Trust II, the Janus Aspen Series, the One Group Investment Trust, the Oppenheimer Variable Account Funds, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

The Scudder ZS4 contracts have forty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

The Zurich Archway contracts have sixty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the J.P. Morgan Series Trust II, the Janus Aspen Series, the One Group Investment Trust, the Oppenheimer Variable Account Funds, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end, diversified management investment companies.

See respective contract Prospectus of each product for further description and benefits.

(2) Significant Accounting Policies:

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income, which includes capital gain distributions, is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out (FIFO) cost basis.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

Federal income taxes

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the contracts and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners’ interest to or from another eligible subaccount or to the general account of KILICO.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table with projections. Unless the annuitant elects otherwise, the assumed investment return is 2.5% for most products (i.e. Destinations, Farmers Variable Annuity, Archway, ZS4, Preferred, Preferred Plus, most Advantage III policies), or 4.0% for Passport and some Advantage III policies. The mortality risk is fully borne by KILICO and may result in additional amounts being transferred into the variable annuity account by KILICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

(3) Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004, are as follows (in thousands):

	Purchases	Sales
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund Subaccount	$1,117	$292
AIM V.I. Health Sciences Subaccount	2,775	571
AIM V.I. Real Estate Subaccount	8,226	1,725
AIM V.I. Utilities Subaccount	8,339	4,033
The Alger American Fund:
Alger American Balanced Subaccount	11,093	10,341
Alger American Growth Subaccount	3,961	5,661
Alger American Leveraged AllCap Subaccount	8,756	13,138
Alger American MidCap Growth Subaccount	8,444	5,077
Alger American Small Capitalization Subaccount	6,333	8,037
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount	8,579	9,874
American Century VP Value Subaccount	5,713	4,323
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount	18,028	11,264
Credit Suisse Trust Global Post-Venture Capital Subaccount	3,279	2,735

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Purchases	Sales
Dreyfus Investment Portfolios:
Dreyfus IP MidCap Stock Subaccount	$22,618	$14,941
The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Subaccount	1,574	2,937
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount	729	192
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount	3,766	2,191
Fidelity VIP Contrafund Subaccount	12,851	6,559
Fidelity VIP Equity Income Subaccount	9,795	14,668
Fidelity VIP Growth Subaccount	3,343	11,349
Fidelity VIP Index 500 Subaccount	22,139	19,377
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount	6,754	546
Franklin Small Cap Value Securities Subaccount	2,320	115
Franklin Strategic Income Securities Subaccount	3,299	938
Franklin U.S. Government Subaccount	6,012	3,935
Franklin Zero Coupon 2010 Subaccount	12,570	11,377
Mutual Discovery Securities Subaccount	5,379	229
Mutual Shares Securities Subaccount	2,007	581
Templeton Developing Markets Securities Subaccount	6,378	3,788
ING VP Emerging Markets Fund, Inc.:
ING VP Emerging Markets Subaccount	2,299	3,136
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount	1,937	1,292
J.P. Morgan Series Trust II:
JPMorgan International Equity Subaccount	10,893	3,526
JPMorgan MidCap Value Subaccount	10,652	863
JPMorgan Small Company Subaccount	4,901	5,714
Janus Aspen Series:
Janus Aspen Balanced Subaccount	4,666	27,952
Janus Aspen Capital Appreciation Subaccount	31	238
Janus Aspen Growth Subaccount	3,369	27,392
Janus Aspen Mid Cap Growth Subaccount	1,299	10,831
Janus Aspen Worldwide Growth Subaccount	4,445	33,559
Janus Aspen Mid Cap Value Subaccount	2,184	386
Janus Aspen Small Company Value Subaccount	1,099	470
One Group Investment Trust:
One Group Investment Trust Bond Subaccount	2	—
One Group Investment Trust Government Bond Subaccount	—	—
One Group Investment Trust Balanced Subaccount	3	—
One Group Investment Trust Large Cap Growth Subaccount	26	—
One Group Investment Trust Equity Index Subaccount	27	—
One Group Investment Trust Diversified Equity Subaccount	14,227	593
One Group Investment Trust Mid Cap Growth Subaccount	39	5
One Group Investment Trust Diversified Mid Cap Subaccount	50	11
One Group Investment Trust Mid Cap Value Subaccount	5,577	304
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Subaccount	953	266
Oppenheimer Capital Appreciation Subaccount	3,119	566
Oppenheimer Global Securities Subaccount	15,800	1,781
Oppenheimer High Income Subaccount	2,449	668
Oppenheimer Main Street Subaccount	2,301	796
Oppenheimer Main Street Small Cap Subaccount	5,617	1,253
Oppenheimer Strategic Bond Subaccount	10,349	1,503

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Purchases	Sales
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount	$27	$14
PIMCO Low Duration Subaccount	20	31
Scudder Variable Series I:
Scudder 21st Century Growth Subaccount	3,258	5,079
Scudder Bond Subaccount	2,920	4,272
Scudder Capital Growth Subaccount	8,834	6,068
Scudder Global Discovery Subaccount	13,275	7,777
Scudder Growth and Income Subaccount	3,338	4,710
Scudder Health Sciences Subaccount	8,672	7,241
Scudder International Subaccount	24,249	24,073
Scudder Money Market Subaccount	22	6
Scudder Variable Series II:
Scudder Aggressive Growth Subaccount	2,221	4,778
Scudder Blue Chip Subaccount	11,884	11,287
Scudder Fixed Income Subaccount	16,070	21,140
Scudder Global Blue Chip Subaccount	5,640	4,686
Scudder Government & Agency Securities Subaccount	13,242	41,689
Scudder Growth Subaccount	4,501	37,356
Scudder High Income Subaccount	54,847	68,804
Scudder International Select Equity Subaccount	33,365	22,261
Scudder Large Cap Value Subaccount	19,458	17,725
Scudder Money Market Subaccount	157,042	203,212
Scudder Small Cap Growth Subaccount	23,813	34,796
Scudder Strategic Income Subaccount	8,869	7,372
Scudder Technology Growth Subaccount	16,997	27,439
Scudder Total Return Subaccount	16,271	61,034
SVS Davis Venture Value Subaccount	29,424	8,354
SVS Dreman Financial Services Subaccount	8,479	8,116
SVS Dreman High Return Equity Subaccount	30,473	22,147
SVS Dreman Small Cap Value Subaccount	49,160	21,673
SVS Eagle Focused Large Cap Growth Subaccount	4,900	5,424
SVS Focus Value + Growth Subaccount	5,741	9,513
SVS Index 500 Subaccount	49,078	47,137
SVS INVESCO Dynamic Growth Subaccount	2,667	4,008
SVS Janus Growth and Income Subaccount	5,536	17,965
SVS Janus Growth Opportunities Subaccount	1,885	11,880
SVS MFS Strategic Value Subaccount	6	1
SVS Oak Strategic Equity Subaccount	8,178	12,606
SVS Turner Mid Cap Growth Subaccount	11,968	11,148
Scudder Investments VIT Funds:
Scudder Real Estate Securities Subaccount	5	16

(4) Expenses and Related Party Transactions:

KILICO assumes mortality risks associated with the annuity contracts as benefits paid to the contract owner or beneficiary may exceed contract value. KILICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, KILICO assesses that portion of each subaccount representing assets under the following contracts with a daily asset charge for mortality and expense risk and administrative costs:

Kemper Advantage III flexible payment contracts an aggregate of one percent (1.00%) per annum.

Kemper Advantage III periodic payment contracts an aggregate of one and three-tenths percent (1.30%) per annum.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

Scudder Passport contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Scudder Destinations contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Farmers Variable Annuity I contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Zurich Preferred contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Zurich Preferred Plus contracts an aggregate of one and one-half percent (1.50%) per annum.

Scudder ZS4 contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

Zurich Archway contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

The Scudder Passport and Scudder Destinations contracts offer a dollar cost averaging (DCA) program through the Money Market Subaccount and have no daily asset charge deduction.

KILICO also assesses each Kemper Advantage III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is a maximum of $36 per year and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract charges. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Scudder ZS4 and Zurich Archway contract participating in one or more of the subaccounts a records maintenance charge of $30, generally taken at the end of each contract year. KILICO assesses each Zurich Preferred and Zurich Preferred Plus contract participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000 and $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Kemper Advantage III, Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Zurich Preferred, Zurich Preferred Plus, Scudder ZS4 and Zurich Archway contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

KILICO assesses an annual charge for the Guaranteed Retirement Income Benefit (“GRIB”) option, related to the Scudder Destinations and Farmers Variable Annuity I contracts. GRIB guarantees the minimum benefit value that will be applied to purchase an annuity option. The annual charge of .25% of contract value will be deducted pro rata from each invested subaccount quarterly.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Investors Brokerage Services, Inc., formerly a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account. During September 2003, this subsidiary was acquired by Banc One Insurance Holdings, Inc.

(5) Changes in Units Outstanding:

The changes in units outstanding for the years ended December 31, 2004 and 2003, were as follows (in thousands):

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund Subaccount
2004	92	26	66
2003	55	13	42

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AIM V.I. Health Sciences Subaccount
2004	247	59	188
2003	96	7	89
AIM V.I. Real Estate Subaccount
2004	623	193	430
2003	130	32	98
AIM V.I. Utilities Subaccount
2004	1,523	930	593
2003	1,954	1,580	374
The Alger American Fund:
Alger American Balanced Subaccount
2004	2,047	1,976	71
2003	3,480	2,994	486
Alger American Growth Subaccount
2004	167	195	(28)
2003	260	169	91
Alger American Leveraged AllCap Subaccount
2004	2,959	3,502	(543)
2003	3,533	2,750	783
Alger American MidCap Growth Subaccount
2004	434	312	122
2003	616	174	442
Alger American Small Capitalization Subaccount
2004	356	441	(85)
2003	277	185	92
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount
2004	1,724	1,920	(196)
2003	2,437	1,126	1,311
American Century VP Value Subaccount
2004	1,190	1,045	145
2003	1,340	1,076	264
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount
2004	2,333	1,741	592
2003	2,183	1,800	383
Credit Suisse Trust Global Post-Venture Capital Subaccount
2004	829	738	91
2003	992	838	154
Dreyfus Investment Portfolios:
Dreyfus IP MidCap Stock Subaccount
2004	2,783	2,382	401
2003	4,629	3,546	1,083
The Dreyfus Socially Responsible Growth Fund, Inc:
Dreyfus Socially Responsible Growth Subaccount
2004	246	365	(119)
2003	469	502	(33)
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount
2004	51	16	35
2003	21	1	20

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount
2004	206	145	61
2003	221	89	132
Fidelity VIP Contrafund Subaccount
2004	834	586	248
2003	743	607	136
Fidelity VIP Equity Income Subaccount
2004	601	764	(163)
2003	762	458	304
Fidelity VIP Growth Subaccount
2004	269	444	(175)
2003	408	511	(103)
Fidelity VIP Index 500 Subaccount
2004	284	243	41
2003	213	274	(61)
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount
2004	597	101	496
2003	245	16	229
Franklin Small Cap Value Securities Subaccount
2004	173	18	155
2003	30	2	28
Franklin Strategic Income Securities Subaccount
2004	314	108	206
2003	218	74	144
Franklin U.S. Government Subaccount
2004	737	585	152
2003	1,288	125	1,163
Franklin Zero Coupon 2010 Subaccount
2004	1,363	1,292	71
2003	1,468	412	1,056
Mutual Discovery Securities Subaccount
2004	439	45	394
2003	131	14	117
Mutual Shares Securities Subaccount
2004	173	57	116
2003	82	6	76
Templeton Developing Markets Securities Subaccount
2004	459	291	168
2003	428	349	79
ING VP Emerging Markets Fund, Inc.:
ING VP Emerging Markets Subaccount
2004	343	434	(91)
2003	374	408	(34)
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount
2004	145	104	41
2003	109	123	(14)
J.P. Morgan Series Trust II:
JPMorgan International Equity Subaccount
2004	1,040	467	573
2003	1,579	159	1,420

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
JPMorgan MidCap Value Subaccount
2004	859	118	741
2003	116	9	107
JPMorgan Small Company Subaccount
2004	473	525	(52)
2003	365	446	(81)
Janus Aspen Series:
Janus Aspen Balanced Subaccount
2004	516	1,367	(851)
2003	946	1,660	(714)
Janus Aspen Capital Appreciation Subaccount
2004	5	27	(22)
2003	104	110	(6)
Janus Aspen Growth Subaccount
2004	505	1,602	(1,097)
2003	1,710	7,361	(5,651)
Janus Aspen Growth and Income Subaccount
2004	N/A	N/A	N/A
2003	250	3,970	(3,720)
Janus Aspen Mid Cap Growth Subaccount
2004	348	712	(364)
2003	547	1,137	(590)
Janus Aspen Worldwide Growth Subaccount
2004	528	1,579	(1,051)
2003	1,327	2,328	(1,001)
Janus Aspen Mid Cap Value Subaccount
2004	160	35	125
2003	51	22	29
Janus Aspen Small Company Value Subaccount
2004	81	40	41
2003	79	11	68
One Group Investment Trust:
One Group Investment Trust Bond Subaccount
2004	—	—	—
2003	N/A	N/A	N/A
One Group Investment Trust Government Bond Subaccount
2004	—	—	—
2003	N/A	N/A	N/A
One Group Investment Trust Balanced Subaccount
2004	1	1	—
2003	N/A	N/A	N/A
One Group Investment Trust Large Cap Growth Subaccount
2004	3	—	3
2003	N/A	N/A	N/A
One Group Investment Trust Equity Index Subaccount
2004	3	—	3
2003	N/A	N/A	N/A
One Group Investment Trust Diversified Equity Subaccount
2004	1,471	129	1,342
2003	N/A	N/A	N/A
One Group Investment Trust Mid Cap Growth Subaccount
2004	3	—	3
2003	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
One Group Investment Trust Diversified Mid Cap Subaccount
2004	5	1	4
2003	N/A	N/A	N/A
One Group Investment Trust Mid Cap Value Subaccount
2004	551	53	498
2003	N/A	N/A	N/A
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Subaccount
2004	80	24	56
2003	34	10	24
Oppenheimer Capital Appreciation Subaccount
2004	285	76	209
2003	143	16	127
Oppenheimer Global Securities Subaccount
2004	1,214	245	969
2003	618	101	517
Oppenheimer High Income Subaccount
2004	231	79	152
2003	140	69	71
Oppenheimer Main Street Subaccount
2004	205	80	125
2003	250	131	119
Oppenheimer Main Street Small Cap Subaccount
2004	458	142	316
2003	273	32	241
Oppenheimer Strategic Bond Subaccount
2004	1,009	193	816
2003	138	11	127
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount
2004	2	1	1
2003	18	18	—
PIMCO Low Duration Subaccount
2004	1	2	(1)
2003	12	13	(1)
Scudder Variable Series I:
Scudder 21st Century Growth Subaccount
2004	1,407	1,744	(337)
2003	3,776	3,526	250
Scudder Bond Subaccount
2004	640	832	(192)
2003	1,233	2,394	(1,161)
Scudder Capital Growth Subaccount
2004	1,535	1,164	371
2003	1,812	1,409	403
Scudder Global Discovery Subaccount
2004	1,999	1,550	449
2003	2,329	2,053	276
Scudder Growth and Income Subaccount
2004	909	1,041	(132)
2003	1,663	1,630	33
Scudder Health Sciences Subaccount
2004	1,603	1,380	223
2003	3,005	2,178	827

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Scudder International Subaccount
2004	4,706	4,676	30
2003	13,719	14,837	(1,118)
Scudder Money Market Subaccount
2004	3	1	2
2003	30	21	9
Scudder Variable Series II:
Scudder Aggressive Growth Subaccount
2004	560	810	(250)
2003	2,528	2,683	(155)
Scudder Blue Chip Subaccount
2004	3,243	3,647	(404)
2003	10,002	7,921	2,081
Scudder Fixed Income Subaccount
2004	4,292	6,340	(2,048)
2003	9,676	10,497	(821)
Scudder Global Blue Chip Subaccount
2004	878	797	81
2003	1,156	983	173
Scudder Government & Agency Securities Subaccount
2004	4,069	12,697	(8,628)
2003	13,489	26,194	(12,705)
Scudder Growth Subaccount
2004	3,135	11,547	(8,412)
2003	12,424	13,391	(967)
Scudder High Income Subaccount
2004	9,604	16,426	(6,822)
2003	27,103	27,420	(317)
Scudder International Select Equity Subaccount
2004	10,377	9,313	1,064
2003	13,066	16,291	(3,225)
Scudder Large Cap Value Subaccount
2004	5,877	7,807	(1,930)
2003	7,157	10,504	(3,347)
Scudder Money Market Subaccount
2004	27,669	35,274	(7,605)
2003	104,819	124,973	(20,154)
Scudder Small Cap Growth Subaccount
2004	9,109	15,170	(6,061)
2003	15,834	16,275	(441)
Scudder Strategic Income Subaccount
2004	1,144	916	228
2003	4,883	4,809	74
Scudder Technology Growth Subaccount
2004	10,729	11,542	(813)
2003	16,912	19,159	(2,247)
Scudder Total Return Subaccount
2004	4,264	13,739	(9,475)
2003	7,648	17,012	(9,364)
SVS Davis Venture Value Subaccount
2004	5,161	2,964	2,197
2003	6,286	4,610	1,676

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
SVS Dreman Financial Services Subaccount
2004	1,146	1,130	16
2003	2,082	2,000	82
SVS Dreman High Return Equity Subaccount
2004	5,804	5,236	568
2003	12,371	10,537	1,834
SVS Dreman Small Cap Value Subaccount
2004	13,025	9,808	3,217
2003	15,080	19,233	(4,153)
SVS Eagle Focused Large Cap Growth Subaccount
2004	1,367	1,353	14
2003	2,834	1,780	1,054
SVS Focus Value + Growth Subaccount
2004	1,709	3,300	(1,591)
2003	2,966	4,452	(1,486)
SVS Index 500 Subaccount
2004	8,986	8,663	323
2003	14,167	11,816	2,351
SVS INVESCO Dynamic Growth Subaccount
2004	650	781	(131)
2003	1,367	1,131	236
SVS Janus Growth and Income Subaccount
2004	2,712	4,176	(1,464)
2003	6,404	6,614	(210)
SVS Janus Growth Opportunities Subaccount
2004	2,024	3,648	(1,624)
2003	5,111	5,955	(844)
SVS MFS Strategic Value Subaccount
2004	1	—	1
2003	2	—	2
SVS Oak Strategic Equity Subaccount
2004	2,716	3,361	(645)
2003	5,391	3,217	2,174
SVS Turner Mid-Cap Growth Subaccount
2004	3,244	3,056	188
2003	4,798	2,794	2,004
Scudder Investments VIT Funds:
Scudder Real Estate Securities Subaccount
2004	—	1	(1)
2003	1	—	1

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights:

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the four years in the period ended December 31, 2004, follows.

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000)s	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
AIM Variable Insurance Funds(5)
AIM V.I. Financial Services Fund Subaccount(6)
2004	108	$11.814	$13.185	$1,418	1.01%	1.00%	2.25%	6.28%	7.60%
2003(7)	42	12.154	12.234	511	0.39%	1.00%	2.25%	26.76%	28.00%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AIM V.I. Health Sciences Subaccount(8)
2004	277	11.779	12.645	3,477	N/A	1.00%	2.25%	5.20%	6.50%
2003(9)	89	11.776	11.854	1,058	N/A	1.00%	2.25%	24.97%	26.21%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AIM V.I. Real Estate Fund Subaccount(10)
2004	528	15.376	17.735	9,321	3.89%	1.00%	2.25%	33.57%	35.23%
2003(11)	98	13.008	13.093	1,288	1.40%	1.00%	2.25%	35.77%	37.11%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AIM V.I. Utilities Subaccount(12)
2004	2,605	7.538	14.352	19,975	2.03%	1.00%	2.25%	20.83%	22.33%
2003	2,012	6.186	11.713	12,532	1.30%	1.00%	2.25%	14.88%	16.02%
2002	1,638	5.340	9.919	8,747	0.59%	1.40%	2.05%	-21.42%	4.21%
2001	1,004	6.796	6.796	6,825	0.92%	1.40%	1.40%	-32.30%	-32.30%
The Alger American Fund:
Alger American Balanced Subaccount
2004	10,722	10.722	11.591	114,965	1.48%	1.40%	2.05%	2.17%	3.12%
2003	10,651	10.397	11.306	110,755	2.05%	1.40%	2.05%	16.35%	17.39%
2002	10,165	8.857	9.684	90,036	1.78%	1.40%	2.05%	-5.43%	-0.08%
2001	8,205	10.240	10.240	84,021	1.99%	1.40%	1.40%	-3.29%	-3.29%
Alger American Growth Subaccount
2004	508	11.784	48.308	23,388	N/A	1.00%	2.25%	3.12%	4.45%
2003	536	11.427	46.250	23,931	N/A	1.00%	2.25%	32.12%	33.82%
2002	445	8.649	34.560	15,059	0.04%	1.00%	3.00%	-33.66%	-7.97%
2001	423	40.912	52.093	21,732	14.04%	1.00%	3.00%	-12.95%	13.13%
Alger American Leveraged AllCap Subaccount
2004	9,465	7.487	12.272	70,867	N/A	1.40%	2.05%	5.73%	6.69%
2003	10,008	7.017	11.567	70,229	N/A	1.40%	2.05%	31.54%	32.87%
2002	9,225	5.281	8.763	48,717	0.01%	1.40%	2.05%	-34.82%	-4.68%
2001	9,057	8.103	8.103	73,387	3.24%	1.40%	1.40%	-17.09%	-17.09%
Alger American MidCap Growth Subaccount
2004	947	14.496	32.380	30,169	N/A	1.00%	2.25%	10.49%	11.92%
2003	825	13.120	28.931	23,629	N/A	1.00%	2.25%	44.51%	46.33%
2002	383	9.079	19.771	7,526	N/A	1.00%	3.00%	-30.24%	-1.39%
2001	173	28.092	28.342	4,678	33.96%	1.00%	3.00%	-8.01%	-4.13%
Alger American Small Capitalization Subaccount
2004	181	14.991	37.441	6,025	N/A	1.00%	2.25%	13.95%	15.41%
2003	266	13.156	32.441	6,880	N/A	1.00%	2.25%	39.15%	40.94%
2002	174	9.454	23.018	3,316	N/A	1.00%	3.00%	-26.96%	2.53%
2001	119	16.250	31.513	3,635	0.05%	1.00%	3.00%	-30.78%	-13.54%
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount
2004	4,033	7.007	13.377	29,040	1.48%	1.00%	2.25%	10.31%	11.87%
2003	4,229	6.329	12.086	27,249	1.04%	1.00%	2.25%	26.51%	28.07%
2002	2,918	4.947	9.514	14,727	0.53%	1.00%	3.00%	-20.99%	1.88%
2001	853	6.323	6.395	5,410	0.83%	1.00%	3.00%	-9.82%	-8.37%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
American Century VP Value Subaccount
2004	4,051	$8.858	$13.702	$38,174	1.72%	1.00%	2.25%	11.81%	13.20%
2003	3,906	7.922	12.205	32,626	0.97%	1.00%	2.25%	26.12%	27.68%
2002	3,642	6.224	9.636	23,981	6.91%	1.00%	3.00%	-14.55%	1.63%
2001	3,071	7.350	7.723	23,380	0.53%	1.00%	3.00%	7.38%	11.70%
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount
2004	3,556	12.297	14.945	46,260	0.27%	1.00%	2.25%	22.18%	23.69%
2003	2,964	10.065	12.167	31,302	N/A	1.00%	2.25%	39.74%	41.46%
2002	2,581	7.203	8.660	19,348	0.23%	1.00%	3.00%	-13.34%	-4.47%
2001	1,937	8.326	8.611	16,663	N/A	1.00%	3.00%	-11.37%	-10.51%
Credit Suisse Trust Global Post-Venture Capital Subaccount
2004	2,235	9.702	13.979	21,685	N/A	1.40%	2.05%	15.61%	16.36%
2003	2,144	8.338	12.050	17,881	N/A	1.40%	2.05%	44.70%	45.62%
2002	1,990	5.725	8.299	11,395	N/A	1.40%	2.05%	-35.07%	-8.69%
2001	1,586	8.818	8.818	13,982	N/A	1.40%	1.40%	-29.62%	-29.62%
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount
2004	11,922	12.537	14.294	168,963	2.88%	1.00%	2.25%	11.71%	13.10%
2003	11,521	11.170	12.639	144,649	0.28%	1.00%	2.25%	14.94%	29.91%
2002	10,438	9.522	9.664	100,874	0.33%	1.40%	2.05%	-13.70%	1.58%
2001	7,541	11.199	11.199	84,453	0.27%	1.40%	1.40%	-4.60%	-4.60%
The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Subaccount
2004	1,579	6.898	25.029	13,694	0.38%	1.00%	2.25%	3.81%	5.16%
2003	1,698	6.585	23.801	14,313	0.12%	1.00%	2.25%	23.23%	24.76%
2002	1,731	5.299	19.078	11,679	0.23%	1.00%	3.00%	-29.93%	-29.65%
2001	1,620	7.563	27.119	15,699	0.07%	1.00%	3.00%	-23.91%	-16.84%
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount
2004	55	13.200	15.966	874	8.57%	1.00%	2.25%	15.57%	17.01%
2003(13)	20	11.368	13.646	272	N/A	1.00%	2.25%	17.50%	40.84%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount
2004	485	23.844	25.060	11,842	2.69%	1.00%	2.05%	3.34%	4.42%
2003	424	23.072	23.999	9,958	2.71%	1.00%	2.05%	15.61%	16.81%
2002	292	19.957	20.546	5,884	4.03%	1.00%	2.80%	-10.56%	-9.63%
2001	323	22.326	22.736	7,226	5.70%	1.00%	2.80%	-5.40%	-5.05%
Fidelity VIP Contrafund Subaccount
2004	2,785	13.549	33.562	89,791	0.31%	1.00%	2.25%	12.84%	14.33%
2003	2,537	12.007	29.355	72,057	0.43%	1.00%	2.25%	25.62%	27.19%
2002	2,401	9.558	23.079	54,054	0.85%	1.00%	3.00%	-10.25%	0.22%
2001	2,475	19.897	25.714	62,588	3.63%	1.00%	3.00%	-13.68%	-5.32%
Fidelity VIP Equity Income Subaccount
2004	1,986	12.963	36.490	67,669	1.93%	1.00%	2.25%	8.99%	10.42%
2003	2,149	11.893	33.046	66,628	1.56%	1.00%	2.25%	27.42%	29.04%
2002	1,845	9.334	25.609	44,934	4.04%	1.00%	3.00%	-17.77%	0.96%
2001	1,659	22.475	31.143	50,216	5.91%	1.00%	3.00%	-6.46%	-5.90%
Fidelity VIP Growth Subaccount
2004	1,322	12.087	47.586	59,157	0.27%	1.00%	2.25%	1.05%	2.35%
2003	1,497	11.962	46.493	65,681	0.27%	1.00%	2.25%	29.88%	31.53%
2002	1,600	9.210	35.347	53,797	0.25%	1.00%	3.00%	-30.80%	0.59%
2001	1,643	33.204	51.078	81,527	6.97%	1.00%	3.00%	-19.03%	-13.14%
Fidelity VIP Index 500 Subaccount
2004	920	12.839	147.718	129,183	1.23%	1.00%	2.25%	7.91%	9.52%
2003	879	11.875	134.882	115,587	1.34%	1.00%	2.25%	25.28%	27.14%
2002	940	9.460	106.090	97,664	1.24%	1.00%	3.00%	-23.02%	1.56%
2001	1,087	127.922	137.840	146,877	1.10%	1.00%	3.00%	-13.75%	-9.67%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount
2004	725	$11.962	$13.411	$9,672	1.78%	1.00%	2.25%	8.55%	9.90%
2003(14)	229	12.104	12.183	2,783	0.40%	1.00%	2.25%	21.85%	23.05%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Small Cap Value Securities Subaccount
2004	183	14.056	16.232	2,958	0.12%	1.00%	2.25%	21.02%	22.52%
2003(15)	28	13.141	13.227	376	0.00%	1.00%	2.25%	29.22%	30.49%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Strategic Income Securities Subaccount
2004	350	11.632	11.873	4,127	3.46%	1.00%	2.25%	7.37%	8.71%
2003(16)	144	10.833	10.904	1,571	0.19%	1.00%	2.25%	17.46%	18.62%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Subaccount
2004	1,315	10.056	10.320	13,428	5.59%	1.00%	2.25%	1.19%	2.45%
2003(17)	1,163	9.938	10.003	11,628	0.03%	1.00%	2.25%	-0.04%	0.95%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Zero Coupon 2010 Subaccount
2004	1,127	10.132	10.521	11,591	5.40%	1.00%	2.25%	2.15%	3.42%
2003(18)	1,056	9.919	9.984	10,535	0.03%	1.00%	2.25%	1.13%	2.13%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Discovery Securities Subaccount
2004	511	13.159	14.544	7,396	0.88%	1.00%	2.25%	15.59%	17.02%
2003(19)	117	12.327	12.408	1,447	0.07%	1.00%	2.25%	26.15%	27.40%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Subaccount
2004	192	12.294	13.406	2,561	0.76%	1.00%	2.25%	10.15%	11.51%
2003(20)	76	11.923	12.002	911	0.11%	1.00%	2.25%	22.40%	23.60%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Developing Markets Securities Subaccount
2004	250	15.106	17.925	4,447	1.56%	1.00%	2.25%	21.96%	23.47%
2003	82	13.164	14.493	1,177	0.17%	1.00%	2.25%	49.66%	51.12%
2002	3	8.725	8.725	29	N/A	1.40%	1.40%	-1.53%	-1.53%
2001	3	8.860	8.860	30	N/A	1.40%	1.40%	-12.68%	-12.68%
ING VP Emerging Markets Fund, Inc.:
ING VP Emerging Markets Fund Subaccount
2004	682	7.974	11.641	7,724	0.82%	1.00%	2.05%	19.26%	20.50%
2003	773	6.686	9.661	7,287	N/A	1.00%	2.05%	44.25%	45.75%
2002	807	4.635	6.628	5,236	N/A	1.00%	2.80%	-11.15%	-10.23%
2001	713	7.247	7.384	5,432	21.69%	1.00%	2.80%	-11.67%	-11.31%
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount
2004	269	17.540	18.489	4,827	0.83%	1.00%	2.05%	10.39%	11.55%
2003	228	15.889	16.576	3,684	N/A	1.00%	2.05%	27.91%	29.24%
2002	242	12.422	12.826	3,033	0.19%	1.00%	2.80%	-4.06%	-3.07%
2001	257	12.958	13.232	3,252	N/A	1.00%	2.80%	-17.13%	-16.77%
J.P. Morgan Series Trust II:
JPMorgan International Equity Subaccount(21)
2004	1,993	13.664	15.583	30,771	0.52%	1.00%	2.25%	15.76%	17.20%
2003(22)	1,420	13.188	13.275	18,835	N/A	1.00%	2.25%	29.53%	30.81%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
JPMorgan MidCap Value Subaccount
2004	848	$13.158	$14.799	$12,457	0.27%	1.00%	2.25%	18.39%	19.86%
2003(23)	107	12.246	12.327	1,322	N/A	1.00%	2.25%	26.78%	28.03%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Small Company Subaccount
2004	667	15.237	17.863	11,629	N/A	1.00%	2.25%	24.37%	25.91%
2003	719	12.228	14.187	9,961	N/A	1.00%	2.25%	32.99%	34.63%
2002	800	9.176	10.538	8,265	0.24%	1.00%	3.00%	-22.43%	0.82%
2001	803	12.972	13.584	10,764	0.03%	1.00%	3.00%	-9.54%	-3.47%
Janus Aspen Series:
Janus Aspen Balanced Subaccount
2004	4,095	11.631	31.181	123,365	2.12%	1.00%	2.25%	6.11%	7.45%
2003	4,946	10.961	29.019	139,284	2.20%	1.00%	2.25%	11.44%	12.92%
2002	5,660	9.836	25.699	141,809	2.44%	1.00%	3.00%	-7.37%	0.33%
2001	5,930	22.896	27.744	161,184	2.59%	1.00%	3.00%	-6.17%	-4.07%
Janus Aspen Capital Appreciation Subaccount
2004	165	9.750	9.750	1,612	0.24%	1.40%	1.40%	16.59%	16.59%
2003	187	8.362	8.362	1,562	0.48%	1.40%	1.40%	18.87%	18.87%
2002	193	7.035	7.035	1,356	0.59%	1.40%	1.40%	-16.84%	-16.84%
2001	242	8.459	8.459	2,043	1.17%	1.40%	1.40%	-23.67%	-23.67%
Janus Aspen Growth Subaccount
2004	2,807	12.064	23.082	62,882	0.13%	1.00%	2.25%	2.10%	3.48%
2003	3,904	11.815	22.305	84,379	0.07%	1.00%	2.25%	28.84%	30.43%
2002	9,555	7.687	17.102	110,021	N/A	1.00%	3.00%	-27.24%	-16.12%
2001	12,249	10.607	23.504	189,564	0.25%	1.00%	3.00%	-26.05%	-21.32%
Janus Aspen Growth and Income Subaccount
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2003(24)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	3,720	11.570	11.570	43,040	0.77%	1.40%	1.40%	-22.62%	-22.62%
2001	4,984	14.953	14.953	74,529	1.32%	1.40%	1.40%	-14.57%	-14.57%
Janus Aspen Mid Cap Growth Subaccount
2004	2,358	14.796	27.976	64,102	N/A	1.00%	2.25%	18.05%	19.55%
2003	2,722	12.534	23.401	62,097	N/A	1.00%	2.25%	32.06%	33.77%
2002	3,312	9.491	17.494	56,666	N/A	1.00%	3.00%	-28.65%	1.24%
2001	3,396	21.725	24.518	81,659	N/A	1.00%	3.00%	-40.63%	-23.00%
Janus Aspen Worldwide Growth Subaccount
2004	3,840	11.160	29.621	110,482	0.95%	1.00%	2.25%	2.42%	3.74%
2003	4,891	10.896	28.553	136,089	1.06%	1.00%	2.25%	21.20%	22.76%
2002	5,892	8.991	23.259	134,031	0.86%	1.00%	3.00%	-26.24%	-3.80%
2001	6,855	28.344	31.533	212,598	0.45%	1.00%	3.00%	-23.77%	-16.33%
Janus Aspen Mid Cap Value Subaccount(25)
2004	154	13.405	15.647	2,403	1.85%	1.00%	2.25%	15.20%	16.63%
2003(26)	29	13.307	13.394	395	0.00%	1.00%	2.25%	33.14%	39.04%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Small Company Value Subaccount(27)
2004	109	12.911	15.747	1,702	5.45%	1.00%	2.25%	15.48%	16.91%
2003(28)	68	13.359	13.447	916	N/A	1.00%	2.25%	38.98%	40.35%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust:
One Group Investment Trust Bond Subaccount
2004(29)	0	10.149	10.253	2	N/A	1.25%	2.25%	1.84%	2.84%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Government Bond Subaccount
2004(30)	0	10.190	10.295	—	N/A	1.25%	2.25%	2.33%	3.35%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
One Group Investment Trust Balanced Subaccount
2004(31)	0	$10.462	$10.569	$3	N/A	1.25%	2.25%	3.40%	4.42%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Large Cap Growth Subaccount
2004(32)	3	10.596	10.705	28	N/A	1.25%	2.25%	4.69%	5.72%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Equity Index Subaccount
2004(33)	3	11.009	11.150	30	N/A	1.00%	2.25%	7.91%	9.24%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Diversified Equity Subaccount
2004(34)	1,342	10.686	10.823	14,477	N/A	1.00%	2.25%	4.68%	5.98%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Mid Cap Growth Subaccount
2004(35)	3	11.125	11.268	37	N/A	1.00%	2.25%	10.13%	11.50%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Diversified Mid Cap Subaccount
2004(36)	4	11.327	11.472	44	N/A	1.00%	2.25%	11.90%	13.28%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
One Group Investment Trust Mid Cap Value Subaccount
2004(37)	498	11.434	11.581	5,741	N/A	1.00%	2.25%	12.85%	14.25%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Subaccount
2004	80	11.892	14.236	1,131	N/A	1.00%	2.25%	16.80%	18.25%
2003(38)	24	11.941	12.019	292	N/A	1.00%	2.25%	22.68%	23.89%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Capital Appreciation Subaccount
2004	336	11.590	13.034	4,356	0.20%	1.00%	2.25%	4.26%	5.56%
2003(39)	127	12.247	12.327	1,571	N/A	1.00%	2.25%	27.82%	29.08%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Securities Subaccount
2004	1,486	14.035	16.695	24,671	0.81%	1.00%	2.25%	16.26%	17.70%
2003(40)	517	14.069	14.161	7,318	N/A	1.00%	2.25%	39.72%	41.10%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer High Income Subaccount
2004	223	11.704	11.947	2,652	3.80%	1.00%	2.25%	6.33%	7.65%
2003(41)	71	11.007	11.080	785	N/A	1.00%	2.25%	21.07%	22.27%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Oppenheimer Main Street Subaccount
2004	244	$11.955	$13.109	$3,177	0.64%	1.00%	2.25%	6.74%	8.06%
2003(42)	119	12.032	12.111	1,435	N/A	1.00%	2.25%	23.66%	24.88%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Small Cap Subaccount
2004	557	13.396	16.226	8,965	N/A	1.00%	2.25%	16.55%	18.00%
2003(43)	241	13.639	13.729	3,309	N/A	1.00%	2.25%	41.07%	42.46%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Strategic Bond Subaccount
2004	943	11.404	11.640	10,907	1.79%	1.00%	2.25%	6.04%	7.36%
2003(44)	127	10.754	10.825	1,370	N/A	1.00%	2.25%	14.58%	15.71%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount
2004	19	12.432	12.432	236	4.26%	1.40%	1.40%	4.10%	4.10%
2003	18	11.943	11.943	220	2.79%	1.40%	1.40%	0.86%	0.86%
2002	18	11.841	11.841	210	4.34%	1.40%	1.40%	6.68%	6.68%
2001	35	11.099	11.099	389	4.37%	1.40%	1.40%	6.77%	6.77%
PIMCO Low Duration Subaccount
2004	17	12.164	12.164	204	1.54%	1.40%	1.40%	0.44%	0.44%
2003	18	12.110	12.110	214	1.80%	1.40%	1.40%	0.93%	0.93%
2002	19	11.998	11.998	231	3.94%	1.40%	1.40%	5.57%	5.57%
2001	24	11.366	11.366	278	6.16%	1.40%	1.40%	6.73%	6.73%
Scudder Variable Series I:
Scudder 21st Century Growth Subaccount
2004	5,703	5.077	12.871	28,956	N/A	1.40%	2.05%	8.37%	9.33%
2003	6,040	4.644	11.836	28,050	N/A	1.40%	2.05%	27.77%	29.07%
2002	5,790	3.598	9.232	20,833	N/A	1.40%	2.05%	-42.07%	-1.78%
2001	4,197	6.211	6.211	26,068	N/A	1.40%	1.40%	-24.15%	-24.15%
Scudder Bond Subaccount
2004	861	7.900	12.689	7,237	4.05%	1.00%	2.25%	3.06%	4.33%
2003	1,053	7.647	12.210	8,499	5.99%	1.00%	2.25%	2.75%	4.02%
2002	2,214	7.424	11.785	17,198	6.35%	1.00%	3.00%	5.54%	6.17%
2001	1,834	7.034	11.100	13,450	3.25%	1.00%	3.00%	2.42%	5.47%
Scudder Capital Growth Subaccount
2004	5,815	9.493	19.410	56,134	0.52%	1.00%	2.25%	5.39%	6.91%
2003	5,444	8.914	18.155	49,512	0.40%	1.00%	2.25%	23.98%	25.63%
2002	5,041	7.124	14.451	36,569	0.35%	1.00%	3.00%	-29.89%	-24.13%
2001	4,352	10.201	20.611	45,339	9.97%	1.00%	3.00%	-20.72%	-14.48%
Scudder Global Discovery Subaccount
2004	7,842	16.127	16.650	126,466	0.24%	1.40%	2.05%	20.64%	21.64%
2003	7,393	13.257	13.753	98,017	0.09%	1.40%	2.05%	45.78%	47.03%
2002	7,117	9.017	9.402	64,171	N/A	1.40%	2.05%	-17.62%	-6.11%
2001	6,536	11.412	11.412	74,591	1.60%	1.40%	1.40%	-25.64%	-25.64%
Scudder Growth and Income Subaccount
2004	5,667	8.778	12.457	49,809	0.76%	1.40%	2.05%	7.57%	8.64%
2003	5,799	8.080	11.541	46,914	0.99%	1.40%	2.05%	24.01%	24.99%
2002	5,766	6.464	9.274	37,291	1.06%	1.40%	2.05%	-24.19%	-0.70%
2001	5,114	8.527	8.693	43,629	2.74%	1.40%	1.40%	-13.30%	-12.52%
Scudder Health Sciences Subaccount
2004	7,282	11.403	15.333	83,046	N/A	1.40%	2.05%	6.97%	8.08%
2003	7,059	10.551	14.285	74,488	N/A	1.40%	2.05%	30.54%	31.86%
2002	6,232	8.002	10.906	49,863	N/A	1.40%	2.05%	-24.16%	1.28%
2001	4,222	10.551	10.551	44,542	N/A	1.40%	1.40%	5.51%	5.51%
Scudder International Subaccount
2004	11,356	9.199	12.728	106,311	1.25%	1.00%	2.25%	13.90%	15.37%
2003	11,326	8.005	11.137	92,299	0.76%	1.00%	2.25%	24.94%	26.49%
2002	12,444	6.354	8.882	83,409	0.88%	1.00%	3.00%	-19.49%	-17.17%
2001	10,083	7.892	10.723	82,158	16.43%	1.00%	3.00%	-32.11%	-23.44%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Scudder Money Market Subaccount
2004	14	$10.667	$10.667	$149	0.91%	1.40%	1.40%	-0.50%	-0.50%
2003	12	10.393	10.721	133	1.23%	1.40%	1.40%	-0.58%	0.82%
2002	3	10.308	10.783	30	N/A	1.40%	1.40%	0.09%	1.49%
2001	6	10.773	10.773	65	4.26%	1.40%	1.40%	2.41%	2.41%
Scudder Variable Series II:
Scudder Aggressive Growth Subaccount
2004	3,665	9.290	13.148	34,058	N/A	1.40%	2.05%	1.52%	2.47%
2003	3,915	9.066	12.906	35,503	N/A	1.40%	2.05%	30.75%	32.29%
2002	4,070	6.853	9.837	27,890	0.45%	1.40%	2.05%	-27.08%	-1.85%
2001	3,999	10.022	10.022	40,084	0.85%	1.40%	1.40%	-22.84%	-22.84%
Scudder Blue Chip Subaccount
2004	17,892	1.290	13.285	158,659	0.62%	1.25%	2.05%	12.03%	14.60%
2003	18,296	1.126	11.690	137,127	0.70%	1.25%	2.05%	24.22%	25.68%
2002	16,215	0.896	9.379	78,102	0.40%	1.25%	2.05%	-23.08%	-3.11%
2001	16,826	1.164	9.680	97,162	0.36%	1.25%	1.40%	-16.97%	-16.86%
Scudder Fixed Income Subaccount
2004	14,835	1.260	12.943	92,790	5.25%	1.00%	2.25%	2.01%	3.49%
2003	16,883	1.233	12.556	98,747	3.70%	1.00%	2.25%	2.65%	4.09%
2002	17,704	1.188	12.110	99,482	3.12%	1.00%	3.00%	5.63%	6.52%
2001	15,452	1.135	11.369	64,981	3.41%	1.00%	3.00%	2.24%	4.66%
Scudder Global Blue Chip Subaccount
2004	2,999	12.007	12.007	36,009	1.17%	1.40%	1.40%	13.18%	13.18%
2003	2,918	10.609	11.817	30,965	0.34%	1.40%	2.05%	26.38%	27.35%
2002	2,745	8.331	9.319	22,865	0.65%	1.40%	2.05%	-10.43%	-7.08%
2001	2,280	10.029	10.029	22,866	2.07%	1.40%	1.40%	1.40%	1.40%
Scudder Government & Agency Securities Subaccount(45)
2004	29,192	1.306	13.080	134,445	3.59%	1.00%	2.25%	1.28%	2.72%
2003	37,820	1.287	12.784	163,000	5.36%	1.00%	2.25%	-0.22%	1.24%
2002	50,525	1.275	12.676	237,363	3.09%	1.00%	3.00%	5.67%	6.56%
2001	41,648	1.218	11.896	160,645	3.48%	1.00%	3.00%	3.52%	6.64%
Scudder Growth Subaccount
2004	45,208	1.739	11.865	216,809	0.27%	1.00%	2.25%	2.66%	4.10%
2003	53,620	1.675	11.517	239,685	0.12%	1.00%	2.25%	21.70%	23.48%
2002	54,587	1.360	9.431	178,843	N/A	1.00%	3.00%	-30.28%	0.73%
2001	65,583	1.951	8.272	302,393	8.78%	1.00%	3.00%	-23.67%	-14.32%
Scudder High Income Subaccount
2004	33,615	1.052	13.774	229,629	7.16%	1.00%	2.25%	9.82%	11.30%
2003	40,437	0.957	12.499	235,030	8.06%	1.00%	2.25%	21.65%	23.39%
2002	40,754	0.778	10.239	179,672	9.68%	1.00%	3.00%	-2.50%	5.29%
2001	45,274	0.805	9.271	189,316	11.65%	1.00%	3.00%	-2.72%	1.61%
Scudder International Select Equity Subaccount
2004	34,689	1.932	13.568	125,666	0.97%	1.00%	2.05%	15.47%	17.07%
2003	33,625	1.667	11.710	96,753	1.12%	1.00%	2.05%	26.83%	28.54%
2002	36,850	1.299	9.202	75,047	0.42%	1.00%	2.80%	-15.22%	-1.69%
2001	39,653	1.547	7.918	72,774	16.11%	1.00%	2.80%	-25.53%	-25.18%
Scudder Large Cap Value Subaccount(46)
2004	30,700	2.099	12.988	163,457	1.52%	1.00%	2.05%	7.44%	8.98%
2003	32,630	1.946	11.965	149,054	1.80%	1.00%	2.05%	29.54%	31.28%
2002	35,977	1.484	9.162	113,597	1.57%	1.00%	2.80%	-16.69%	-16.05%
2001	39,433	1.799	10.913	128,715	1.50%	1.00%	2.80%	0.46%	0.85%
Scudder Money Market Subaccount
2004	26,603	0.972	11.181	135,778	0.99%	1.00%	2.25%	-1.31%	-0.09%
2003	34,208	0.984	12.143	181,973	0.77%	1.00%	2.25%	-1.50%	0.72%
2002	54,362	0.990	12.056	306,311	1.39%	1.00%	3.00%	-0.86%	1.36%
2001	128,799	1.008	11.894	407,432	3.31%	1.00%	3.00%	0.94%	3.85%
Scudder Small Cap Growth Subaccount
2004	38,500	1.163	13.680	144,539	N/A	1.00%	2.25%	8.31%	9.92%
2003	44,561	1.072	12.586	141,216	N/A	1.00%	2.25%	29.85%	31.63%
2002	45,002	0.817	9.660	100,125	N/A	1.00%	3.00%	-34.93%	1.94%
2001	49,609	1.267	9.348	152,170	12.86%	1.00%	3.00%	-32.12%	-16.19%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Scudder Strategic Income Subaccount
2004	2,702	$1.375	$13.108	$30,732	4.27%	1.25%	2.05%	6.09%	7.25%
2003	2,474	1.282	12.239	28,082	1.47%	1.25%	2.05%	5.43%	6.52%
2002	2,400	1.204	11.507	24,573	2.28%	1.25%	1.40%	9.77%	9.93%
2001	1,574	1.095	10.483	11,501	0.61%	1.25%	1.40%	3.78%	3.92%
Scudder Technology Growth Subaccount
2004	24,947	0.833	13.362	145,056	N/A	1.00%	2.25%	-0.57%	0.91%
2003	25,760	0.835	13.392	153,801	N/A	1.00%	2.25%	43.25%	45.15%
2002	28,007	0.575	9.317	145,624	0.11%	1.00%	3.00%	-36.79%	2.62%
2001	25,462	0.920	9.079	217,576	0.18%	1.00%	3.00%	-33.63%	-7.58%
Scudder Total Return Subaccount
2004	65,001	1.995	11.649	416,701	1.65%	1.00%	2.25%	4.22%	5.73%
2003	74,476	1.892	11.138	440,847	3.06%	1.00%	2.25%	15.19%	16.77%
2002	83,840	1.624	9.636	416,026	2.89%	1.00%	3.00%	-16.22%	-9.23%
2001	99,886	1.939	10.615	566,841	6.75%	1.00%	3.00%	-7.39%	-5.62%
SVS Davis Venture Value Subaccount
2004	18,366	11.038	13.475	202,796	0.41%	1.40%	2.05%	9.17%	10.28%
2003	16,169	10.008	12.301	161,895	0.48%	1.40%	2.05%	26.82%	28.05%
2002	14,493	7.816	9.666	113,303	0.15%	1.40%	2.05%	-16.95%	1.47%
2001	9,293	9.412	9.412	87,458	N/A	1.40%	1.40%	-5.88%	-5.88%
SVS Dreman Financial Services Subaccount
2004	5,795	13.075	13.860	80,309	1.52%	1.40%	2.05%	9.25%	10.46%
2003	5,779	11.968	12.548	72,507	1.40%	1.40%	2.05%	25.16%	26.37%
2002	5,697	9.562	9.930	56,572	0.88%	1.40%	2.05%	-9.78%	-0.02%
2001	4,691	11.006	11.006	51,630	0.97%	1.40%	1.40%	-6.17%	-6.17%
SVS Dreman High Return Equity Subaccount
2004	35,450	13.617	14.036	497,541	1.58%	1.40%	2.05%	11.34%	12.48%
2003	34,882	12.230	12.479	435,250	1.88%	1.40%	2.05%	28.85%	30.11%
2002	33,048	9.436	9.591	316,953	1.39%	1.40%	2.05%	-19.17%	-1.19%
2001	23,638	11.674	11.865	280,450	0.60%	1.40%	1.40%	-0.34%	0.29%
SVS Dreman Small Cap Value Subaccount
2004	42,968	1.918	17.002	308,558	0.82%	1.00%	2.25%	23.00%	24.78%
2003	39,751	1.553	13.660	222,551	2.27%	1.00%	2.25%	34.84%	40.63%
2002	43,904	1.116	8.945	149,053	0.41%	1.00%	2.80%	-13.13%	-12.10%
2001	33,983	1.285	10.177	113,833	N/A	1.00%	2.80%	16.04%	16.49%
SVS Eagle Focused Large Cap Growth Subaccount
2004	7,163	8.339	11.317	59,773	N/A	1.40%	2.05%	-0.53%	0.45%
2003	7,149	8.302	11.339	59,386	N/A	1.40%	2.05%	23.61%	24.79%
2002	6,095	6.652	9.142	40,566	N/A	1.40%	2.05%	-28.35%	-2.40%
2001	4,046	9.367	9.367	37,898	N/A	1.40%	1.40%	-18.10%	-18.10%
SVS Focus Value + Growth Subaccount
2004	13,382	1.583	13.286	55,062	0.81%	1.00%	2.05%	8.68%	10.23%
2003	14,973	1.451	12.183	53,599	0.77%	1.00%	2.05%	29.63%	31.35%
2002	16,459	1.106	9.366	39,194	0.56%	1.00%	2.80%	-27.38%	-4.81%
2001	18,875	1.538	9.839	51,767	6.41%	1.00%	2.80%	-15.56%	-15.21%
SVS Index 500 Subaccount
2004	25,792	8.699	12.834	224,389	0.96%	1.40%	2.05%	7.77%	8.86%
2003	25,469	7.991	11.868	203,544	1.05%	1.40%	2.05%	25.01%	26.16%
2002	23,118	6.334	9.461	146,428	0.55%	1.40%	2.05%	-23.41%	1.62%
2001	17,576	8.270	8.270	145,352	0.29%	1.40%	1.40%	-13.27%	-13.27%
SVS INVESCO Dynamic Growth Subaccount
2004	3,179	8.770	13.975	27,892	N/A	1.40%	2.05%	9.20%	10.47%
2003	3,310	7.939	12.753	26,296	N/A	1.40%	2.05%	32.54%	33.66%
2002	3,074	5.940	9.589	18,257	N/A	1.40%	2.05%	-31.87%	4.47%
2001	2,256	8.718	8.718	19,666	N/A	1.40%	1.40%	-12.82%	-12.82%
SVS Janus Growth and Income Subaccount
2004	16,003	8.062	12.345	129,027	N/A	1.40%	2.05%	8.85%	9.97%
2003	17,467	7.331	11.302	128,062	0.70%	1.40%	2.05%	21.46%	22.66%
2002	17,677	5.952	9.235	105,208	0.66%	1.40%	2.05%	-21.65%	-0.56%
2001	13,923	7.597	7.597	105,768	0.42%	1.40%	1.40%	-13.50%	-13.50%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31, 2004				For the year ended December 31, 2004
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
SVS Janus Growth Opportunities Subaccount
2004	15,327	$5.904	$13.152	$90,502	N/A	1.40%	2.05%	9.95%	11.02%
2003	16,951	5.318	11.920	90,163	N/A	1.40%	2.05%	23.71%	24.99%
2002	17,795	4.255	9.603	75,716	N/A	1.40%	2.05%	-31.58%	1.35%
2001	15,117	6.219	6.219	94,012	N/A	1.40%	1.40%	-24.75%	-24.75%
SVS MFS Strategic Value Subaccount
2004	3	13.538	13.654	38	0.13%	1.70%	2.05%	15.03%	15.43%
2003(47)	2	11.769	11.829	28	N/A	1.70%	2.05%	23.81%	24.24%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SVS Oak Strategic Equity Subaccount
2004	8,548	6.604	13.112	56,495	N/A	1.40%	2.05%	-1.15%	-0.09%
2003	9,193	6.610	13.219	60,811	N/A	1.40%	2.05%	46.14%	47.72%
2002	7,019	4.474	9.015	31,408	N/A	1.40%	2.05%	-40.57%	1.52%
2001	4,707	7.529	7.529	35,442	N/A	1.40%	1.40%	-24.71%	-24.71%
SVS Turner Mid-Cap Growth Subaccount
2004	10,139	9.369	14.961	94,997	N/A	1.40%	2.05%	8.41%	9.50%
2003	9,951	8.556	13.753	85,147	N/A	1.40%	2.05%	45.11%	46.45%
2002	7,947	5.842	9.446	46,432	N/A	1.40%	2.05%	-33.21%	0.48%
2001	4,649	8.748	8.748	40,665	N/A	1.40%	1.40%	-12.52%	-12.52%
Scudder Investments VIT Funds:
Scudder Real Estate Securities Subaccount
2004	0	15.911	16.002	6	0.77%	1.70%	2.05%	28.10%	28.54%
2003(48)	1	12.421	12.449	16	N/A	1.70%	2.05%	24.21%	24.49%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Net Assets equals Contract Owners’ Equity.

(2)	This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(3)	This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded.

(4)	Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

(5)	Effective October 15, 2004, fund name was changed to AIM Variable Insurance Funds from INVESCO Variable Investment Funds, Inc.

(6)	Effective October 15, 2004, name was changed to AIM V.I. Financial Services Fund Subaccount from INVESCO VIF-Financial Services Subaccount.

(7)	For the period (commencement of operations): May 2, 2003 to December 31, 2003—AIM V.I. Financial Services Fund Subaccount.

(8)	Effective October 15, 2004, name was changed to AIM V.I. Health Sciences Subaccount from INVESCO VIF-Health Sciences Subaccount.

(9)	For the period (commencement of operations): May 6, 2003 to December 31, 2003—AIM V.I. Health Sciences Subaccount.

(10)	Effective October 15, 2004, name was changed to AIM V.I. Real Estate Subaccount from INVESCO VIF-Real Estate Opportunity Subaccount.

(11)	For the period (commencement of operations): May 8, 2003 to December 31, 2003—AIM V.I. Real Estate Fund Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(12)	Effective October 15, 2004, name was changed to AIM V.I. Utilities Subaccount from INVESCO VIF-Utilities Subaccount.

(13)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Dreyfus VIF Small Company Stock Subaccount.

(14)	For the period (commencement of operations): May 6, 2003 to December 31, 2003—Franklin Rising Dividends Securities Subaccount.

(15)	For the period (commencement of operations): May 16, 2003 to December 31, 2003—Franklin Small Cap Value Securities Subaccount.

(16)	For the period (commencement of operations): May 15, 2003 to December 31, 2003—Franklin Strategic Income Securities Subaccount.

(17)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—Franklin U.S. Government Subaccount.

(18)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Franklin Zero Coupon 2010 Subaccount.

(19)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—Mutual Discovery Securities Subaccount.

(20)	For the period (commencement of operations): May 15, 2003 to December 31, 2003—Mutual Shares Securities Subaccount.

(21)	Formerly named JPMorgan International Opportunities Subaccount.

(22)	For the period (commencement of operations): June 6, 2003 to December 31, 2003—JPMorgan International Equity Subaccount.

(23)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—JPMorgan MidCap Value Subaccount.

(24)	For the period (cessation of operations): January 1, 2003 to March 7, 2003—Janus Aspen Growth and Income Subaccount.

(25)	Formerly named Janus Aspen Mid Cap Value (Perkins) Subaccount.

(26)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Janus Aspen Mid Cap Value Subaccount.

(27)	Formerly named Janus Aspen Small Cap Value (Bay Isle) Subaccount.

(28)	For the period (commencement of operations): May 28, 2003 to December 31, 2003—Janus Aspen Small Company Value Subaccount.

(29)	For the period (commencement of operations): July 19, 2004 to December 31, 2004—One Group Investment Trust Bond Subaccount.

(30)	One Group Investment Trust Government Bond Subaccount option added in 2004. As of December 31, 2004, no contributions have been made to this subaccount.

(31)	For the period (commencement of operations): August 11, 2004 to December 31, 2004—One Group Investment Trust Balanced Subaccount.

(32)	For the period (commencement of operations): October 1, 2004 to December 31, 2004—One Group Investment Trust Large Cap Growth Subaccount.

(33)	For the period (commencement of operations): July 26, 2004 to December 31, 2004—One Group Investment Trust Equity Index Subaccount.

(34)	For the period (commencement of operations): June 30, 2004 to December 31, 2004—One Group Investment Trust Diversified Equity Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(35)	For the period (commencement of operations): June 25, 200 to December 31, 2004—One Group Investment Trust Mid Cap Growth Subaccount.

(36)	For the period (commencement of operations): May 27, 2004 to December 31, 2004—One Group Investment Trust Diversified MidCap Growth Subaccount.

(37)	For the period (commencement of operations): May 18, 2004 to December 31, 2004—One Group Investment Trust MidCap Value Subacount.

(38)	For the period (commencement of operations): May 15, 2003 to December 31, 2003—Oppenheimer Aggressive Growth Subaccount.

(39)	For the period (commencement of operations): May 6, 2003 to December 31, 2003—Oppenheimer Capital Appreciation Subaccount.

(40)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Oppenheimer Global Securities Subaccount.

(41)	For the period (commencement of operations): May 2, 2003 to December 31, 2003—Oppenheimer High Income Subaccount.

(42)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—Oppenheimer Main Street Subaccount.

(43)	For the period (commencement of operations): May 9, 2003 to December 31, 2003—Oppenheimer Main Street Small Cap Subaccount.

(44)	For the period (commencement of operations): May 9, 2003 to December 31, 2003—Oppenheimer Strategic Bond Subaccount.

(45)	Effective May 1, 2004, name was changed from Scudder Government Securities Subaccount.

(46)	Effective May 1, 2004, name was changed from Scudder Contrarian Value Subaccount.

(47)	For the period (commencement of operations): June 12, 2003 to December 31, 2003—SVS MFS Strategic Value Subaccount.

(48)	For the period (commencement of operations): July 11, 2003 to December 31, 2003—Scudder VIT Real Estate Subaccount.

APPENDIX A

STATE PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non-Qualified Plans
California	0.50%*	2.35%*
Maine	2.00%	2.00%
Nevada	3.50%	3.50%
South Dakota	—	1.25%
West Virginia	1.00%	1.00%
Wyoming	—	1.00%

*	Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

A-1